 As filed with the U.S. Securities and Exchange Commission on February 28, 2002

                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /x/
                         PRE-EFFECTIVE AMENDMENT NO.          / /

                       POST-EFFECTIVE AMENDMENT NO.  51             /x/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /x/

                              AMENDMENT NO.  52                /x/

                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-521-5411
            Judy Barlett, c/o J.P. Morgan Fund Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)

Copy to: John E. Baumgardner, Jr., Esq.                                               Sarah E. Cogan,Esq.
Sullivan & Cromwell                                                                   Simpson Thacher &Bartlett
125 Broad Street                                                                      425 Lexington Ave.
New York, New York 10004                                                              New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date), pursuant to paragraph (a)(1)

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN SPECIALTY FUNDS
CLASS A, CLASS B AND CLASS C SHARES


FOCUS FUND
GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
H&Q TECHNOLOGY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         [LOGO] JPMORGAN FLEMING

                                                         ASSET MANAGEMENT

                                    CONTENTS


Focus Fund                                                                     1
Global 50 Fund                                                                 7
Global Healthcare Fund                                                        13
H&Q Technology Fund                                                           19
The Funds' Management and Administration                                      26
How Your Account Works                                                        28
   Know Which Classes to Buy                                                  28
   About Sales Charges                                                        28
   Buying Fund Shares                                                         30
   Selling Fund Shares                                                        31
   Exchanging Fund Shares                                                     32
   Other Information Concerning the Funds                                     33
   Distributions and Taxes                                                    33
Shareholder Services                                                          35
Risk and Reward Elements                                                      36
Financial Highlights                                                          39
How to Reach Us                                                       Back cover

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-38.


THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is not diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.


The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.


Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.


The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjust the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.


With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


                                    [CHART]

YEAR-BY-YEAR RETURNS(1),(2)

                                  1999  13.68%

                                  2000 -25.72%

                                  2001 -22.30%

--------------------------------------------------------------------------------
BEST QUARTER                                                         24.54%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                       -23.83%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time for periods ended December 31, 2001(1),(2)



                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -26.77      -12.57
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -26.77      -12.58
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -16.30       -9.70
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -26.60      -12.37
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -23.63      -11.65
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       -11.88        1.65
--------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                     -12.38        1.02
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)   THE FUND COMMENCED OPERATIONS ON 6/30/98.


(2)   THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The investor expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.


ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEE                      0.40               0.40             0.40
DISTRIBUTION (RULE 12B-1) FEES      0.25               0.75             0.75
SHAREHOLDER SERVICE FEES            0.25               0.25             0.25
OTHER EXPENSES(1)                   0.94               0.92             1.02
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES            1.84               2.32             2.42

FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                   (0.59)             (0.47)           (0.57)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                     1.25               1.85             1.85
--------------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.85% And 1.85% of the Fund's average daily net assets with respect to Class A, B and C shares, respectively, through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 2/28/03 and total operating expenses thereafter.


The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)          695          1,066         1,461         2,564
--------------------------------------------------------------------------------
CLASS B SHARES** ($)         688          979           1,398         2,500***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)         288          700           1,239         2,713
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           188          679           1,198         2,500***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           188          700           1,239         2,713
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-38.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

-     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-     WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the last three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns for the past year and for the life of the Fund. It compares that performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and Class C shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)

                                  1999  45.36%

                                  2000 -14.35%

                                  2001 -20.32%

--------------------------------------------------------------------------------
BEST QUARTER                                                         24.48%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                       -16.66%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001*,(1),(2)



                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -24.95       -2.38
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -25.07       -3.37
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -15.20       -2.16
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -24.72       -1.63
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -21.56       -0.88
--------------------------------------------------------------------------------
MSCI WORD INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       -11.88        1.65
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of the Fund will perform in the future.

* The Fund's performance in the table for the period before Class A, B and C Shares were launched on 4/16/01 and the Fund's performance in the bar chart are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C shares have higher expenses than Select Class Shares.

(1) The Fund commenced operations on 5/29/98. Performance for the benchmark is from 5/31/98.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.


ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEES                       1.25              1.25               1.25
--------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES        0.25              0.75               0.75
--------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEE               0.25              0.25               0.25
--------------------------------------------------------------------------------------
OTHER EXPENSES(1)                    72.33             68.12             120.98
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES             74.08             70.37             123.23

FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                   (72.33)           (68.12)           (120.98)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                       1.75              2.25               2.25
--------------------------------------------------------------------------------------

(1) "Other expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.25% And 2.25%, respectively, of their average daily net assets through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment

-     5% return each year, and


- net expenses for Classes A, B and C of 1.75%, 2.25% and 2.25%, respectively, through 2/28/05 and 2.75%, 3.25% and 3.25% respectively, thereafter through 2/28/12.


This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                743           1,094         1,678         3,255
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)               728           1,003         1,621         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)               328           703           1,421         3,327
-------------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                 228           703           1,421         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                 228           703           1,421         3,327
-------------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge when shares are sold.

*** Reflects conversion of Class B Shares to Class a Shares after they have been owned for eight years.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-38.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.


There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.


With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.


Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares or a contingent deferred sales load, which is assessed on Class B Shares and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)

                                  2001 -13.48%

--------------------------------------------------------------------------------
BEST QUARTER                                                          1.91%
--------------------------------------------------------------------------------
                                                               2nd quarter, 2001

--------------------------------------------------------------------------------
WORST QUARTER                                                       -15.73%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001*,(1),(2)

                                                                    LIFE OF
                                                         1 YEAR     FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -18.61       -9.95
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -18.74      -10.08
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                  -11.33       -8.00
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -18.19       -8.82
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -14.78       -5.84
--------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                 -12.98       -4.60
--------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                        -10.46       -7.78
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical higher individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Annual after-tax returns depend on the Invester's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance in the table for the period before Class A, B and C Shares were launched on 4/16/01, and the Fund's performance in the bar chart are based on the performance of select class shares of the fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.

(1) The Fund commenced operations on 9/29/00. Performance for the benchmarks is as of 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.


ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEES                         1.25               1.25              1.25
--------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12B-1) FEES          0.25               0.75              0.75
--------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEE                 0.25               0.25              0.25
--------------------------------------------------------------------------------------
OTHER EXPENSES(1)                      32.43             129.67            173.08
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               34.18             131.92            175.33
--------------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                     (32.43)           (129.67)          (173.08)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                         1.75               2.25              2.25
--------------------------------------------------------------------------------------

(1) "Other expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.25% And 2.25%, Respectively, of their average daily net assets through 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


- net expenses for Classes A, B and C of 1.75%, 2.25% and 2.25%, respectively, through 2/28/05 and 2.75%, 3.25% and 3.25%, respectively, thereafter through 2/28/12.


This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                743           1,094         1,678         3,255
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)               728           1,003         1,621         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)               328           703           1,421         3,327
-------------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                 228           703           1,421         3,210***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                 228           703           1,421         3,327
-------------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN H&Q TECHNOLOGY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-38.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of the value of its Assets in equity securities of technology companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.


The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts.


From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is not diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

o     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

o     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPFAM(USA)), does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the adviser may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The adviser will also seek to identify companies whose products are targeted to markets which the adviser expects to grow at a high rate such as the communications and internet-related sectors. The adviser's research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


Because the Fund is not diversified, it will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.


The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

o ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

o     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

o     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

o     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

o     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

o     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the H&Q Technology Index and the Russell 2000 Index, widely recognized benchmarks.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


                                    [CHART]


YEAR-BY-YEAR RETURNS(1),(2)

                                  2001   -55.62%


--------------------------------------------------------------------------------
BEST QUARTER                                                         56.74%
--------------------------------------------------------------------------------
                                                               4th quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                       -54.81%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001(1,2)


                                                                    LIFE OF
                                                         1 YEAR      FUND
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                     -58.14      -70.66
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS     -58.14      -70.66
--------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                -35.41      -54.35
--------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                     -58.22      -70.44
--------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                     -56.27      -69.38
--------------------------------------------------------------------------------
H&Q TECHNOLOGY INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                 -31.22      -47.47
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                         2.49       -3.69
--------------------------------------------------------------------------------

The after-tax returns are shown for only the Class A Shares offered by this prospectus and not the other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 9/20/00. Performance for the benchmarks is as of 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%             NONE              NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
--------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------
MANAGEMENT FEE                         0.75              0.75              0.75
DISTRIBUTION (RULE 12b-1) FEE          0.25              0.75              0.75
SHAREHOLDER SERVICE FEE                0.25              0.25              0.25
OTHER EXPENSES(1)                      2.43              2.42              2.41
--------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               3.68              4.17              4.16

FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                      (1.83)            (1.82)            (1.81)
--------------------------------------------------------------------------------------
NET EXPENSES(2)                        1.85              2.35              2.35
--------------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred for the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.85%, 2.35% And 2.35%, Respectively, of their average daily net assets through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment

-     5% return each year and


- net expenses for Classes A, B and C of 1.85%, 2.35% and 2.35%, respectively, through 2/28/03 and 2.85%, 3.35% and 3.35%, respectively, thereafter through 2/28/12.


The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES * ($)               752           1,318         1,909         3,501
--------------------------------------------------------------------------------------
CLASS B SHARES ** ($)              738           1,237         1,860         3,459***
--------------------------------------------------------------------------------------
CLASS C SHARES ** ($)              338             937         1,660         3,573
--------------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
CLASS B SHARES ($)                 238           937           1,660         3,459***
--------------------------------------------------------------------------------------
CLASS C SHARES ($)                 238           937           1,660         3,573
--------------------------------------------------------------------------------------


  *   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARE AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.


J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus and H&Q Technology Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.


JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                          FISCAL
FUND                      YEAR END     %
-----------------------------------------
FOCUS FUND                10/31      0.40
-----------------------------------------
GLOBAL 50 FUND            10/31      1.25
-----------------------------------------
GLOBAL HEALTHCARE FUND    10/31      1.25
-----------------------------------------
H&Q TECHNOLOGY FUND       10/31      NONE
-----------------------------------------


PORTFOLIO MANAGERS

FOCUS FUND


The portfolio management team is led by Henry Cavanna, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Cavanna has worked as a portfolio manager with JPMFAM(USA) or one of its affiliates since 1979. Mr. Piccard has been at JPMFAM (USA) or one of its affliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.


GLOBAL HEATHCARE FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

H&Q TECHNOLOGY FUND

Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming
US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.


THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.


The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of each Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.


You may purchase Class A, Class B or Class C Shares in each Fund described in the prospectus.


Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you may pay a sales charge when you invest.

o If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

o If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                    AS % OF THE     AS %
                                    OFFERING        OF NET
AMOUNT OF                           PRICE           AMOUNT
INVESTMENT                          PER SHARE       INVESTED
------------------------------------------------------------
LESS THAN $100,000                  5.75            6.10
------------------------------------------------------------
$100,000 BUT UNDER $250,000         3.75            3.90
------------------------------------------------------------
$250,000 BUT UNDER $500,000         2.50            2.56
------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION       2.00            2.04
------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
-------------------------------------------
1          5%
-------------------------------------------
2          4%
-------------------------------------------
3          3%
-------------------------------------------
4          3%
-------------------------------------------
5          2%
-------------------------------------------
6          1%
-------------------------------------------
7          NONE
-------------------------------------------
8          NONE
-------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% or of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock

Exchange, we'll process your order at that day's price. To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782
or
complete an application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


MINIMUM INVESTMENTS

TYPE OF             INITIAL         ADDITIONAL
ACCOUNT             INVESTMENT      INVESTMENTS
-----------------------------------------------
REGULAR ACCOUNT     $2,500          $100
-----------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)  $1,000          $100
-----------------------------------------------
IRAS                $1,000          $100
-----------------------------------------------
SEP-IRAS            $1,000          $100
-----------------------------------------------
EDUCATION IRAS      $500            $100
-----------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see shareholder services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN


If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS                           POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
- Each Fund's share price and performance   - Stocks have generally outperformed more    - Under normal circumstances each Fund
  will fluctuate in response to stock         stable investments (such as bonds and        plans to remain fully invested in
  market movements                            cash equivalents) over the long term         accordance with its policies. Equity
- A Fund could lose money because of        - Foreign investments, which represent a       investments may include common stocks,
  foreign government actions, political       major portion of the world's securities,     convertible securities, preferred
  instability, or lack of adequate and/or     offer attractive potential performance       stocks, depositary receipts (such as
  accurate information                        and opportunities for diversification        ADRs and EDRs), trust or partnership
- Investment risks tend to be higher in     - Emerging markets can offer higher            interests, warrants, rights, and
  emerging markets. These markets also        returns                                      investment company securities
  present higher liquidity and valuation    - These same stocks could outperform the     - During severe market downturns, each
  risks                                       general market and provide greater           Fund has the option of investing up to
- The Global Healthcare Fund, the             returns than more diversified funds          100% of assets in high quality
  Focus Fund and the H&Q Technology Fund                                                   short-term instruments
  are non-diversified which means that a
  relatively high percentage of the Fund's
  assets may be invested in a limited
  number of issuers; therefore, its
  performance may be more vulnerable to
  changes in the market value of a single
  issuer or a group of issuers
- The Global 50 Fund, the Global
  Healthcare Fund and the Focus Fund
  invest in a relatively small number of
  stocks. If these stocks underperform the
  general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from time
  to time cause each Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its investment
  objective
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate movements could    - Favorable exchange rate movements could    - The Funds actively manage the currency
  reduce gains or create losses               generate gains or reduce losses              exposure of their foreign investments
- A Fund could lose money because of        - Foreign investments, which represent a       relative to their benchmark, and may
  foreign government actions, political       major portion of the world's securities,     hedge back into the U.S. dollar from
  instability or lack of adequate and         offer attractive potential performance       time to time (see also "Derivatives")
  accurate information                        and opportunities for diversification
- Investment risks tend to be higher in     - Emerging markets can offer higher
  emerging markets. These markets also        returns
  present higher liquidity and valuation
  risks
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark   - A Fund could outperform its benchmark      - The advisers focus their active
  due to its securities and asset asset       due to these same choices                    management on securities selection, the
  allocation choices                                                                       area where they believe their commitment
                                                                                           to research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements could    - Favorable exchange rate movements could    - The Global 50 Fund and the Global
  reduce gains or create losses               generate gains or reduce losses              Healthcare Fund actively manage the
- Currency risks tend to be higher in                                                      currency exposure of their foreign
  emerging markets                                                                         investments and may hedge a portion of
                                                                                           their foreign currency exposure into the
                                                                                           U.S. dollar or other currencies which
                                                                                           the adviser deems more attractive (see
                                                                                           also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When each Fund lends a security, there     - Each Fund may enhance income through the  - The advisers maintain a list of approved
  is a risk that the loaned securities may     investment of the collateral received       borrowers
  not be returned if the borrower defaults     from the borrower                         - Each Fund receives collateral equal to
- The collateral will be subject to the                                                    at least 100% of the current value of
  risks of the securities in which it is                                                   securities loaned plus accrued interest
  invested                                                                               - The lending agents indemnify the Funds
                                                                                           against borrower default
                                                                                         - The advisers' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with            - Each Fund uses derivatives, such as
  swaps, and forward foreign currency         underlying positions can reduce or           futures, options, swaps, and forward
  contracts(1) that are used for hedging the  eliminate losses at low cost                 foreign currency contracts, for hedging
  portfolio or specific securities may not  - A Fund could make money and protect          and for risk management (i.e., to
  fully offset the underlying positions       against losses if the investment             establish or adjust exposure to
  and this could result in losses to a        analysis proves correct                      particular securities, markets or
  Fund that would not have otherwise        - Derivatives that involve leverage could      currencies). The Focus Fund and the H&Q
  occurred                                    generate substantial gains at low cost       Technology Fund also use derivatives to
- Derivatives used for risk management may                                                 increase the Funds' income
  not have the intended effects and may                                                  - Each Fund only establishes hedges that
  result in losses or missed opportunities                                                 it expects will be highly correlated
- The counterparty to a derivatives                                                        with underlying positions
  contract could default
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES (CONTINUED)
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing   - These holdings may offer more attractive   - The Funds may not invest more than 15%
  these holdings precisely                    yields or potential growth than              of net assets in illiquid holdings
- Each Fund could be unable to sell these     comparable widely traded securities        - To maintain adequate liquidity to meet
  holdings at the time or price it desires                                                 redemptions, each Fund may hold high
                                                                                           quality short-term instruments (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and for temporary
                                                                                           or extraordinary purposes, may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue  - Each Fund can take advantage of            - Each Fund segregates liquid assets to
  or for delayed delivery, it could be        attractive transaction opportunities         offset leverage risk
  exposed to leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise each        - Each Fund could protect against losses     - The Funds generally avoid short-term
  Fund's brokerage and related costs          if a stock is overvalued and its value       trading, except to take advantage of
- Increased short-term capital gains          later falls                                  attractive or unexpected opportunities or
  distributions could raise shareholders'   - Each Fund could realize gains in a short     to meet demands generated by shareholder
  income tax liability                        period of time                               activity
                                                                                         - The Funds' portfolio turnover rates for
                                                                                           the most recent fiscal year are listed
                                                                                           below:
                                                                                           Focus Fund: 147%
                                                                                           Global 50 Fund: 126% (for the most recent
                                                                                           fiscal period)
                                                                                           Global Healthcare Fund: 57%
                                                                                           H&Q Technology Fund: 69%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)


                                                               CLASS A                                     CLASS B
                                            ----------------------------------------------------------------------------------------
                                                Year        Year       Year  6/30/98(2)      Year        Year      Year   6/30/98(2)
                                               Ended       Ended      Ended     Through     Ended       Ended     Ended     Through
PER SHARE OPERATING PERFORMANCE             10/31/01    10/31/00   10/31/99    10/31/98  10/31/01    10/31/00  10/31/99    10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  9.92     $  9.83    $  9.40    $ 10.00    $  9.79     $  9.77   $  9.38    $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                    (0.05)(3)   (0.08)      0.01(3)    0.01      (0.10)(3)   (0.12)    (0.05)(3)     --
      Net gains or losses in securities
      (both realized and unrealized)           (3.87)       0.17       0.43      (0.61)     (3.80)       0.14      0.44      (0.62)
                                             -------     -------    -------    -------    -------      ------   -------    -------
      Total from investment operations         (3.92)       0.09       0.44      (0.60)     (3.90)       0.02      0.39      (0.62)
   Distributions to shareholders from:
      Dividends from net investment income        --          --       0.01         --         --          --        --         --
      Distributions from capital gains            --          --         --         --         --          --        --         --
                                             -------     -------    -------    -------    -------      ------   -------    -------
      Total dividends and distributions           --          --       0.01         --         --          --        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.00     $  9.92    $  9.83    $  9.40    $  5.89     $  9.79   $  9.77    $  9.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)(6)                           (39.52%)      0.92%      4.67%     (6.00%)   (39.84%)      0.20%     4.16%     (6.20%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)      $     7     $    20    $    17    $    18    $    11     $    28   $    22    $    18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                  1.25%       1.25%      1.25%      1.25%      1.85%       1.85%     1.84%      1.85%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                    (0.73%)     (0.69%)     0.07%      0.48%     (1.33%)     (1.29%)   (0.51%)    (0.15%)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits(5)                      1.84%       1.70%      1.81%      2.05%      2.32%       2.20%     2.30%      2.54%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)      (1.32%)     (1.14%)    (0.49%)    (0.32%)    (1.80%)     (1.64%)   (0.97%)    (0.84%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       147%        124%       173%        33%       147%        124%      173%        33%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund.
(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5)   Short periods have been annualized.
(6)   Not annualized.

                                                                                                        CLASS C
                                                                                --------------------------------------------------
                                                                                      Year          Year        Year    6/30/98(2)
                                                                                     Ended         Ended       Ended       Through
PER SHARE OPERATING PERFORMANCE                                                   10/31/01      10/31/00    10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $  9.79       $  9.76     $  9.38       $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                          (0.10)(3)     (0.14)      (0.05)(3)        --
      Net gains or losses in securities (both realized and unrealized)               (3.80)         0.17        0.43         (0.62)
                                                                                   -------       -------     -------       -------
      Total from investment operations                                               (3.90)         0.03        0.38         (0.62)
   Distributions to shareholders from:
      Dividends from net investment income                                              --            --          --            --
      Distributions from capital gains                                                  --            --          --            --
                                                                                   -------       -------     -------       -------
      Total dividends and distributions                                                 --            --          --            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  5.89       $  9.79     $  9.76       $  9.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)(6)                                                                 (39.84%)        0.31%       4.05%        (6.20%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                            $     3       $     7     $     7       $     4
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                        1.85%         1.85%       1.84%         1.85%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                          (1.33%)       (1.29%)     (0.55%)       (0.14%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                   2.42%         2.20%       2.29%         2.55%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)     (1.90%)       (1.64%)     (1.00%)       (0.84%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                             147%          124%        173%           33%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund
(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4)   Total return figures do not include the effect of any deferred sales load.
(5)   Short periods have been annualized.
(6)   Not annualized.

JPMORGAN GLOBAL 50 FUND(1)


                                                                       CLASS A         CLASS B        CLASS C
                                                                      ----------------------------------------
                                                                      4/16/01(2)     4/16/01(2)     4/16/01(2)
                                                                         Through        Through        Through
PER SHARE OPERATING PERFORMANCE                                         10/31/01       10/31/01       10/31/01
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 14.09        $ 14.09        $ 14.09
--------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                (0.01)(7)      (0.05)(7)      (0.04)(7)
      Net gains or losses in securities (both realized and unrealized)     (2.07)         (2.08)         (2.09)
                                                                         -------        -------        -------
      Total from investment operations                                     (2.08)         (2.13)         (2.13)
   Distributions to shareholders from:
      Dividends from net investment income                                    --             --             --
      Distributions from capital gains                                        --             --             --
                                                                         -------        -------        -------
      Total dividends and distributions                                       --             --             --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 12.01        $ 11.96        $ 11.96
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(6)                                                       (14.76%)       (15.12%)       (15.12%)
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $--(8)         $--(8)         $--(8)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.73%          2.24%          2.25%
--------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                (0.19%)        (0.74%)        (0.59%)
--------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                      74.08%(5)      70.37%(5)     123.23%(5)
--------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                        (72.54%)(5)    (68.87%)(5)   (121.57%)(5)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                   126%           126%           126%
--------------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Global 50 Fund
(2)   Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6)   Not annualized.
(7)   Based upon average shares outstanding.
(8)   Amounts round to less than one million.

JPMORGAN GLOBAL HEALTHCARE FUND(1)


                                                                    CLASS A       CLASS B        CLASS C
                                                                   ---------------------------------------
                                                                   4/16/01(2)    4/16/01(2)     4/16/01(2)
                                                                      Through       Through        Through
PER SHARE OPERATING PERFORMANCE                                      10/31/01      10/31/01       10/31/01
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.64       $ 13.64        $ 13.64
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                             (0.05)(7)     (0.09)(7)      (0.09)(7)
   Net gains or losses in securities (both realized and unrealized)      0.20          0.20           0.20
                                                                      -------       -------        -------
      Total from investment operations                                   0.15          0.11           0.11
   Distributions to shareholders from:
      Dividends from net investment income                                 --            --             --
      Distributions from capital gains                                     --            --             --
                                                                      -------       -------        -------
      Total dividends and distributions                                    --            --             --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.79       $ 13.75        $ 13.75
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(6)                                                      1.10%         0.81%          0.81%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--(8)        $--(8)         $--(8)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS :
----------------------------------------------------------------------------------------------------------
   Expenses(4)                                                           1.74%         2.25%          2.24%
----------------------------------------------------------------------------------------------------------
   Net investment income(4)                                             (0.72%)       (1.14%)        (1.15%)
----------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                   34.18%(5)    131.92%(5)     175.33%(5)
----------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                     (33.16%)(5)  (130.81%)(5)   (174.24%)(5)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                 57%           57%            57%
----------------------------------------------------------------------------------------------------------

(1)   Formerly J.P. Morgan Global Healthcare Fund
(2)   Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5) Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6)   Not annualized.
(7)   Based upon average shares outstanding.
(8)   Amount rounds to less than one million.

JPMORGAN H&Q TECHNOLOGY FUND(1)


                                                                      CLASS A                CLASS B                CLASS C
                                                               -------------------------------------------------------------------
                                                                   Year   9/20/00(2)       Year  9/20/00(2)      Year   9/20/00(2)
                                                                  Ended      Through      Ended    Through      Ended      Through
PER SHARE OPERATING PERFORMANCE:                               10/31/01     10/31/00   10/31/01   10/31/00   10/31/01     10/31/00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.17       $10.00     $ 8.16      $10.00     $ 8.17      $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment loss                                         (0.06)(6)       --      (0.08)(6)   (0.01)     (0.08)(6)   (0.01)
      Net losses on investments (both realized and unrealized)    (6.31)       (1.83)     (6.29)      (1.83)     (6.30)      (1.82)
                                                                 ------       ------     ------      ------     ------      ------
      Total from investment operations                            (6.37)       (1.83)     (6.37)      (1.84)     (6.38)      (1.83)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.80       $ 8.17     $ 1.79      $ 8.16     $ 1.79      $ 8.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)(5)                                              (77.97%)     (18.30%)   (78.06%)    (18.40%)   (78.09%)    (18.30%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    4       $    6     $    2      $    5     $ --(7)     $    1
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                     1.85%        1.83%      2.36%       2.33%      2.36%       2.34%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                       (1.70%)      (0.71%)    (2.19%)     (1.21%)    (2.20%)     (1.22%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements(4)                     3.68%        3.22%      4.17%       3.72%      4.16%       3.73%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements(4)    (3.53%)      (2.10%)    (4.00%)     (2.60%)    (4.00%)     (2.61%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                           69%           0%        69%          0%        69%          0%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Fleming H&Q Technology Fund.
(2)   Commencement of operations.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4)   Short periods have been annualized.
(5)   Not annualized.
(6)   Based upon average shares outstanding.
(7)   Amount rounds to less than one million.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

           The Funds' Investment Company Act File Nos. are as follows:


                     JPMorgan Global 50 and JPMorgan Global

                     Healthcare Funds                    811-7795
                     JPMorgan Focus Fund                 811-5151
                     JPMorgan H&Q Technology Fund        811-5151

         (C) 2001 JPMorgan Chase & Co. All Rights Reserved February 2002


                                                               PR-SPEC ABC-901 X

                                                    PROSPECTUS FEBRUARY 28, 2002


--------------------------------------------------------------------------------
JPMORGAN SPECIALTY FUNDS

Institutional Shares Class

Global Healthcare Fund

                                         The Securities and Exchange Commission
                                         has not approved or disapproved of
                                         these securities or determined if this
                                         prospectus is truthful or complete. Any
                                         representation to the contrary is a
                                         criminal offense.

                                         [LOGO]JPMorgan Fleming
                                          Asset Management

Contents


Global Healthcare Fund ....................................................    1
The Funds' Management and Administration ..................................    6
How Your Account Works ....................................................    7
   Buying Fund Shares .....................................................    7
   Selling Fund Shares ....................................................    7
   Exchanging Fund Shares .................................................    8
   Other Information Concerning the Fund ..................................    8
   Distributions and Taxes ................................................    9
Risk and Reward Elements ..................................................   12
How to Reach Us ...................................................   Back cover

JPMorgan GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 11-13.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.


There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      Investors considering the Fund should understand that:

      - There is no assurance that the Fund will meet its investment objective.

      -     The Fund does not represent a complete investment program.

      FREQUENCY OF TRADING

      How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

      Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.


With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.


Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to conver into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

      WHO MAY WANT TO INVEST

      The Fund is designed for investors who:

      -     are pursuing a long-term goal such as retirement

      - want to add a global investment with growth potential to further diversify a portfolio

      - are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

      The Fund is NOT designed for investors who:

      -     require regular income or stability of principal

      -     are pursuing a short-term goal or investing emergency reserves

      -     are uncomfortable with the risks of international investing

      -     are looking for a less aggressive stock investment

      -     are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS*,(1),(2)
-------------------------------------
2001                          -13.48%
-------------------------------------
BEST QUARTER                    1.91%
-------------------------------------
                    2nd quarter, 2001
-------------------------------------
WORST QUARTER                 -15.73%
-------------------------------------
                    1st quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for the periods ended December 31, 2001*,(1),(2)



                                                                        LIFE OF
                                                             1 YEAR       FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES - RETURN BEFORE TAXES             -13.48      -5.45
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                          -13.71      -5.67
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES                   -8.21      -4.46
--------------------------------------------------------------------------------
MSCI WORD HEALTHCARE INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                       -12.98      -4.60
------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX (REFLECTS
NO DEDUCTION FOR TAXES)                                      -10.46      -7.76
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before Institutional Class Shares were launched is based on the performance of the Select Class Shares of the Fund. The Institutional and Select Shares are invested in the same portfolio of securities, however, the performance of Institutional Shares would differ only to the extent that Select Shares have higher expenses than Institutional Shares.
(1)   The Fund commenced operations on 9/29/00.

(2)   The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES


The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)




MANAGEMENT FEES                                             1.25
--------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                              NONE
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES FEE                                    0.10
--------------------------------------------------------------------------------
OTHER EXPENSES(1)                                           0.70
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2.05
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.80)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             1.25
--------------------------------------------------------------------------------



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank will reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan) exceed 1.25% of the average daily net assets with respect to Institutional Class Shares through 2/28/03.


EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses for one year and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                 1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------
YOUR COST ($) (with or without redemption)         127         565         1,030         2,315
------------------------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984, Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

THE FUND'S ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Share must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm you want to sell shares in the Fund. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally declares and pays any net investment income and net capital gain at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains. Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of their taxable year will be in securities of foreign corporations, the

Fund may elect to "pass through" to their shareholders the foreign taxes they paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                      This page intentionally left blank.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


====================================================================================================================================
POTENTIAL RISKS                               POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-     The Fund's share price and              -     Stocks have generally outperformed      -     Under normal circumstances the
      performance will fluctuate in                 more stable investments (such as              Fund plans to remain fully
      response to stock market movements            bonds and cash equivalents) over              invested in accordance with its
-     A Fund could lose money because of            the long term                                 investment policies. Equity
      foreign government actions,             -     Foreign investments, which                    investments may include common
      political instability, or lack of             represent a major portion of the              stocks, convertible securities,
      adequate and/or accurate                      world's securities, offer                     preferred stocks, depository
      information                                   attractive potential performance              receipts (such as ADRs, and EDRs),
-     Investment risks tend to be higher            and opportunities for                         trust or partnership interests,
      in emerging markets. These markets            diversification                               warrants, rights, and investment
      also present higher liquidity and       -     Emerging markets can offer higher             company securities
      valuation risks                               returns                                 -     The Fund seeks to limit risk
-     The Global Healthcare Fund is           -     These same stocks could outperform            through diversification
      non-diversified which means that a            the general market and provide          -     During severe market downturns,
      relatively high percentage of the             greater returns than more                     the Fund has the option of
      Fund's assets may be in vested in             diversified funds                             investing up to 100% of assets in
      a limited number of issuers;                                                                high quality short-term
      therefore, its performance may be                                                           instruments
      more vulnerable to changes in the
      market value of a single issuer or
      a group of issuers
-     The Global Healthcare Fund invests
      in a relatively small number of
      stocks. If these stocks
      underperform the general market,
      the Fund could underperform more
      diversified funds
-     Adverse market conditions may from
      time to time cause the Fund to
      take temporary defensive positions
      that are inconsistent with its
      principal investment strategies
      and may hinder the Fund from
      achieving its investment objective
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-     Currency exchange rate movements        -     Favorable exchange rate movements       -     The Fund actively manages the
      could reduce gains or create                  could generate gains or reduce                currency exposure of its foreign
      losses                                        losses                                        investments relative to its
-     The Fund could lose money because       -     Foreign investments, which                    benchmark, and may hedge back into
      of foreign government actions,                represent a major portion of the              the U.S. dollar from time to time
      political instability or lack of              world's securities, offer                     (see also "Derivatives")
      adequate and accurate information             attractive potential performance
-     Investment risks tend to be higher            and opportunities for
      in emerging markets. These markets            diversification
      also present higher liquidity and       -     Emerging markets can offer higher
      valuation risks                               returns

====================================================================================================================================
POTENTIAL RISKS                               POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-     The Fund could underperform its         -     The Fund could outperform its           -     The adviser focuses its active
      benchmark due to its securities               benchmark due to these same                   management on securities
      and asset allocation choices                  choices                                       selection, the area where it
                                                                                                  believes its commitment to
                                                                                                  research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-     When the Fund lends a security,         -     The Fund may enhance income             -     The adviser maintains a list of
      there is a risk that the loaned               through the investment of the                 approved borrowers
      securities may not be returned if             collateral received from the            -     The Fund receives collateral equal
      the borrower defaults                         borrower                                      to at least 100% of the current
-     The collateral will be subject to                                                           value of securities loaned plus
      the risks of the securities in                                                              accrued interest
      which it is invested                                                                  -     The lending agents indemnify the
                                                                                                  Fund against borrower default
                                                                                            -     The adviser's collateral
                                                                                                  investment guidelines limit the
                                                                                                  quality and duration of collateral
                                                                                                  investment to minimize losses
                                                                                            -     Upon recall, the borrower must
                                                                                                  return the securities loaned
                                                                                                  within the normal settlement
                                                                                                  period
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-     Derivatives such as futures,            -     Hedges that correlate well with         -     The Fund uses derivatives for
      options, swaps, and forward                   underlying positions can reduce or            hedging and for risk management
      foreign currency contracts(1) that            eliminate losses at low cost                  (i.e., to establish or adjust
      are used for hedging the portfolio      -     The Fund could make money and                 exposure to particular securities,
      or specific securities may not                protect against losses if the                 markets or currencies); risk
      fully offset the underlying                   investment analysis proves correct            management may include management
      positions and this could result in      -     Derivatives that involve leverage             of the Fund's exposure relative to
      losses to the Fund that would not             could generate substantial gains              its benchmark
      have otherwise occurred                       at low cost                             -     The Fund only establishes hedges
-     Derivatives used for risk                                                                   that it expects will be highly
      management may not have the                                                                 correlated with underlying
      intended effects and may result in                                                          positions
      losses or missed opportunities
-     The counterparty to a derivatives
      contract could default
-     Derivatives that involve leverage
      could magnify losses
-     Certain types of derivatives
      involve costs to the Fund which
      can reduce returns
-     Derivatives that involve leverage
      could magnify losses
-     Derivatives may, for tax purposes,
      affect the character of gain and
      loss realized by the Fund,
      accelerate recognition of income
      to the Fund, affect the holding
      period of the Fund's assets and
      defer recognition of certain of
      the Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                               POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-     The Fund could have difficulty          -     These holdings may offer more           -     The Fund may not invest more than
      valuing these holdings precisely              attractive yields or potential                15% of net assets in illiquid
-     The Fund could be unable to sell              growth than comparable widely                 holdings
      these holdings at the time or                 traded securities                       -     To maintain adequate liquidity to
      price it desires                                                                            meet redemptions, the Fund may
                                                                                                  hold high quality short-term
                                                                                                  instruments (including repurchase
                                                                                                  agreements and reverse repurchase
                                                                                                  agreements) and for temporary or
                                                                                                  extraordinary purposes, may borrow
                                                                                                  from banks up to 33 1/3% of the
                                                                                                  value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-     When the Fund buys securities           -     The Fund can take advantage of          -     The Fund segregates liquid assets
      before issue or for delayed                   attractive transaction                        to offset leverage risk
      delivery, it could be exposed to              opportunities
      leverage risk if it does not
      segrate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-     Increased trading could raise the       -     The Fund could realize gains in a       -     The Fund generally avoids
      Fund's brokerage and related costs            short period of time                          short-term trading, except to take
-     Increased short-term capital gains      -     The Fund could protect against                advantage of attractive or
      distributions could raise                     losses if a stock is overvalued               unexpected opportunities or to
      shareholders' income tax liability            and its value later falls                     meet demands gen erated by
                                                                                                  shareholder activity
                                                                                            -     The Fund's portfolio turnover rate
                                                                                                  for the most recent fiscal year
                                                                                                  was 57%
------------------------------------------------------------------------------------------------------------------------------------
SHORT SELLING
-     Short sales may not have the            -     The Fund could make money and           -     The Fund will not engage in short
      intended effects and may result in            protect against losses if                     selling if the total market value
      losses                                        management's analysis proves                  of all securities sold short would
-     The Fund may not be able to close             correct                                       exceed 100% of the Fund's net
      out a short position at a               -     Short selling may allow the Fund              assets
      particular time or at an                      to generate positive returns in         -     The Fund sets aside liquid assets
      acceptable price                              declining markets                             in segregated or broker accounts
-     The Fund may not be able to borrow                                                          to cover short positions and
      certain securities to sell short,                                                           offset a portion of the leverage
      resulting in missed opportunities                                                           risk
-     Segregated accounts with respect                                                      -     The Fund makes short sales through
      to short sales may limit the                                                                brokers that the adviser has
      Fund's investment flexibility                                                               determined to be highly
-     Short sales involve leverage risk,                                                          creditworthy
      credit exposure to the brokers
      that execute the short sale and
      retain the proceeds, have no cap
      on maximum losses, and gains are
      limited to the price of the stock
      at the time of the short sale
-     If the SEC staff changed its
      current policy of permitting
      brokers executing the Fund's short
      sales to hold proceeds of such
      short sales, the cost of such
      transactions would increase
      significantly and the Fund may be
      required to cease operations or
      change its investment objective

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds
Service Center
500 Stanton Chritiana Road
Newark, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

          The Investment Company Act File No. for the Fund is 811-07795


        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. February 2002

                                                   PROSPECTUS FEBRUARY 28, 2002


--------------------------------------------------------------------------------
JPMORGAN SPECIALTY FUNDS
SELECT CLASS SHARES

Focus Fund

Global 50 Fund

Global Healthcare Fund

The securities and exchange commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMorgan Fleming
Asset Management

CONTENTS


Focus Fund ................................................................    1
Global 50 Fund ............................................................    6
Global Healthcare Fund ....................................................   11
The Funds' Management and Administration ..................................   16
How Your Account Works ....................................................   18
   Buying Fund Shares .....................................................   18
   Selling Fund Shares ....................................................   19
   Exchanging Fund Shares .................................................   20
   Other Information Concerning the Funds .................................   20
   Distributions and Taxes ................................................   21
Risk and Reward Elements ..................................................   22
Financial Highlights ......................................................   25
How to Reach Us ...................................................   Back cover

--------------------------------------------------------------------------------
JPMorgan FOCUS FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations. The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is not diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in about 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best companies and adjust the Fund's holdings as needed. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS (1)(2)
--------------------------------------------------------------------------------
1999                                                                      14.07%
2000                                                                     -25.46%
2001                                                                     -22.14%
--------------------------------------------------------------------------------
BEST QUARTER                                                              24.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999
--------------------------------------------------------------------------------
WORST QUARTER                                                            -23.89%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE OF
                                                                      1 YEAR   THE FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -22.14   -10.84
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -22.14   -10.85
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                           -13.49   -8.41
---------------------------------------------------------------------------------------
S&P 500 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -11.88    1.65
---------------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX (REFLECTS NO DEDUCTION FOR TAXES)   -12.38    1.02
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)     The Fund commenced operations on 6/30/98.

(2)     The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS
ASSETS)

--------------------------------------------------------------------------------
MANAGEMENT FEE                                                             0.40

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                      2,419.36
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               2,420.01

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (2,419.36)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal on expenses incurred in the most recent fiscal year.on expenses incurred in the most recent fiscal

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/03.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

- net expenses at 1.00% through 2/28/03, and 2.00% thereafter through 2/28/12.

The example is for comparison only; the actual return of the Select Class Shares and your actual cost may be higher or lower

                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  YOUR COST($)

  (WITH OR WITHOUT REDEMPTION)            102        531        985     2,247
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

      - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

      -     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

      -     WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR
            SECTORS

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's Select Class Shares from year to year for the last three calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual returns for the past year and for the life of the Fund. It compares the performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS(%)(1)(2)
--------------------------------------------------------------------------------
1999                                                                      45.36%
2000                                                                     -14.35%
2001                                                                     -20.32%
--------------------------------------------------------------------------------
BEST QUARTER                                                              24.48%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999
--------------------------------------------------------------------------------
WORST QUARTER                                                            -16.66%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE OF
                                                                      1 YEAR   THE FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -20.32    -0.73
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -20.48    -1.75
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                           -12.38    -0.86
---------------------------------------------------------------------------------------
MSCI WORLD INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  -11.88     1.65
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1 The Fund commenced operations on 5/29/98. Performance for the benchmark is from 5/31/98.

2     The fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT CLASS ASSETS)

-------------------------------------------------------------------------------
  MANAGEMENT FEES                                                         1.25

  DISTRIBUTION (RULE 12b-1) FEES                                          NONE

  SHAREHOLDER SERVICE FEES                                                0.25
  OTHER EXPENSES(1)                                                       0.47
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                                1.97

  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                 (0.47)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                         1.50
-------------------------------------------------------------------------------

(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and other expenses related to the deferred compensation plan) exceed 1.50% Of the average daily net assets with respect to Select Class Shares through 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  YOUR COST($)

  (WITH OR WITHOUT REDEMPTION)            153        474        924     2,175
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JPMorgan GLOBAL HEALTHCARE FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 22-24.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
           OBJECTIVE.

     -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to conver into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

      - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

      -     ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

      -     ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

      -     ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's Select Class Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and for the life of the Fund. It compares that performance to the MSCI World Healthcare Index and the Lipper Health/Biotechnology Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

                                    [CHART]

YEAR-BY-YEAR RETURNS(%)(1)(2)
--------------------------------------------------------------------------------
2001                                                                     -13.48%
--------------------------------------------------------------------------------
BEST QUARTER                                                               1.91%
--------------------------------------------------------------------------------
                                                               2nd quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                            -15.73%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2001(1)(2)

                                                                               LIFE
                                                                               OF
                                                                      1 YEAR   FUND(1)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                            -13.48    -5.45
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS            -13.71    -5.67
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                            -8.21    -4.46
---------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES OR TAXES)                                                -12.98    -4.60
---------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX(REFLECTS NO
    DEDUCTION FOR TAXES)                                              -10.46    -7.76
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 9/29/00. Performance for the benchmarks is from 9/30/00.

(2)   The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
  MANAGEMENT FEES                                                          1.25

  DISTRIBUTION (RULE 12b-1) FEES                                           NONE

  SHAREHOLDER SERVICES FEE                                                 0.25
  OTHER EXPENSES(1)                                                        0.82
--------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                                 2.32

  FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                                 (0.82)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                          1.50
--------------------------------------------------------------------------------

(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank will reimburse the fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan) exceed 1.50% Of the Fund's average daily net assets with respect to Select Class Shares through 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT REDEMPTION)   153     474      1,002     2,452
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus Fund. JPMFAM
(USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each investment adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                                           FISCAL
 FUND                                                      YEAR END        %
--------------------------------------------------------------------------------
 FOCUS FUND                                                10/31         0.40
--------------------------------------------------------------------------------
 GLOBAL 50 FUND                                            10/31         1.25
--------------------------------------------------------------------------------
 GLOBAL HEALTHCARE FUND                                    10/31         1.25
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

FOCUS FUND


The portfolio management team is led by Henry Cavanna, Managing Director of the adviser, and John Piccard, Vice President of the adviser. Mr. Cavanna has worked as a portfolio manager with JPMFAM (USA) or one of its affiliates since 1979. Mr. Piccard has been at JPMFAM (USA) or one of its affiliates since 2000 and is responsible for managing institutional equity portfolios. He previously worked for Mitchell Hutchins Asset Management, where he managed equity investment portfolios.


GLOBAL HEALTHCARE FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a survivng joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-     reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Global Healthcare and Global 50 Funds' assets at the close of their taxable year will be in securities of foreign corporations, such Funds may elect to "pass through" to their shareholders the foreign taxes that they paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-    Each Fund's share price and          -    Stocks have generally                 -    Under normal circumstances each
     performance will fluctuate in             outperformed more stable                   Fund plans to remain fully
     response to stock market                  investments (such as bonds and             invested, in accordance with its
     movements                                 cash equivalents) over the long            policies. Equity investments may
-    A Fund could lose money because           term                                       include common stocks,
     of foreign government actions,       -    Foreign investments, which                 convertible securities,
     political instability, or lack            represent a major portion of the           preferred stocks, depositary
     of adequate and/or accurate               world's securities, offer                  receipts (such as ADRs and
     information                               attractive potential performance           EDRs), trust or partnership
-    Investment risks tend to be               and opportunities for                      interests, warrants, rights, and
     higher in emerging markets.               diversification                            investment company securities
     These markets also present           -    Emerging markets can offer            -    During severe market downturns,
     higher liquidity and valuation            higher returns                             each Fund has the option of
     risks                                -    These same stocks could                    investing up to 100% of assets
-    The Focus Fund and the Global             outperform the general market              in high quality short-term
     Healthcare Fund are                       and provide greater returns than           instruments
     non-diversified which means that          more diversified funds
     a relatively high percentage of
     the Fund's assets may be
     invested in a limited number of
     issuers; therefore, its
     performance may be more
     vulnerable to changes in the
     market value of a single issuer
     or a group of issuers.
-    Each Fund invests in a
     relatively small number of
     stocks. If these stocks
     underperform the general market,
     the Fund could underperform more
     diversified funds
-    Adverse market conditions may
     from time to time cause each
     Fund to take temporary defensive
     positions that are inconsistent
     with its principal investment
     strategies and may hinder each
     Fund from achieving its
     investment objective

FOREIGN INVESTMENTS
-    Currency exchange rate movements     -    Favorable exchange rate                  -    The Global 50 Fund and the
     could reduce gains or create              movements could generate gains                Global Healthcare Fund actively
     losses                                    or reduce losses                              manage the currency exposure of
-    A Fund could lose money because      -    Foreign investments, which                    their foreign investments
     of foreign government actions,            represent a major portion of the              relative to its benchmark, and
     political instability or lack of          world's securities, offer                     may hedge back into the U.S.
     adequate and accurate                     attractive potential performance              dollar from time to time (see
     information                               and opportunities for                         also "Derivatives")
-    Investment risks tend to be               diversification
     higher in emerging markets.          -    Emerging markets can offer
     These markets also present                higher returns
     higher liquidity and valuation
     risks

-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-    A Fund could underperform its        -    A Fund could outperform its      -    The advisers focus their active
     benchmark due to its securities           benchmark due to these same           management on securities
     and asset allocation choices              choices                               selection, the area where they
                                                                                     believe their commitment to
                                                                                     research can most enhance
                                                                                     returns
FOREIGN CURRENCIES
-    Currency exchange rate movements     -    Favorable exchange rate          -    The Global 50 Fund and the
     could reduce gains or create              movements could generate gains        Global Healthcare Fund actively
     losses                                    or reduce losses                      manage the currency exposure of
-    Currency risks tend to be higher                                                their foreign investments and
     in emerging markets                                                             may hedge a portion of their
                                                                                     foreign currency exposure into
                                                                                     the U.S. dollar or other
                                                                                     currencies which the advisor
                                                                                     deems more attractive (see also
                                                                                     "Derivatives")

SECURITIES LENDING
 -   When each Fund lends a security,     -    Each Fund may enhance income     -    The advisers maintain a list of
     there is a risk that the loaned           through the investment of the         approved borrowers
     securities may not be returned            collateral received from the     -    Each Fund receives collateral
     if the borrower defaults                  borrower                              equal to at least 100% of the
 -   The collateral will be subject                                                  current value of securities
     to the risks of the securities                                                  loaned plus accrued interest
     in which it is invested                                                    -    The lending agents indemnify the
                                                                                     Fund against borrower default
                                                                                -    The advisers' collateral
                                                                                     investment guidelines limit the
                                                                                     quality and duration of
                                                                                     collateral investment to
                                                                                     minimize losses
                                                                                -    Upon recall, the borrower must
                                                                                     return the securities loaned
                                                                                     within the normal settlement
                                                                                     period
DERIVATIVES
-    Derivatives such as futures,         -    Hedges that correlate well with  -    Each Fund uses derivatives, such
     options, swaps, and forward               underlying positions can reduce       as futures, options, swaps, and
     foreign currency contracts(1)             or eliminate losses at low cost       forward foreign currency
     that are used for hedging the        -    A Fund could make money and           contracts, for hedging and for
     portfolio or specific securities          protect against losses if the         risk management (i.e., to
     may not fully offset the                  investment analysis proves            establish or adjust exposure to
     underlying positions and this             correct                               particular securities, markets
     could result in losses to a Fund     -    Derivatives that involve              or currencies). The Focus Fund
     that would not have otherwise             leverage could generate               also uses derivatives to
     occurred                                  substantial gains at low cost         increase the Fund's income
-    Derivatives used for risk                                                  -    Each Fund only establishes
     management may not have the                                                     hedges that it expects will be
     intended effects and may result                                                 highly correlated with
     in losses or missed                                                             underlying positions
     opportunities
-    The counterparty to a
     derivatives contract could
     default
-    Derivatives that involve
     leverage could magnify losses
-    Certain types of derivatives
     involve costs to a Fund which
     can reduce returns


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES (CONTINUED)
-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by a
     Fund, accelerate recognition of
     income to a Fund, affect the
     holding period of a Fund's
     assets and defer recognition of
     certain of a Fund's losses

ILLIQUID HOLDINGS
-    Each Fund could have difficulty      -    These holdings may offer more    -    The Funds may not invest more
     valuing these holdings precisely          attractive yields or potential        than 15% of net assets in
-    Each Fund could be unable to              growth than comparable widely         illiquid holdings
     sell these holdings at the time           traded securities                -    To maintain adequate liquidity
     or price it desires                                                             to meet redemptions, each Fund
                                                                                     may hold high quality short-term
                                                                                     instruments (including
                                                                                     repurchase agreements and
                                                                                     reverse repurchase agreements)
                                                                                     and for temporary or
                                                                                     extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3%
                                                                                     of the value of its total assets

WHEN-ISSUED AND DELAYED
    DELIVERY SECURITIES
-    When a Fund buys securities          -    Each Fund can take advantage of  -   Each Fund uses segregated
     before issue or for delayed               attractive transaction               accounts to offset leverage risk
     delivery, it could be exposed to          opportunities
     leverage risk if it does not use
     segregated accounts

SHORT-TERM TRADING
 -   Increased trading could raise        -    Each Fund could realize gains in -    The Funds generally avoid
     each Fund's brokerage and                 a short period of time                short-term trading, except to
     related costs                        -    Each Fund could protect against       take advantage of attractive or
 -   Increased short-term capital              losses if a stock is overvalued       unexpected opportunities or to
     gains distributions could raise           and its value later falls             meet demands generated by
     shareholders' income tax                                                        shareholder activity
     liability
                                                                                -    The Funds' portfolio turnover
                                                                                     rates for the most recent fiscal
                                                                                     year are listed below:

                                                                                     Focus Fund: 147%
                                                                                     Global 50 Fund: 126%
                                                                                     Global Healthcare Fund: 57%

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)


                                                                                    YEAR ENDED                            6/30/98(2)
                                                           ----------------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE                                  10/31/01              10/31/00              10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $         9.98        $         9.86        $         9.40    $    10.00
   Income from investment operations:
      Net investment income (loss)                              (0.04)(3)                (0.03)               0.03(3)          0.02
      Net gains or losses in securities (both realized
      and unrealized)                                              (3.88)                  0.15                  0.45         (0.62)
                                                           --------------        --------------        --------------    ----------
      Total from investment operations                             (3.92)                  0.12                  0.48         (0.60)
   Distributions to shareholders from:
      Dividends from net investment income                             --                    --                  0.02            --
      Distributions from capital gains                                 --                    --                    --            --
                                                           --------------        --------------        --------------    ----------
      Total dividends and distributions                                --                    --                  0.02            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $         6.06        $         9.98        $         9.86    $      9.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (39.28%)                 1.22%                 5.05%     (6.00%)(7)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                 $        --(4)                 --(4)        $        --(4)    $     --(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                      1.00%                 1.00%                 1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                       (0.51%)               (0.44%)                 0.33%          0.78%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(5)                                       2,420.01%(6)          1,500.37%(6)           1007.71%(6)          1.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(5)                                 (2,419.52%)(6)        (1,499.81%)(6)         (1006.38%)(6)        (0.02%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                           147%                  124%                  173%         33%(7)
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly Chase Vista Focus Fund: Institutional Class Shares.

(2)   Commencement of operations.
(3)   Calculated based upon average shares outstanding.
(4)   Amounts round to less than one million.
(5)   Short periods have been annualized.
(6) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(7)   Not annualized

JPMORGAN GLOBAL 50 FUND


                                                                                     YEAR ENDED
                                                                         -----------------------------------
PER SHARE OPERATING PERFORMANCE                                          10/31/01       10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  18.37       $ 18.06    $   13.36
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               0.04(1)          0.16         0.06
      Net gains or losses in securities (both realized and unrealized)     (5.00)          0.73         4.64
                                                                         --------       -------    ---------
      Total from investment operations                                      4.96)          0.89         4.70
   Distributions to shareholders from:
      Dividends from net investment income                                   0.30          0.22           --
      Distributions from capital gains                                       1.09          0.36           --
                                                                         --------       -------    ---------
      Total dividends and distributions                                      1.39          0.58           --
------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                     $  12.02       $ 18.37    $   18.06
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (28.91%)         4.64%       35.18%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     67       $   158    $     101
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------
   Expenses                                                                 1.50%         1.50%        1.50%
------------------------------------------------------------------------------------------------------------
   Net investment income                                                    0.25%         0.57%        0.28%
------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                          1.89%         1.80%        1.97%
------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                            (0.14%)        0.27%      (0.19%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                                   126%          101%          84%
------------------------------------------------------------------------------------------------------------

(1)   Calculated based upon average shares outstanding.
(2)   Not annualized

JPMORGAN GLOBAL HEALTHCARE FUND


                                                                             YEAR      9/29/00(1)
                                                                            ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE                                          10/31/01       10/31/00
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  15.11       $  15.00
------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income (loss)                                      (0.03)(2)           0.03
      Net gains or losses in securities (both realized and unrealized)     (1.26)           0.08
                                                                        ---------       --------
   Total from investment operations                                        (1.29)           0.11
   Distributions to shareholders from:
      Dividends from net investment income                                   0.01             --
      Distributions from capital gains                                         --             --
                                                                        ---------       --------
      Total dividends and distributions                                      0.01             --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  13.81       $  15.11
------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (8.55%)       0.73%(4)
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $     31       $     36
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
   Expenses(3)                                                              1.50%          1.50%
------------------------------------------------------------------------------------------------
   Net investment income(3)                                               (0.20%)          1.02%
------------------------------------------------------------------------------------------------
   Expenses without reimbursements(3)                                       2.24%          4.52%
------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(3)                        (0.94%)        (2.00%)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                    57%          3%(4)
------------------------------------------------------------------------------------------------


(1)   Commencement of operations.


(2)   Based upon average shares outstanding.

(3)   Short periods have been annualized.
(4)   Not annualized

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


 The Funds' Investment Company registration number is 811-7795, except JPMorgan
   Focus Fund which is 811-5151. (C) 2001 J.P. Morgan Chase & Co. All Rights
                     Reserved February 2002


                                                                  PR-SPECS-901 X

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN SPECIALTY FUNDS
CLASS A AND CLASS B SHARES

MARKET NEUTRAL FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         [LOGO]JPMorgan Fleming
                                                               Asset Management

CONTENTS

Market Neutral Fund                                 1
The Fund's Management and Administration            6
How Your Account Works                              7
   Know Which Classes to Buy                        7
   About Sales Charges                              7
   Buying Fund Shares                               8
   Selling Fund Shares                             10
   Exchanging Fund Shares                          11
   Other Information Concerning the Fund           11
   Distributions and Taxes                         12
Shareholder Services                               13
Risk and Reward Elements                           14
How to Reach Us                            Back cover

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 14-16.

THE FUND'S OBJECTIVE
The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.



[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK
- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
-    ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. As of the date of this prospectus, Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance. The Fund also compares its performance to the Lipper Specialty Miscellaneous Funds Average, a widely recognized benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR TOTAL RETURN* (1,2)

1999            -0.05%
2000             8.38%
2001             7.43%

BEST QUARTER                  4.63%
                 2nd quarter, 2001

WORST QUARTER                -3.04%
                 4th quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*(1,2)


                                                           PAST 1 YEAR        LIFE OF FUND
CLASS A SHARES - RETURN BEFORE TAXES                           1.27               2.93
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS          (0.79)              0.77
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                        0.91               1.26
CLASS B SHARES - BEFORE TAXES ON DISTRIBUTIONS                 2.43               4.10
LIPPER SPECIALTY/MISCELLANEOUS FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                             (2.94)              1.89
MERRILL LYNCH 91 DAY T-BILL INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                         4.42               5.15


THE AFTER-TAX RETURNS ARE ONLY SHOWN FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS, AND NOT THE OTHER CLASS OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR THE OTHER CLASS WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

  * THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE INTRODUCED ON 2/28/02 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND COMMENCED OPERATIONS ON 12/31/98.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated investor expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES        CLASS B SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%                 NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE                  5.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)

                                                   CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   1.50                 1.50
 DISTRIBUTION (RULE 12b-1) FEES                    0.25                 0.75
 SHAREHOLDER SERVICE FEES                          0.25                 0.25
 TOTAL OTHER EXPENSES(1)                           1.05                 1.05
--------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          3.05                 3.55
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (1.55)               (1.55)
--------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.50                 2.00

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT
     FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% AND 2.00%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 2/28/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            719        1,326       1,956       3,643

 CLASS B SHARES** ($)           703        1,245       1,909       3,605***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             203        945         1,709       3,605***


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMIM or one of its affiliates since August 1996. Mr. Devlin has been at JPMIM or one of its affiliates since July 1996. Ms. Buziak has been at JPMIM or one of its affiliates since March of 1997.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge to sell Class B Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR THE FUND

                                     AS % OF THE   AS %
                                     OFFERING      OF NET
 AMOUNT OF                           PRICE         AMOUNT
 INVESTMENT                          PER SHARE     INVESTED
----------------------------------------------------------------------
LESS THAN $100,000                     5.75          6.10

$100,000 BUT UNDER $250,000            3.75          3.90

$250,000 BUT UNDER $500,000            2.50          2.56

$500,000 BUT UNDER $1 MILLION          2.00          2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
-----------------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         None

 8         None

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Fund you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A or Class B Shares the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at its market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                INITIAL           ADDITIONAL
 ACCOUNT                INVESTMENT        INVESTMENTS
 ----------------------------------------------------
 REGULAR ACCOUNT         $2,500            $100

 SYSTEMATIC
 INVESTMENT PLAN(1)      $1,000            $100

 IRAS                    $1,000            $100

 SEP-IRAS                $1,000            $100

 EDUCATION IRAS          $  500            $100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for the Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative the Fund you want to exchange to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan Fund to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    The Fund's share price and                 -    Stocks have generally                      -    Under normal circumstances the
     performance will fluctuate in                   outperformed more stable                        Fund plans to remain fully
     response to stock market                        investments (such as bonds and                  invested, with at least 65% in
     movements                                       cash equivalents) over the                      stocks. Equity investments may
-    Adverse market conditions may                   long term                                       include common stocks,
     from time to time cause the                                                                     convertible securities,
     Fund to take temporary                                                                          preferred stocks, trust or
     defensive positions that are                                                                    partnership interests,
     inconsistent with its                                                                           warrants, rights, and
     principal investment                                                                            investment company securities
     strategies and may hinder the                                                              -    The Fund seeks to limit risk
     Fund from achieving its                                                                         through diversification
     investment objective                                                                       -    During severe market
                                                                                                     downturns, the Fund has the
                                                                                                     option of investing up to 100%
                                                                                                     of assets in high quality
                                                                                                     short-term instruments

FOREIGN INVESTMENTS
-    Currency exchange rate                     -    Favorable exchange rate                    -    The Fund anticipates that its
     movements could reduce gains                    movements could generate gains                  total foreign investments will
     or create losses                                or reduce losses                                not exceed 20% of total assets
-    The Fund could lose money                  -    Foreign investments, which
     because of foreign government                   represent a major portion of               -    The Fund actively manages the
     actions, political instability                  the world's securities, offer                   currency exposure of its
     or lack of adequate and                         attractive potential                            foreign investments relative
     accurate information                            performance and opportunities                   to its benchmark, and may
                                                     for diversification                             hedge back into the U.S.
                                                                                                     dollar from time to time (see
                                                                                                     also "Derivatives")

MANAGEMENT CHOICES
-    The Fund could underperform                -    The Fund could outperform its              -    The adviser focuses its active
     its benchmark due to its                        benchmark due to these same                     management on securities
     securities and asset                            choices                                         selection, the area where it
     allocation choices                                                                              believes its commitment to
                                                                                                     research can most enhance
                                                                                                     returns

SECURITIES LENDING
-    When the Fund lends a                      -    The Fund may enhance income                -    The adviser maintains a list
     security, there is a risk that                  through the investment of the                   of approved borrowers
     the loaned securities may not                   collateral received from the
     be returned if the borrower                     borrower                                   -    The Fund receives collateral
     defaults                                                                                        equal to at least 100% of the
-    The collateral will be subject                                                                  current value of securities
     to the risks of the securities                                                                  loaned plus accrued interest
     in which it is invested
                                                                                                -    The lending agents indemnify
                                                                                                     the Fund against borrower
                                                                                                     default

                                                                                                -    The adviser's collateral
                                                                                                     investment guidelines limit
                                                                                                     the quality and duration of
                                                                                                     collateral investment to
                                                                                                     minimize losses

                                                                                                -    Upon recall, the borrower must
                                                                                                     return the securities loaned
                                                                                                     within the normal settlement
                                                                                                     period

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-    Derivatives such as futures,               -    Hedges that correlate well                 -    The Fund uses derivatives for
     options, swaps, and forward                     with underlying positions can                   hedging and for risk
     foreign currency contracts(1)                   reduce or eliminate losses at                   management (i.e., to establish
     that are used for hedging the                   low cost                                        or adjust exposure to
     portfolio or specific                      -    The Fund could make money and                   particular securities, markets
     securities may not fully                        protect against losses if the                   or currencies); risk
     offset the underlying                           investment analysis proves                      management may include
     positions and this could                        correct                                         management of the Fund's
     result in losses to the Fund               -    Derivatives that involve                        exposure relative to its
     that would not have otherwise                   leverage could generate                         benchmark
     occurred                                        substantial gains at low cost              -    The Fund only establishes
-    Derivatives used for risk                                                                       hedges that it expects will be
     management may not have the                                                                     highly correlated with
     intended effects and may                                                                        underlying positions
     result in losses or missed
     opportunities
-    The counterparty to a
     derivatives contract could
     default
-    Derivatives that involve
     leverage could magnify losses
-    Certain types of derivatives
     involve costs to the Fund
     which can reduce returns
-    Derivatives that involve
     leverage could magnify losses
-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by
     the Fund, accelerate
     recognition of income to the
     Fund, affect the holding
     period of the Fund's assets
     and defer recognition of
     certain of the Fund's losses.

ILLIQUID HOLDINGS
-    The Fund could have difficulty             -    These holdings may offer more              -    The Fund may not invest more
     valuing these holdings                          attractive yields or potential                  than 15% of net assets in
     precisely                                       growth than comparable widely                   illiquid holdings
-    The Fund could be unable to                     traded securities                          -    To maintain adequate
     sell these holdings at the                                                                      liquidity to meet redemptions,
     time or price it desires                                                                        the Fund may hold high quality
                                                                                                     short-term instruments
                                                                                                     (including repurchase
                                                                                                     agreements and reverse
                                                                                                     repurchase agreements) and for
                                                                                                     temporary or extraordinary
                                                                                                     purposes, may borrow from
                                                                                                     banks up to 33 1/3% of the
                                                                                                     value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-    When the Fund buys securities              -    The Fund can take advantage of             -    The Fund segregates liquid
     before issue or for delayed                     attractive transaction                          assets to offset leverage risk
     delivery, it could be exposed                   opportunities
     to leverage risk if it does
     not segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-    Increased trading could raise              -    The Fund could realize gains               -    The Fund generally avoids
     the Fund's brokerage and                        in a short period of time                       short-term trading, except to
     related costs                                                                                   take advantage of attractive
-    Increased short-term capital               -    The Fund could protect against                  or unexpected opportunities or
     gains distributions could                       losses if a stock is                            to meet demands generated by
     raise shareholders' income tax                  overvalued and its value later                  shareholder activity
     liability                                       falls
                                                                                                -    The Fund's portfolio turnover
                                                                                                     rate for the most recent
                                                                                                     fiscal period was 50% (for the
                                                                                                     period 6/01/01 - 10-31-01)

SHORT SELLING
-    Short sales may not have the               -    The Fund could make money and              -    The Fund will not engage in
     intended effects and may                        protect against losses if                       short selling if the total
     result in losses                                management's analysis proves                    market value of all securities
-    The Fund may not be able to                     correct                                         sold short would exceed 100%
     close out a short position at                                                                   of the Fund's net assets
     a particular time or at an                 -    Short selling may allow the
     acceptable price                                Fund to generate positive                  -    The Fund sets aside liquid
-    The Fund may not be able to                     returns in declining markets                    assets in segregated or broker
     borrow certain securities to                                                                    accounts to cover short
     sell short, resulting in                                                                        positions and offset a portion
     missed opportunities                                                                            of the leverage risk
-    Segregated accounts with
     respect to short sales may                                                                 -    The Fund makes short sales
     limit the Fund's investment                                                                     through brokers that the
     flexibility                                                                                     adviser has determined to be
-    Short sales involve leverage                                                                    highly creditworthy
     risk, credit exposure to the
     brokers that execute the short
     sale and retain the proceeds,
     have no cap on maximum losses,
     and gains are limited to the
     price of the stock at the time
     of the short sale
-    If the SEC staff changed its
     current policy of permitting
     brokers executing the Fund's
     short sales to hold proceeds
     of such short sales, the cost
     of such transactions would
     increase significantly and the
     Fund may be required to cease
     operations or change its
     investment objective

                           This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-07795

         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. January 2002

                                                                    PR-MNAB-1201

                                                    PROSPECTUS FEBRUARY 28, 2002



JPMORGAN SPECIALTY FUNDS
INSTITUTIONAL CLASS SHARES


MARKET NEUTRAL FUND





                                        THE SECURITIES AND
                                        EXCHANGE COMMISSION
                                        HAS NOT APPROVED OR
                                        DISAPPROVED OF THESE
                                        SECURITIES OR
                                        DETERMINED IF THIS
                                        PROSPECTUS IS
                                        TRUTHFUL OR
                                        COMPLETE. ANY
                                        REPRESENTATION TO
                                        THE CONTRARY IS A
                                        CRIMINAL OFFENSE.



[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Market Neutral Fund                                             1

The Fund's Management and Administration                        5

How Your Account Works                                          6

  Buying Fund Shares                                            6

  Selling Fund Shares                                           6

  Other Information Concerning the Fund                         7

  Distributions and Taxes                                       8

Risk and Reward Elements                                        9

Financial Highlights                                           12

How to Reach Us                                        Back cover

JPMORGAN MARKET NEUTRAL FUND



RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 9-11.

THE FUND'S OBJECTIVE

The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of their investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.

[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK
- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
-    ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance. The Fund also compares its performance to the Lipper Specialty/Miscellaneous Funds Average, a widely recognized benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR TOTAL RETURN(1),(2)
--------------------------------
          1999             -0.05%
          2000              8.38%
          2001              7.43%
--------------------------------

BEST QUARTER                4.63%
--------------------------------
               2nd quarter, 2001
--------------------------------
WORST QUARTER              -3.04%
--------------------------------
               4th quarter, 1999


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001(1),(2)

                                                      1 YEAR     LIFE OF FUND(1)
                                                     --------   ----------------
INSTITUTIONAL CLASS SHARES - RETURN BEFORE TAXES         7.43              4.99
INSTITUTIONAL CLASS SHARES - RETURN AFTER TAXES ON
DISTRIBUTIONS                                            5.25              2.79
INSTITUTIONAL CLASS SHARES - RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                    4.67              2.91
MERRILL LYNCH 91-DAY T-BILL (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             4.42              5.15
LIPPER SPECIALTY/MISCELLANEOUS FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                       -2.94              1.89

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                              1.50
DISTRIBUTION (RULE 12b-1) FEES               NONE
SHAREHOLDER SERVICE FEES                     0.10
TOTAL OTHER EXPENSES(1)                      2.26
----------------------------------------   ------
TOTAL OPERATING EXPENSES                     3.86
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (2.61)
----------------------------------------   ------
NET EXPENSES(2)                              1.25

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING DIVIDEND EXPENSES ON SECURITIES SOLD SHORT, INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses at 1.25% through 2/28/05, and 2.25% thereafter through 2/28/12.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------   --------   --------   --------   --------
YOUR COST($) (WITH OR WITHOUT REDEMPTION)            127        397        913      2,334
---------------------------------------------   --------   --------   --------   --------

                    THE FUND'S MANAGEMENT AND ADMINISTRATION



The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

PORTFOLIO MANAGERS
The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMorgan Chase (or one of its predecessors) since August of 1996 and prior to managing this fund was an equity derivative specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan Chase (or one of its predecessors) since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS



BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell your shares. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------     -----------------------------------     -----------------------------------

MARKET CONDITIONS
- The Fund's share price and            - Stocks have generally                 - Under normal circumstances the
  performance will fluctuate in           outperformed more stable                Fund plans to remain fully
  response to stock market                investments (such as bonds and          invested, with at least 65% in
  movements                               cash equivalents) over the long         stocks. Equity investments may
- Adverse market conditions may           term                                    include common stocks,
  from time to time cause the Fund                                                convertible securities,
  to take temporary defensive                                                     preferred stocks, trust or
  positions that are inconsistent                                                 partnership interests, warrants,
  with its principal investment                                                   rights, and investment company
  strategies and may hinder the                                                   securities
  Fund from achieving its                                                       - The Fund seeks to limit risk
  investment objective                                                            through diversification
                                                                                - During severe market
                                                                                  downturns, the Fund has the
                                                                                  option of investing up to 100%
                                                                                  of assets in high quality
                                                                                  short-term instruments
-----------------------------------     -----------------------------------     -----------------------------------

FOREIGN INVESTMENTS
- Currency exchange rate                - Favorable exchange rate               - The Fund anticipates that its
  movements could reduce gains or         movements could generate gains          total foreign investments will
  create losses                           or reduce losses                        not exceed 20% of total assets
- The Fund could lose money             - Foreign investments, which            - The Fund actively manages the
  because of foreign government           represent a major portion of the        currency exposure of its foreign
  actions, political instability          world's securities, offer               investments relative to its
  or lack of adequate and accurate        attractive potential performance        benchmark, and may hedge back
  information                             and opportunities for                   into the U.S. dollar from time
                                          diversification                         to time (see also "Derivatives")
-----------------------------------     -----------------------------------     -----------------------------------

MANAGEMENT CHOICES
- The Fund could underperform           - The Fund could outperform its         - The adviser focuses its active
  its benchmark due to its                benchmark due to these same             management on securities
  securities and asset allocation         choices                                 selection, the area where it
  choices                                                                         believes its commitment to
                                                                                  research can most enhance
                                                                                  returns
-----------------------------------     -----------------------------------     -----------------------------------

SECURITIES LENDING
- When the Fund lends a                 - The Fund may enhance income           - The adviser maintains a list
  security, there is a risk that          through the investment of the           of approved borrowers
  the loaned securities may not be        collateral received from the          - The Fund receives collateral
  returned if the borrower                borrower                                equal to at least 100% of the
  defaults                                                                        current value of securities
- The collateral will be subject                                                  loaned plus accrued interest
  to the risks of the securities                                                - The lending agents indemnify
  in which it is invested                                                         the Fund against borrower
                                                                                  default
                                                                                - The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to
                                                                                  minimize
                                                                                - Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period

POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------     -----------------------------------     -----------------------------------
DERIVATIVES
- Derivatives such as futures,          - Hedges that correlate well            - The Fund uses derivatives for
  options, swaps, and forward             with underlying positions can           hedging and for risk management
  foreign currency contracts(1)           reduce or eliminate losses at           (i.e., to establish or adjust
  that are used for hedging the           low cost                                exposure to particular
  portfolio or specific securities      - The Fund could make money and           securities, markets or
  may not fully offset the                protect against losses if the           currencies); risk management may
  underlying positions and this           investment analysis proves              include management of the Fund's
  could result in losses to the           correct                                 exposure relative to its
  Fund that would not have              - Derivatives that involve                benchmark
  otherwise occurred                      leverage could generate               - The Fund only establishes
- Derivatives used for risk               substantial gains at low cost           hedges that it expects will be
  management may not have the                                                     highly correlated with
  intended effects and may result                                                 underlying positions
  in losses or missed
  opportunities
- The counterparty to a
  derivatives contract could
  default
- Derivatives that involve
  leverage could magnify losses
- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns
- Derivatives that involve
  leverage could magnify losses
- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses.
-----------------------------------     -----------------------------------     -----------------------------------

ILLIQUID HOLDINGS
- The Fund could have difficulty        - These holdings may offer more         - The Fund may not invest more
  valuing these holdings precisely        attractive yields or potential          than 15% of net assets in
- The Fund could be unable to             growth than comparable widely           illiquid holdings
  sell these holdings at the time         traded securities                     - To maintain adequate liquidity
  or price it desires                                                             to meet redemptions, the Fund
                                                                                  may hold high quality short-term
                                                                                  instruments (including
                                                                                  repurchase agreements and
                                                                                  reverse repurchase agreements)
                                                                                  and for temporary or
                                                                                  extraordinary purposes, may
                                                                                  borrow from banks up to 33 1/3%
                                                                                  of the value of its total assets
-----------------------------------     -----------------------------------     -----------------------------------

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities         - The Fund can take advantage of        - The Fund segregates liquid
  before issue or for delayed             attractive transaction                  assets to offset leverage risk
  delivery, it could be exposed to        opportunities
  leverage risk if it does not
  segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------     -----------------------------------     -----------------------------------
SHORT-TERM TRADING
- Increased trading could raise         - The Fund could realize gains          - The Fund generally avoids
  the Fund's brokerage and related        in a short period of time               short-term trading, except to
  costs                                 - The Fund could protect against          take advantage of attractive or
- Increased short-term capital            losses if a stock is overvalued         unexpected opportunities or to
  gains distributions could raise         and its value later falls               meet demands generated by
  shareholders' income tax                                                        shareholder activity
  liability                                                                     - The Fund's portfolio turnover
                                                                                  rate for the most recent fiscal
                                                                                  period was 50% (for the period
                                                                                  6/01/01-10/31/01)
-----------------------------------     -----------------------------------     -----------------------------------

SHORT SELLING
- Short sales may not have the          - The Fund could make money and         - The Fund will not engage in
  intended effects and may result         protect against losses if               short selling if the total
  in losses                               management's analysis proves            market value of all securities
- The Fund may not be able to             correct                                 sold short would exceed 100% of
  close out a short position at a       - Short selling may allow the             the Fund's net assets
  particular time or at an                Fund to generate positive             - The Fund sets aside liquid
  acceptable price                        returns in declining                    assets in segregated or broker
- The Fund may not be able to             markets                                 accounts to cover short
  borrow certain securities to                                                    positions and offset a portion
  sell short, resulting in missed                                                 of the leverage risk
  opportunities                                                                 - The Fund makes short sales
- Segregated accounts with                                                        through brokers that the adviser
  respect to short sales may limit                                                has determined to be highly
  the Fund's investment                                                           creditworthy
  flexibility
- Short sales involve leverage
  risk, credit exposure to the
  brokers that execute the short
  sale and retain the proceeds,
  have no cap on maximum losses,
  and gains are limited to the
  price of the stock at the time
  of the short sale
- If the SEC staff changed its
  current policy of permitting
  brokers executing the Fund's
  short sales to hold proceeds of
  such short sales, the cost of
  such transactions would increase
  significantly and the Fund may
  be required to cease operations
  or change its investment
  objective

FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN MARKET NEUTRAL FUND

                                                                6/01/01(4)            YEAR ENDED            12/31/98(1)
                                                                THROUGH        ------------------------      THROUGH
                                                                10/31/01        5/31/01       5/31/00        5/31/99
------------------------------------------------------------   ----------      ----------    ----------     ----------
Net Asset Value Per Share, Beginning of Period                 $    15.16      $    14.02    $    15.16     $    15.00
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Income from Investment Operations
    Net Investment Income                                            0.14(5)         0.54          0.60           0.13
    Net Realized and Unrealized Gain (Loss) on Investments           0.12            1.19         (0.75)          0.07
                                                               ----------      ----------    ----------     ----------
    Total from Investment Operations                                 0.26            1.73         (0.15)          0.20
  Less Distributions to Shareholders from
    Net Investment Income                                            0.20            0.59          0.48           0.04
    Capital Gains                                                    0.21              --          0.51             --
                                                               ----------      ----------    ----------     ----------
    Total Distributions to Shareholders                              0.41            0.59          0.99           0.04
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Net Asset Value Per Share, End of Period                     $    15.01      $    15.16    $    14.02     $    15.16
============================================================   ==========      ==========    ==========     ==========
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------   ----------      ----------    ----------     ----------
Total Return(2)                                                      1.72%          12.65%        (0.99%)         1.34%
------------------------------------------------------------   ----------      ----------    ----------     ----------
Net Assets, End of Period (in millions)                        $       20      $       20    $       13     $       10
------------------------------------------------------------   ----------      ----------    ----------     ----------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Net Expenses (Including Dividend Expense)                          2.71%           2.79%         2.11%          3.52%
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Net Expenses (Excluding Dividend Expense)(3)                       1.25%           1.25%         1.50%          2.00%
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Net Investment Income(3)                                           2.09%           4.47%         4.46%          2.14%
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Expenses without Reimbursement
  (including Dividend Expense)(3)                                    3.80%           3.90%         3.69%          5.66%
------------------------------------------------------------   ----------      ----------    ----------     ----------
  Net Investment Income without Reimbursements
  (including Dividend Expense)(3)                                    1.00%           3.36%         2.88%          0.00%
------------------------------------------------------------   ----------      ----------    ----------     ----------
Portfolio Turnover                                                     50%            141%          114%            54%
------------------------------------------------------------   ----------      ----------    ----------     ----------

(1)  Commencement of operations
(2)  Not annualized
(3)  Short periods have been annualized
(4)  Changed fiscal year end from 5/31 to 10/31
(5)  Based upon average shares outstanding

HOW TO REACH US



MORE INFORMATION
For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.



                       JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039


          The Investment Company Act File No. for the Fund is 811-07795


        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. February 2002


                                                                  PR-SPECI-901 X

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN SPECIALTY FUNDS

SELECT CLASS SHARES

MARKET NEUTRAL FUND

                                 THE SECURITIES AND EXCHANGE
                                 COMMISSION HAS NOT APPROVED OR
                                 DISAPPROVED OF THESE SECURITIES
                                 OR DETERMINED IF THIS PROSPECTUS
                                 IS TRUTHFUL OR COMPLETE. ANY
                                 REPRESENTATION TO THE CONTRARY IS
                                 A CRIMINAL OFFENSE.

                                 [JPMORGAN FLEMING LOGO]
                                 Asset Management

CONTENTS
Market Neutral Fund                                   1

The Fund's Management and Administration              5

How Your Account Works                                6

   Buying Fund Shares                                 6

   Selling Fund Shares                                7

   Exchanging Fund Shares                             7

   Other Information Concerning the Fund              8

   Distributions and Taxes                            8

Risk and Reward Elements                             10

How to Reach Us                              Back cover

     JPMorgan MARKET NEUTRAL FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 10-12.

THE FUND'S OBJECTIVE
The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of their investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR,
     DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAT WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK
- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
-   ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance. The Fund also compares its performance to the Lipper Specialty/Miscellaneous Funds Average, a widely recognized market benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART OF YEAR-BY-YEAR TOTAL RETURN]


YEAR-BY-YEAR TOTAL RETURNS*,(1),(2)
1999           -0.05%
2000            8.38%
2001            7.43%


------------------------------------
BEST QUARTER                 4.63%
------------------------------------
                 2nd quarter, 2001
------------------------------------
WORST QUARTER                -3.04%
------------------------------------
                 4th quarter, 1999
------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2001*,(1),(2)



                                                       1 YEAR      LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES         7.43          4.99
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                         5.25          2.79
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                 4.67          2.91
--------------------------------------------------------------------------------
MERRILL LYNCH 91-DAY T-BILL (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                 4.42          5.15
--------------------------------------------------------------------------------
LIPPER SPECIALTY/MISCELLANEOUS FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                       -2.94          1.89
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE INTRODUCED IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                    1.50
DISTRIBUTION (RULE 12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                           0.25
TOTAL OTHER EXPENSES(1)                            1.30
-------------------------------------------------------
TOTAL OPERATING EXPENSES                           3.05
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)           (1.55)
-------------------------------------------------------
NET EXPENSES(2)                                    1.50
-------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH EXCLUDE DIVIDEND EXPENSES ON SECURITIES SOLD SHORT, INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH 2/28/03.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/03 and total operating expenses thereafter.


This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
 YOUR COST($) (WITH OR WITHOUT REDEMPTION)    153       796     1,465      3,256
--------------------------------------------------------------------------------

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

PORTFOLIO MANAGERS
The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMorgan Chase (or one of its predecessors) since August of 1996 and prior to managing this fund was an equity derivative specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan Chase (or one of its predecessors) since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.


The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check clears, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to sell your shares in the Fund. They will send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays any net investment income and net capital gain at least annually.

You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


============================================================================================================================
POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price and           - Stocks have generally outperformed  - Under normal circumstances the Fund plans to
  performance will fluctuate in          more stable investments (such as      remain fully invested, with at least 65% in
  response to stock market movements     bonds and cash equivalents) over      stocks. Equity investments may include common
- Adverse market conditions may from     the long term                         stocks, convertible securities, preferred
  time to time cause the Fund to take                                          stocks, trust or partnership interests,
  temporary defensive positions that                                           warrants, rights, and investment company
  are inconsistent with its principal                                          securities
  investment strategies and may                                              - The Fund seeks to limit risk through
  hinder the Fund from achieving its                                           diversification
  investment objective                                                       - During severe market downturns, the Fund has
                                                                               the option of investing up to 100% of assets
                                                                               in high quality short-term instruments
----------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate movements     - Favorable exchange rate movements   - The Fund anticipates that its total foreign
  could reduce gains or create losses    could generate gains or reduce        investments will not exceed 20% of total
- The Fund could lose money because      losses                                assets
  of foreign government actions,       - Foreign investments, which          - The Fund actively manages the currency
  political instability or lack of       represent a major portion of the      exposure of its foreign investments relative
  adequate and accurate information      world's securities, offer             to its benchmark, and may hedge back into the
                                         attractive potential performance      U.S. dollar from time to time (see also
                                         and opportunities for                 "Derivatives")
                                         diversification
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its      - The Fund could outperform its       - The adviser focuses its active management on
  benchmark due to its securities and    benchmark due to these same choices   securities selection, the area where it
  asset allocation choices                                                     believes its commitment to research can most
                                                                               enhance returns
----------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security,      - The Fund may enhance income through - The adviser maintains a list of approved
  there is a risk that the loaned        the investment of the collateral      borrowers
  securities may not be returned if      received from the borrower          - The Fund receives collateral equal to at
  the borrower defaults                                                        least 100% of the current value of securities
- The collateral will be subject to                                            loaned plus accrued interest
  the risks of the securities in                                             - The lending agents indemnify the Fund against
  which it is invested                                                         borrower default
                                                                             - The adviser's collateral investment
                                                                               guidelines limit the quality and duration of
                                                                               collateral investment to minimize losses
                                                                             - Upon recall, the borrower must return the
                                                                               securities loaned within the normal
                                                                               settlement period

                                       10

============================================================================================================================
POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
 - Derivatives such as futures,        - Hedges that correlate well with     - The Fund uses derivatives for hedging and for
   options, swaps, and forward foreign   underlying positions can reduce or    risk management (i.e., to establish or adjust
   currency contracts(1) that are used   eliminate losses at low cost          exposure to particular securities, markets or
   for hedging the portfolio or        - The Fund could make money and         currencies); risk management may include
   specific securities may not fully     protect against losses if the         management of the Fund's exposure relative to
   offset the underlying positions and   investment analysis proves correct    its benchmark
   this could result in losses to the  - Derivatives that involve leverage   - The Fund only establishes hedges that it
   Fund that would not have otherwise    could generate substantial gains at   expects will be highly correlated with
   occurred                              low cost                              underlying positions
 - Derivatives used for risk
   management may not have the
   intended effects and may result in
   losses or missed opportunities
 - The counterparty to a derivatives
   contract could default
 - Derivatives that involve leverage
   could magnify losses
 - Certain types of derivatives
   involve costs to the Fund which can
   reduce returns
 - Derivatives that involve leverage
   could magnify losses
 - Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income to
   the Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the
   Fund's losses.
----------------------------------------------------------------------------------------------------------------------------
 ILLIQUID HOLDINGS
 - The Fund could have difficulty      - These holdings may offer more       - The Fund may not invest more than 15% of net
   valuing these holdings precisely      attractive yields or potential        assets in illiquid holdings
 - The Fund could be unable to sell      growth than comparable widely       - To maintain adequate liquidity to meet
   these holdings at the time or price   traded securities                     redemptions, the Fund may hold high-quality
   it desires                                                                  short-term instruments (including repurchase
                                                                               agreements and reverse repurchase agreements)
                                                                               and for temporary or extraordinary purposes, may
                                                                               borrow from banks up to 33 1/3% of the value of
                                                                               its total assets
----------------------------------------------------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
 - When the Fund buys securities       - The Fund can take advantage of      - The Fund segregates liquid assets to offset
   before issue or for delayed           attractive transaction                leverage risk
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                       11

============================================================================================================================
POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
 - Increased trading could raise the   - The Fund could realize gains in a   - The Fund generally avoids short-term trading,
   Fund's brokerage and related costs    short period of time                  except to take advantage of attractive or
 - Increased short-term capital gains  - The Fund could protect against        unexpected opportunities or to meet demands
   distributions could raise             losses if a stock is overvalued and   generated by shareholder activity
   shareholders' income tax liability    its value later falls               - The Fund's portfolio turnover rate for the
                                                                               most recent fiscal period was 50% (for the
                                                                               period 6/01/01-10/31/01)
----------------------------------------------------------------------------------------------------------------------------
SHORT SELLING
 - Short sales may not have the        - The Fund could make money and       - The Fund will not engage in short selling if
  intended effects and may result in     protect against losses if             the total market value of all securities sold
  losses                                 management's analysis proves          short would exceed 100% of the Fund's net
- The Fund may not be able to close      correct                               assets
  out a short position at a            - Short selling may allow the Fund to - The Fund sets aside liquid assets in
  particular time or at an acceptable    generate positive returns in          segregated or broker accounts to cover short
  price                                  declining markets                     positions and offset a portion of the
- The Fund may not be able to borrow                                           leverage risk
  certain securities to sell short,                                          - The Fund makes short sales through brokers
  resulting in missed opportunities                                            that the adviser has determined to be highly
- Segregated accounts with respect to                                          creditworthy
  short sales may limit the Fund's
  investment flexibility
- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain
  the proceeds, have no cap on maximum
  losses, and gains are limited to
  the price of the stock at the time
  of the short sale
- If the SEC staff changed its
  current policy of permitting
  brokers executing the Fund's short
  sales to hold proceeds of such
  short sales, the cost of such
  transactions would increase
  significantly and the Fund may be
  required to cease operations or
  change its investment
  objective

                    This page intentionally left blank.

                                 HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039


        The Fund's Investment Company registration number is: 811-07795.
       (C) 2001 J.P. Morgan Chase & Co. All Right Reserved February 2002

                          PROSPECTUS FEBRUARY 28, 2002

JPMORGAN INCOME FUNDS

CLASS A SHARES


ENHANCED INCOME FUND

                                                     THE SECURITIES AND EXCHANGE
                                                     COMMISSION HAS NOT APPROVED
                                                     OR DISAPPROVED OF THESE
                                                     SECURITIES OR DETERMINED IF
                                                     THIS PROSPECTUS IS TRUTHFUL
                                                     OR COMPLETE. ANY
                                                     REPRESENTATION TO THE
                                                     CONTRARY IS A CRIMINAL
                                                     OFFENSE.

                                                     [JPMORGAN FLEMING
                                                     ASSET MANAGEMENT LOGO]

CONTENTS
Enhanced Income Fund                                1

The Fund's Management and Administration            6

How Your Account Works                              7

   About Sales Charges                              7

   Buying Fund Shares                               7

   Selling Fund Shares                              9

   Exchanging Fund Shares                           9

   Other Information Concerning the Fund           10

   Distributions and Taxes                         11

Shareholder Services                               12

Investments                                        14

Risk and Reward Elements                           16

How To Reach Us                            Back cover

                          JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 14-18.

THE FUND'S OBJECTIVE

The Fund seeks to provide high current income consistent with principal preservation.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or are unrated but are deemed by the adviser to be of comparable quality, including at least 75% in securities rated A or better.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized on 11/30/01 and therefore the Fund has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Class A Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                                                 1.50%
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE
--------------------------------------------------------------------------------


 * The offering price is the net asset value of the shares purchased plus any sales charge.
(1) The Fund's fiscal year end is 10/31.

ESTIMATED ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



============================================================================
 MANAGEMENT FEES                                                  0.25
 DISTRIBUTION (12b-1) FEES                                        0.25
 SHAREHOLDER SERVICE FEES                                         0.25
 OTHER EXPENSES(1)                                                0.65
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                         1.40
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                         (0.65)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.75
----------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03.



EXAMPLE The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total operating expenses thereafter.



The example is for comparison only; the actual return of Class A Shares and your actual costs may be higher or lower.



                                                      1 YEAR      3 YEARS
-------------------------------------------------------------------------
 CLASS A SHARES* ($)                                   225         468
-------------------------------------------------------------------------



  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A Shares of the Fund held by investors serviced by the shareholder servicing agent.


The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts shows the sales charge for the Fund.

TOTAL SALES CHARGE

                                           AS % OF THE    AS %
                                           OFFERING       OF NET
 AMOUNT OF                                 PRICE          AMOUNT
 INVESTMENT                                PER SHARE      INVESTED
-------------------------------------------------------------------
 LESS THAN $100,000                        1.50           1.52
-------------------------------------------------------------------
 $100,000 BUT UNDER $250,000               1.00           1.00
-------------------------------------------------------------------
 $250,000 BUT UNDER $500,000               0.50           0.50
-------------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION             0.25           0.25
-------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions, less any applicable sales charge. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
 ---------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
 ---------------------------------------------------------------------
 1-800-348-4782
 ---------------------------------------------------------------------

MINIMUM INVESTMENTS
For Class A Shares the minimum investment amounts are as follows:

TYPE OF                                  INITIAL         ADDITIONAL
ACCOUNT                                  INVESTMENT      INVESTMENTS
--------------------------------------------------------------------
REGULAR ACCOUNT                           $ 2,500         $ 100
--------------------------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)                        $ 1,000         $ 100
--------------------------------------------------------------------
IRAS                                      $ 1,000         $ 100
--------------------------------------------------------------------
SEP-IRAS                                  $ 1,000         $ 100
--------------------------------------------------------------------
EDUCATION IRAS                            $   500         $ 100
--------------------------------------------------------------------

(1)For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Make your check out to JPMorgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell your shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days, or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of Fund shares. See Shareholder Services.

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want to sell shares with a net asset value of $100,000 or more or if you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

                              SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale.

                      This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.


CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.


CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations. PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

  * Permitted (and if applicable, percentage limitation as a percentage of total assets)
  # Permitted, but not a primary investment
  + Permitted, but no current intention of use
  - Not permitted

                                                                                           ENHANCED
                RELATED TYPES OF RISK                                                       INCOME
---------------------------------------------------------------------------------------------------
  credit, interest rate, market, prepayment                                                *

  credit, currency, liquidity, political                                                   *(1)

  credit, currency, interest rate, liquidity, market, political                            *(1)

  credit, currency, interest rate, liquidity, market, political, valuation                 *(1)

  credit, currency, interest rate, liquidity, market, political, valuation                 *(1)

  credit, environmental, extension, interest rate, liquidity, market, natural event,
  political, prepayment, valuation                                                         #

  credit, currency, extension, interest rate, leverage, market, political, prepayment      *

  currency, extension, interest rate, leverage, liquidity, market, political, prepayment   #

  credit, currency, extension, interest rate, liquidity, political, prepayment             *(1)

  credit, interest rate, liquidity, market, valuation                                      *

  credit, interest rate, liquidity, market, natural event, prepayment, valuation           *

  credit                                                                                   *

  credit, leverage                                                                         *(1),(2)

  credit, currency, interest rate, market, political                                       *(1)

  credit, currency, interest rate, leverage, market, political                             *(1),(2)

  credit, interest rate, market, natural event, political                                  -

  interest rate                                                                            *

  credit, currency, interest rate, liquidity, market, political, valuation                 *

  LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

  MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

  NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

  POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

  PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

  VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

    (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

    (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


 POTENTIAL RISKS                           POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
 MARKET CONDITIONS
 - The Fund's share price, yield, and      - Bonds have generally outperformed      - Under normal circumstances the Fund plans
   total return will fluctuate in            money market investments over the        to remain fully invested in bonds and other
   response to bond market movements         long term, with less risk than stocks    fixed income instruments
 - The value of most bonds will fall when  - Most bonds will rise in value when     - Bond investments may include U.S. and
   interest rates rise; the longer a         interest rates fall                      foreign corporate and government bonds,
   bond's maturity and the lower its       - Mortgage-backed and asset-backed         mortgage-backed and asset-backed
   credit quality, the more its value        securities and direct mortgages can      securities, convertible securities,
   typically falls                           offer attractive returns                 participation interests and private
 - Adverse market conditions may from                                                 placements
   time to time cause a Fund to take                                                - The Fund seeks to limit risk and enhance
   temporary defensive positions that are                                             total return or yields through careful
   inconsistent with its principal                                                    management, sector allocation, individual
   investment strategies and may hinder a                                             securities selection, and duration
   Fund from achieving its investment                                                 management
   objective                                                                        - During severe market downturns, the Fund
 - Mortgage-backed and asset-backed                                                   has the option of investing up to 100% of
   securities (securities representing an                                             assets in high quality short-term
   interest in, or secured by, a pool of                                              securities
   mortgages or other assets such as                                                - The adviser monitors interest rate trends,
   receivables) and direct mortgages                                                  as well as geographic and demographic
   could generate capital losses or                                                   information related to mortgage-backed
   periods of low yields if they are paid                                             securities and mortgage prepayments
   off substantially earlier or later
   than anticipated

 CREDIT QUALITY
 - The default of an issuer would leave a  - Investment-grade bonds have a lower    - The Fund maintains its own policies for
   Fund with unpaid interest or principal    risk of default                          balancing credit quality against potential
 - Junk bonds (those rated BB, Ba or       - Junk bonds offer higher yields and       yields and gains in light of its investment
   lower) have a higher risk of default,     higher potential gains                   goals
   tend to be less liquid, and may be                                               - The adviser develops its own ratings of
   more difficult to value                                                            unrated securities and makes a credit
                                                                                      quality determination for unrated securities

 FOREIGN INVESTMENTS
 - The Fund could lose money because of    - Foreign bonds, which represent a       - Foreign bonds may be a significant
   foreign government actions, political     major portion of the world's fixed       investment for the Fund
   instability, or lack of adequate and      income securities, offer attractive    - To the extent that the Fund invests in
   accurate information                      potential performance and                foreign bonds, it may manage the currency
 - Currency exchange rate movements could    opportunities for diversification        exposure of its foreign investments
   reduce gains or create losses           - Favorable exchange rate movements        relative to its benchmark, and may hedge a
 - Currency and investment risks tend to     could generate gains or reduce losses    portion of its foreign currency exposure
   be higher in emerging markets; these    - Emerging markets can offer higher        into the U.S. dollar from time to time (see
   markets also present higher liquidity     returns                                  also "Derivatives"); these currency
   and valuation risks                                                                management techniques may not be available
                                                                                      for certain emerging markets investments

                                       16

 POTENTIAL RISKS                           POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD>
 WHEN-ISSUED AND DELAYED
 DELIVERY SECURITIES
 - When the Fund buys securities before    - The Fund can take advantage of         - The Fund segregates liquid assets to offset
   issue or for delayed delivery, it could   attractive transaction opportunities     leverage risks
   be exposed to leverage risk if it does
   not segregate liquid assets

 MANAGEMENT CHOICES
 - The Fund could underperform its         - The Fund could outperform its          - The adviser focuses its active management on
   benchmark due to its sector,              benchmark due to these same choices      those areas where it believes its commitment
   securities or duration choices                                                     to research can most enhance returns and
                                                                                      manage risks in a consistent way

 DERIVATIVES
 - Derivatives such as futures, options,   - Hedges that correlate well with        - The Fund uses derivatives, such as futures,
   swaps and forward foreign currency        underlying positions can reduce          options, swaps and forward foreign currency
   contracts(1) that are used for hedging    or eliminate losses at low cost          contracts for hedging and for risk management
   the portfolio or specific securities    - The Fund could make money and            (i.e., to adjust duration or yield curve
   may not fully offset the underlying       protect against losses if                exposure, or to establish or adjust exposure
   positions and this could result in        management's analysis proves             to particular securities, markets, or
   losses to the Fund that would not         correct                                  currencies); risk management may include
   have otherwise occurred                 - Derivatives that involve leverage        management of a Fund's exposure relative to
 - Derivatives used for risk management      could generate substantial gains at      its benchmark
   may not have the intended effects and     low cost                               - The Fund only establishes hedges that they
   may result in losses or missed                                                     expect will be highly correlated with
   opportunities                                                                      underlying positions
 - The counterparty to a derivatives                                                - While the Fund may use derivatives that
   contract could default                                                             incidentally involve leverage, it does not use
 - Certain types of derivatives involve                                               them for the specific purpose of leveraging
   costs to the Funds which can reduce                                                its portfolios
   returns
 - Derivatives that involve leverage could
   magnify losses
 - Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment
 - Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund, affect
   the holding period of a Fund's assets
   and defer recognition of certain of a
   Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


 POTENTIAL RISKS                           POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
 SECURITIES LENDING
 - When the Fund lends a security,         - The Fund may enhance income through    - The adviser maintains a list of approved
   there is a risk that the loaned           the investment of the collateral         borrowers
   securities may not be returned if the     received from the borrower             - The Fund receives collateral equal to at least
   borrower or the lending agent defaults                                             100% of the current value of securities loaned
 - The collateral will be subject to the                                              plus accrued interest
   risks of the securities in which it is                                           - The lending agents indemnify the Fund against
   invested                                                                           borrower default
                                                                                    - The adviser's collateral investment guidelines
                                                                                      limit the quality and duration of collateral
                                                                                      investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period

 ILLIQUID HOLDINGS
 - The Fund could have difficulty valuing  - These holdings may offer more          - The Fund may not invest more than 15% of net
   these holdings precisely                  attractive yields or potential growth    assets in illiquid holdings
 - The Fund could be unable to sell these    than comparable widely traded          - To maintain adequate liquidity to meet
   holdings at the time or price desired     securities                               redemptions, the Fund may hold high quality
                                                                                      short-term instruments (including repurchase
                                                                                      agreements and reverse repurchase agreements)
                                                                                      and, for temporary or extraordinary purposes,
                                                                                      may borrow from banks up to 33 1/3% of the
                                                                                      value of its total assets

 SHORT-TERM TRADING
 - Increased trading would raise the       - The Fund could realize gains in a      - The Fund may use short-term trading to take
   Fund's transaction costs                  short period of time                     advantage of attractive or unexpected
 - Increased short-term capital gains      - The Fund could protect against           opportunities or to meet demands generated by
   distributions would raise shareholders'   losses if a bond is overvalued and       shareholder activity
   income tax liability                      its value later falls

                       This page intentionally left blank.

        HOW TO REACH US

   MORE INFORMATION
   For investors who want more information on this Fund the following documents are available free upon request:

   ANNUAL AND SEMI-ANNUAL REPORTS
   Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

   You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

   JPMORGAN FUNDS SERVICE CENTER
   P.O. BOX 219392
   KANSAS CITY, MO 64121-9392

   If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

   You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

   PUBLIC REFERENCE SECTION OF THE SEC
   WASHINGTON, DC 20549-0102.
   1-202-942-8090
   E-MAIL: publicinfo@sec.gov

   Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                            West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07795.


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                       PR-EI-302

                                      PROSPECTUS DATED FEBRUARY 28, 2002

               JPMORGAN INCOME FUNDS

               INSTITUTIONAL CLASS SHARES


              ENHANCED INCOME FUND









                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION HAS NOT APPROVED OR
                                            DISAPPROVED OF THESE SECURITIES OR
                                            DETERMINED IF THIS PROSPECTUS IS
                                            TRUTHFUL OR COMPLETE. ANY
                                            REPRESENTATION TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.




                                            [LOGO]JPMORGAN FLEMING
                                            ASSET MANAGEMENT

CONTENTS


Enhanced Income Fund                                    1

The Fund's Management and Administration                5

How Your Account Works                                  6

    Buying Fund Shares                                  6

    Selling Fund Shares                                 6

    Other Information Concerning the Fund               7

    Distributions and Taxes                             8

Investments                                            10

Risk and Reward Elements                               12

How To Reach Us                                Back cover

JPMorgan ENHANCED INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 8-12.

THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or are unrated but are deemed by the adviser to be of comparable quality, including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

[SIDENOTE]

BEFORE YOU INVEST INVESTORS CONSIDERING THE FUND SHOULD
UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized on 11/30/01 and therefore the Fund has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

  MANAGEMENT FEES                                              0.25

  DISTRIBUTION (RULE 12b-1) FEES                               NONE

  SHAREHOLDER SERVICE FEES                                     0.10

  OTHER EXPENSES(2)                                            0.35
  ------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                     0.70

  FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                     (0.50)
  ------------------------------------------------------------------
  NET EXPENSES(3)                                              0.20%
  ------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses at 0.20% through 12/31/03 and 0.25% thereafter through 12/31/04, and total operating expenses thereafter.


The example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.


                                      1 YEAR      3 YEARS
----------------------------------------------------------
  YOUR COST ($)
  (WITH OR WITHOUT REDEMPTION)        20          80

              THE FUND'S MANAGEMENT AND ADMINISTRATION

The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

          HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at its market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $5,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Fund you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                        This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

/X/ Permitted (and if applicable, percentage limitation as a percentage of total assets)
/ / Permitted, but not a primary investment
 +  Permitted, but no current intention of use


         RELATED TYPES OF RISK

  credit, interest rate, market, prepayment                                     /X/

  credit, currency, liquidity, political                                        /X/(1)

  credit, currency, interest rate, liquidity, market, political                 /X/(1)

  credit, currency, interest rate, liquidity, market, political,
  valuation                                                                     /X/(1)

  credit, currency, interest rate, liquidity, market, political,
  valuation                                                                     /X/(1)

  credit, environmental, extension, interest rate, liquidity,
  market, natural event, political, prepayment, valuation                       / /

  credit, currency, extension, interest rate, leverage,
  market, political, prepayment                                                 /X/

  currency, extension, interest rate, leverage,
  liquidity, market, political, prepayment                                      / /

  credit, currency, extension, interest rate, liquidity,
  political, prepayment                                                         /X/(1)

  credit, interest rate, liquidity, market, valuation                           /X/

  credit, interest rate, liquidity, market, natural event,
  prepayment, valuation                                                         /X/

  credit                                                                        /X/

  credit, leverage                                                              /X/(1),(2)

  credit, currency, interest rate, market, political                            /X/(1)

  credit, currency, interest rate, leverage, market, political                  /X/(1),(2)

  interest rate                                                                 /X/

  credit, currency, interest rate, liquidity, market, political,
  valuation                                                                     /X/


MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                           POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price, yield, and      - Bonds have generally outperformed    - Under normal circumstances the Fund plans to
  total return will fluctuate in            money market investments over the      remain fully invested in bonds and other fixed
  response to bond market movements         long term, with less risk than         income securities
- The value of most bonds will fall         stocks                               - Bond investments may include U.S. and foreign
  when interest rates rise; the longer    - Most bonds will rise in value          corporate and government bonds, mortgage-backed
  a bond's maturity and the lower its       when interest rates fall               and asset-backed securities, convertible
  credit quality, the more its value      - Mortgage-backed and asset-backed       securities, participation interests and private
  typically falls                           securities and direct mortgages        placements
- Adverse market conditions may from        can offer attractive returns         - The Fund seeks to limit risk and enhance total
  time to time cause the Fund to take                                              return or yields through careful management,
  temporary defensive positions that                                               sector allocation, individual securities
  are inconsistent with its principal                                              selection, and duration management
  investment strategies and may hinder                                           - During severe market downturns, the Fund has the
  the Fund from achieving its                                                      option of investing up to 100% of assets in high
  investment objective                                                             quality short-term instruments
- Mortgage-backed and asset-backed                                               - The adviser monitors interest rate trends, as
  securities (securities representing                                              well as geographic and demographic information
  an interest in, or secured by, a                                                 related to mortgage-backed securities and
  pool of mortgages or other assets                                                mortgage prepayments
  such as receivables) and direct
  mortgages could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated


CREDIT QUALITY
- The default of an issuer would leave    - Investment-grade bonds have a        - The Fund maintains its own policies for balancing
  the Fund with unpaid interest or          lower risk of default                  credit quality against potential yields and gains
  principal                               - Junk bonds offer higher yields         in light of its investment goals
- Junk bonds (those rated BB, Ba or         and higher potential gains           - The adviser develops its own ratings of unrated
  lower) have a higher risk of                                                     securities and makes a credit quality
  default, tend to be less liquid,                                                 determination for unrated securities
  and may be more difficult to value


FOREIGN INVESTMENTS
- The Fund could lose money because       - Foreign bonds, which represent a     - Foreign bonds may be a significant investment for
  of foreign government actions,            major portion of the world's           the Fund
  political instability, or lack of         fixed income securities, offer       - To the extent that the Fund invests in foreign
  adequate and accurate information         attractive potential performance       bonds, it may manage the currency exposure of its
- Currency exchange rate movements          and opportunities for                  foreign investments relative to its benchmark,
  could reduce gains or create              diversification                        and may hedge a portion of its foreign currency
  losses                                  - Favorable exchange rate movements      exposure into the U.S. dollar from time to time
- Currency and investment risks tend        could generate gains or reduce         (see also "Derivatives"); these currency
  to be higher in emerging markets;         losses                                 management techniques may not be available for
  these markets also present higher       - Emerging markets can offer             certain emerging markets investments
  liquidity and valuation risks             higher returns

POTENTIAL RISKS                           POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before    - The Fund can take advantage of       - The Fund segregates liquid assets to offset
  issue or for delayed delivery, it         attractive transaction                 leverage risks
  could be exposed to leverage risk if      opportunities
  it does not segregate liquid assets


MANAGEMENT CHOICES
- The Fund could underperform its         - The Fund could outperform its        - The adviser focuses its active management on
  benchmark due to its sector,              benchmark due to these same            those areas where it believes its commitment to
  securities or duration choices            choices                                research can most enhance returns and manage
                                                                                   risks in a consistent way


DERIVATIVES
- Derivatives such as futures, options,   - Hedges that correlate well with      - The Fund uses derivatives, such as futures,
  swaps and forward foreign currency        underlying positions can reduce        options, swaps and forward foreign currency
  contracts(1) that are used for            or eliminate losses at low cost        contracts for hedging and for risk management
  hedging the portfolio or specific       - The Fund could make money and          (i.e., to adjust duration or yield curve
  securities may not fully offset the       protect against losses if              exposure, or to establish or adjust exposure to
  underlying positions and this could       management's analysis proves           particular securities, markets, or currencies);
  result in losses to the Fund that         correct                                risk management may include management of the
  would not have otherwise occurred       - Derivatives that involve               Fund's exposure relative to its benchmark
- Derivatives used for risk management      leverage could generate              - The Fund only establishes hedges that it expects
  may not have the intended effects         substantial gains at low cost          will be highly correlated with underlying
  and may result in losses or missed                                               positions
  opportunities                                                                  - While the Fund may use derivatives that
- The counterparty to a derivatives                                                incidentally involve leverage, it does not use
  contract could default                                                           them for the specific purpose of leveraging their
- Certain types of derivatives                                                     portfolios
  involve costs to the Fund which can
  reduce returns
- Derivatives that involve leverage
  could magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by the Fund,
  accelerate recognition of income
  to the Fund, affect the holding
  period of the Fund's assets and
  defer recognition of certain of
  the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                           POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there   - The Fund may enhance income          - The adviser maintains a list of approved
  is a risk that the loaned securities      through the investment of the          borrowers
  may not be returned if the borrower       collateral received from the         - The Fund receives collateral equal to at least
  or the lending agent defaults             borrower                               100% of the current value of securities loaned
- The collateral will be subject to the                                            plus accrued interest
  risks of the securities in which it                                            - The lending agents indemnify the Fund against
  is invested                                                                      borrower default
                                                                                 - The adviser's collateral investment guidelines
                                                                                   limit the quality and duration of collateral
                                                                                   investment to minimize losses
                                                                                 - Upon recall, the borrower must return the
                                                                                   securities loaned within the normal settlement
                                                                                   period

ILLIQUID HOLDINGS
- The Fund could have difficulty          - These holdings may offer more        - The Fund may not invest more than 15% of net
  valuing these holdings precisely          attractive yields or potential         assets in illiquid holdings
- The Fund could be unable to sell          growth than comparable widely        - To maintain adequate liquidity to meet
  these holdings at the time or             traded securities                      redemptions, the Fund may hold high quality
  price desired                                                                    short-term instruments (including repurchase
                                                                                   agreements and reverse repurchase agreements)
                                                                                   and, for temporary or extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3% of the value of
                                                                                   its total assets

SHORT-TERM TRADING
- Increased trading would raise the       - The Fund could realize gains in a    - The Fund may use short-term trading to take
  Fund's transaction costs                  short period of time                   advantage of attractive or unexpected
- Increased short-term capital gains      - The Fund could protect against         opportunities or to meet demands generated by
  distributions would raise                 losses if a bond is overvalued and     shareholder activity
  shareholders' income tax liability        its value later falls

                      This page intentionally left blank.

              HOW TO REACH US


MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and the policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



            The Fund's Investment Company Act File No. is 811-07795.


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. November 2001


                                                                   PR-FIEII-1101

PROSPECTUS FEBRUARY 28, 2002


JPMORGAN INCOME FUNDS

SELECT CLASS SHARES


ENHANCED INCOME FUND




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
JPMORGAN FLEMING
ASSET MANAGEMENT

CONTENTS


Enhanced Income Fund                                                      1

The Fund's Management and Administration                                  4

How Your Account Works                                                    5

   Buying Fund Shares                                                     5

   Selling Fund Shares                                                    6

   Other Information Concerning the Fund                                  6

   Distributions and Taxes                                                7

Investments                                                              10

Risk and Reward Elements                                                 12

How To Reach Us                                                  Back cover

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 10-14.

THE FUND'S OBJECTIVE

The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or are unrated but are deemed by the adviser to be of comparable quality, including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized on 11/30/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Select Class Shares, and for comparison purposes the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated investor expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


                                                     SELECT CLASS SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.25
DISTRIBUTION (12b-1) FEES                            0.00
SHAREHOLDER SERVICE FEES                             0.25
OTHER EXPENSES(1)                                    0.30
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                             0.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)             (0.40)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                      0.40

1    "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

2 REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.40% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.


EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                                     1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)

(WITH OR WITHOUT REDEMPTION)                         41       180

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.


FUND'S INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY10036

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets of 0.25%.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in theJPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Select Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form.

We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares.

The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell Select Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum noted above for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME
FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

/X/  Permitted (and if applicable, percentage limitation)
     percentage of total assets - BOLD
     percentage of net assets - ITALIC
/ /  Permitted, but not typically used
+    Permitted, but no current intention of use
-   Not permitted

              RELATED TYPES OF RISK                                                      ENHANCED INCOME
---------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                                      /X/

credit, currency, liquidity, political                                                         /X/(1)

credit, currency, interest rate, liquidity, market, political                                  /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                       /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                       /X/(1)

credit, environmental, extension, interest rate, liquidity, market, natural event,
political, prepayment, valuation                                                               /X/

credit, currency, extension, interest rate, leverage, market, political, prepayment            /X/

currency, extension, interest rate, leverage, liquidity, market, political, prepayment         / /

credit, currency, extension, interest rate, liquidity, political, prepayment                   /X/(1)

credit, interest rate, liquidity, market, valuation                                            /X/

credit, interest rate, liquidity, market, natural event, prepayment, valuation                 /X/

credit                                                                                         /X/

credit                                                                                         /X/(2)

credit, currency, interest rate, market, political                                             /X/(1)

credit, currency, interest rate, leverage, market, political                                   /X/(1)

credit, interest rate, market, natural event, political                                        --

interest rate                                                                                  /X/

credit, currency, interest rate, liquidity, market, political, valuation                       /X/(1)

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

====================================================================================================================================
POTENTIAL RISKS                                  POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-  The Fund's share price, yield, and total      -  Bonds have generally                -  Under normal circumstances the Fund plans
   return will fluctuate in response to bond        outperformed money market              to remain fully invested in bonds and
   market movements                                 investments over the long term,        other fixed income securities.
-  The value of most bonds will fall when        -  Most bonds will rise in value          with less risk than stocks
   interest rates rise; the longer a bond's         when interest rates fall            -  Bond investments may include U.S. and
   maturity and the lower its credit quality,    -  Mortgage-backed and asset-backed       foreign corporate and government bonds,
   the more its value typically falls               securities and direct mortgages        mortgage-backed and asset-backed
-  Adverse market conditions may from time to       can offer attractive returns           securities, convertible securities,
   time cause the Fund to take temporary                                                   participation interests and private
   defensive positions that are inconsistent                                               placements
   with its principal investment strategies                                             -  The Fund seeks to limit risk and enhance
   and may hinder a Fund from achieving its                                                total return or yields through careful
   investment objective                                                                    management, sector allocation, individual
-  Mortgage-backed and asset-backed                                                        securities selection, and duration
   securities (securities representing an                                                  management
   interest in, or secured by, a pool of                                                -  During severe market downturns, the Fund
   mortgages or other assets such as                                                       has the option of investing up to 100% of
   receivables) and direct mortgages could                                                 assets in high quality short-term
   generate capital losses or periods of low                                               instruments
   yields if they are paid off substantially                                            -  The adviser monitors interest rate
   earlier or later than anticipated                                                       trends, as well as geographic and
                                                                                           demographic information related to
                                                                                           mortgage-backed securities and mortgage
                                                                                           prepayments
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  The default of an issuer would leave the      -  Investment-grade bonds have a       -  The Fund maintains its own policies for
   Fund with unpaid interest or principal           lower risk of default                  balancing credit quality against
-  Junk bonds (those rated BB, Ba or lower)      -  Junk bonds offer higher yields         potential yields and gains in light
   have a higher risk of default, tend to be        and higher potential gains             of its investment goals
   less liquid, and may be more difficult to                                            -  The adviser develops its own ratings of
   value                                                                                   unrated securities and makes a credit
                                                                                           quality determination for unrated
                                                                                           securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-  The Fund could lose money because of          -  Foreign bonds, which represent a    -  Foreign bonds may be a significant
   foreign government actions, political            major portion of the world's           investment for the Fund
   instability, or lack of adequate and             fixed income securities, offer      -  To the extent that the Fund invests in
   accurate information                             attractive potential performance       foreign bonds, it may manage the currency
-  Currency exchange rate movements could           and opportunities for                  exposure of its foreign investments
   reduce gains or create losses                    diversification                        relative to its benchmark, and may hedge
-  Currency and investment risks tend to be      -  Favorable exchange rate                a portion of its foreign currency
   higher in emerging markets; these markets        movements could generate gains         exposure into the U.S. dollar from time
   also present higher liquidity and                or reduce losses                       to time (see also "Derivatives"); these
   valuation risks                               -  Emerging markets can offer             currency management techniques may not be
                                                    higher returns                         available for certain emerging markets
                                                                                           investments

                                       12

====================================================================================================================================
POTENTIAL RISKS                                  POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When the Fund buys securities before issue    -  The Fund can take advantage         -  The Fund segregates liquid assets to
   or for delayed delivery, it could be             of attractive transaction              offset leverage risks
   exposed to leverage risk if it does not          opportunities
   segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  The Fund could underperform its benchmark     -  The Fund could outperform           -  The adviser focuses its active management
   due to its sector, securities or duration        its benchmark due to these             on those areas where it believes its
   choices                                          same choices                           commitment to research can most enhance
                                                                                           returns and manage risks in a consistent
                                                                                           way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,         -  Hedges that correlate well          -  The Fund uses derivatives, such as
   swaps and forward foreign currency               with underlying positions              futures, options, swaps and forward
   contracts(1) that are used for hedging the       can reduce or eliminate                foreign currency contracts for hedging
   portfolio or specific securities may not         losses at low cost                     and for risk management (i.e., to adjust
   fully offset the underlying positions and     -  The Fund could make money              duration or yield curve exposure, or to
   this could result in losses to the Fund          and protect against losses             establish or adjust exposure to
   that would not have otherwise occurred           if management's analysis               particular securities, markets, or
-  Derivatives used for risk management may         proves correct                         currencies); risk management may include
   not have the intended effects and may         -  Derivatives that involve               management of a Fund's exposure relative
   result in losses or missed opportunities         leverage could generate                to its benchmark
-  The counterparty to a derivatives contract       substantial gains at low            -  The Fund only establishes hedges that it
   could default                                    cost                                   expects will be highly correlated with
-  Certain types of derivatives involve costs                                              underlying positions
   to the Funds which can reduce returns                                                -  While the Fund may use derivatives that
-  Derivatives that involve leverage could                                                 incidentally involve leverage, it does
   magnify losses                                                                          not use them for the specific purpose of
-  Derivatives used for non-hedging purposes                                               leveraging its portfolio
   could cause losses that exceed the
   original investment
-  Derivatives may, for tax purposes, affect
   the character of gain and loss realized by
   a Fund, accelerate recognition of income
   to a Fund, affect the holding period of a
   Fund's assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                                  POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-  When the Fund lends a security, there is a    -  The Fund may enhance income         -  The adviser maintains a list of approved
   risk that the loaned securities may not be       through the investment of              borrowers
   returned if the borrower or the lending          the collateral received             -  The Fund receives collateral equal to at
   agent defaults                                   from the borrower                      least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned plus accrued interest
   risks of the securities in which it is                                               -  The lending agents indemnify the Fund
   invested                                                                                against borrower default
                                                                                        -  The adviser's collateral investment
                                                                                           guidelines limit the quality and duration
                                                                                           of collateral investment to minimize
                                                                                           losses
                                                                                        -  Upon recall, the borrower must return the
                                                                                           securities loaned within the normal
                                                                                           settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  The Fund could have difficulty valuing        -  These holdings may offer            -  The Fund may not invest more than 15% of
   these holdings precisely                         more attractive yields or              net assets in illiquid holdings
-  The Fund could be unable to sell these           potential growth than               -  To maintain adequate liquidity to meet
   holdings at the time or price desired            comparable widely traded               redemptions, the Fund may hold high
                                                    securities                             quality short-term instruments (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and, for temporary
                                                                                           or extraordinary purposes, may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise the Fund's      -  The Fund could realize              -  The Fund may use short-term trading to
   transaction costs                                gains in a short period of             take advantage of attractive or
-  Increased short-term capital gains               time                                   unexpected opportunities or to meet
   distributions would raise shareholders'       -  The Fund could protect                 demands generated by shareholder activity
   income tax liability                             against losses if a bond is
                                                    overvalued and its value
                                                    later falls

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.



                           JPMorgan Funds Fulfillment
                            Center 393 Manley Street
                         West Bridgewater, MA 02379-1039




            The Fund's Investment Company Act File No. is 811-07795.
       (C) 2001 J.P. Morgan Chase &Co. All Rights Reserved. February 2002

                                                                      PR-EIS-302

                                                    PROSPECTUS FEBRUARY 28, 2002


JPMORGAN TAX AWARE FUNDS

CLASS A, CLASS B AND CLASS C SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND (CLASS A)

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND

                                        THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED OR
                                        DISAPPROVED OF THESE SECURITIES OR
                                        DETERMINED IF THIS PROSPECTUS IS
                                        TRUTHFUL OR COMPLETE. ANY
                                        REPRESENTATION TO THE CONTRARY
                                        IS A CRIMINAL OFFENSE.

                                   [JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Tax Aware International Opportunities Fund          1

Tax Aware Enhanced Income Fund                              6

Tax Aware Small Company Opportunities Fund                 13

Tax Aware U.S. Equity Fund                                 20

Tax Aware Investing                                        27

The Funds' Management and Administration                   28

How Your Account Works                                     30

   Know Which Classes to Buy                               30

   About Sales Charges                                     30

   Total Sales Charges                                     30

   Buying Fund Shares                                      32

   Selling Fund Shares                                     33

   Exchanging Fund Shares                                  34

   Other Information Concerning the Funds                  35

   Distributions and Taxes                                 35

Shareholder Services                                       37

Investments -- Tax Aware Enhanced Income Fund              38

Risk and Reward Elements                                   40

Financial Highlights                                       44

How to Reach Us                                    Back cover

           JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized on 4/30/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Class A, B and C Shares, and, for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*              5.75%             NONE              NONE
------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
 OR REDEMPTION PROCEEDS                                 NONE              5.00%             1.00%
------------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                        0.85              0.85              0.85
 DISTRIBUTION (RULE 12b-1) FEES                         0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES                               0.25              0.25              0.25
 OTHER EXPENSES(2)                                      1.65              1.65              1.65
------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                               3.00              3.50              3.50
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)               (1.20)            (1.20)            (1.20)
------------------------------------------------------------------------------------------------------
 NET EXPENSES(3)                                        1.80              2.30              2.30
------------------------------------------------------------------------------------------------------


(1) THE FUND'S FISCAL YEAR END IS 10/31.


(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.80%, 2.30% AND 2.30%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A, B, and C Shares of 1.80%, 2.30% and 2.30%, respectively, through 2/28/03 and 2.80%, 3.30% and 3.30%, respectively, thereafter through 2/28/12.

The example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                       1 YEAR      3 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)                                   747         1,343
----------------------------------------------------------------------------
 CLASS B SHARES** ($)                                  733         1,263
----------------------------------------------------------------------------
 CLASS C SHARES** ($)                                  333           963
----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                       1 YEAR      3 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)                                    233         922
----------------------------------------------------------------------------
 CLASS C SHARES ($)                                    233         922
----------------------------------------------------------------------------


*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

                     JPMORGAN TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-43.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or be securities that are unrated but are deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
- WANT TO EMPHASIZE AFTER TAX RETURN
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Select Class Shares for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market and the Lipper Short-Intermediate Investment Grade, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART OF YEAR-BY-YEAR TOTAL RETURN]


YEAR-BY-YEAR TOTAL RETURN*,(1)


2000            4.91%
2001            4.41%


 BEST QUARTER                 1.67%
                 4th quarter, 2000
 WORST QUARTER                0.45%
                 4th quarter, 2001



* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIODS BEFORE CLASS A WAS LAUNCHED ON 9/10/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*, (1)



                                                   PAST (1) YEAR    LIFE OF FUND
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                  2.85            3.64
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                          2.56            3.35
---------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                  2.79            3.39
---------------------------------------------------------------------------------
 MERRILL LYNCH 3-MONTH U.S. TREASURY (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                 4.42            5.25
---------------------------------------------------------------------------------
 LIPPER SHORT-INTERMEDIATE
 INVESTMENT GRADE FUNDS AVERAGE (REFLECTS NO
 DEDUCTION FOR TAXES)                                   7.21            5.99
---------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99. PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/99.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                              CLASS A SHARES
------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE*                            1.50%
------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE
------------------------------------------------------------------------------



* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



 MANAGEMENT FEES                                              0.25
 DISTRIBUTION (RULE 12b-1) FEES                               0.25
 SHAREHOLDER SERVICE FEES                                     0.25
 OTHER EXPENSES(1)                                            0.43
------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                     1.18
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                     (0.43)
------------------------------------------------------------------
 NET EXPENSES(2)                                              0.75
------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEAR      10 YEAR
----------------------------------------------------------------------------
 CLASS A SHARES* ($)
 (WITH OR WITHOUT REDEMPTION)   225        477         748         1,523
----------------------------------------------------------------------------



* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

               JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. "Assets" means net assets, plus the amount of borrowings for investment purposes. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


In searching for companies, the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock markets. Fund performance also will depend on the effectiveness of the research and the adviser's stock picking decisions.


Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Select Class Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and the life of the Fund. It compares that performance to the S&P 500 and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indicator of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART OF TOTAL RETURN]


TOTAL RETURN*,(1)



2001             -27.00%



----------------------------------
BEST QUARTER                 28.72%
                 4th quarter, 2001
WORST QUARTER               -34.08%
                 3rd quarter, 2001
----------------------------------



* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/16/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*, (1)



                                                      PAST 1 YEAR  LIFE OF FUND
 CLASS A SHARES -- RETURN BEFORE TAXES                   -31.41       -22.96
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                           -31.41       -22.96
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                   -19.13       -18.34
--------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                   -30.76       -21.45
--------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                   -28.27       -18.79
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                      -11.88       -11.88
--------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                             -9.23        -9.23
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS 12/12/00. THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 12/31/00.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*              5.75%             NONE              NONE
------------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
 OR REDEMPTION PROCEEDS                                 NONE              5.00%             1.00%
------------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C SHARE ASSETS)



                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                                        0.85              0.85              0.85
 DISTRIBUTION (RULE 12b-1) FEES                         0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES                               0.25              0.25              0.25
 OTHER EXPENSES(1)                                     16.59             48.51             16.47
-------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                              17.94             50.36             18.32
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)              (16.29)           (48.21)           (16.17)
-------------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                        1.65              2.15              2.15



(1) "OTHER EXPENSES" ARE RESTATED FROM THE CURRENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.65%, 2.15% AND 2.15% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A, B and C Shares of 1.65%, 2.15% and 2.15%, respectively, through 2/28/05 or 2.65%, 3.15% and 3.15%, respectively, thereafter through 2/28/12.


This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)              733        1,065       1,630      3,161
-----------------------------------------------------------------------------
 CLASS B SHARES**($)             718          973       1,571      3,114***
-----------------------------------------------------------------------------
 CLASS C SHARES**($)             318          673       1,371      3,233
-----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)               218        673         1,371      3,114***
-----------------------------------------------------------------------------
 CLASS C SHARES($)               218        673         1,371      3,233
-----------------------------------------------------------------------------


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED

**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.


*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

                       JPMORGAN TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and for the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Fund Average, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B or C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS]


YEAR-BY-YEAR TOTAL RETURNS*, (1)


1997               30.32%
1998               31.18%
1999               18.31%
2000               -5.15%
2001              -10.67%


BEST QUARTER                      21.64%
-----------------------------------------
                  4th quarter,     1998
-----------------------------------------
WORST QUARTER                    -13.27%
-----------------------------------------
                  3rd quarter,     2001



* THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/16/01, AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1)



                                                                                           LIFE
                                                     PAST 1 YEAR      PAST 5 YEARS         OF FUND
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                 -15.70             10.08            10.26
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         -15.92              9.58            10.02
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                  -9.56              8.23             8.37
--------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                 -15.70             10.96            11.25
--------------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                 -12.22             11.21            11.37
--------------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88             10.70            10.70
--------------------------------------------------------------------------------------------------
 LIPPER LARGE CAP CORE FUNDS AVERAGE (REFLECTS
 NO DEDUCTION FOR TAXES)                               -13.81              8.17             8.17
--------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) THE FUND COMMENCED OPERATIONS ON 12/18/96, AND RETURNS REFLECT PERFORMANCE OF THE BENCHMARKS AS OF 12/31/96.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
-----------------------------------------------------------------------------------------------------
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                       5.75%             NONE              NONE
-----------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                      NONE              5.00%             1.00%
-----------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.45              0.45               0.45
 DISTRIBUTION (RULE 12b-1) FEES                    0.25              0.75               0.75
 SHAREHOLDER SERVICE FEES                          0.25              0.25               0.25
 OTHER EXPENSES(1)                                 7.86              6.34              22.18
-----------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          8.81              7.79              23.63
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (7.71)            (6.19)            (22.03)
-----------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.10              1.60               1.60
-----------------------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A, B and C Shares of 1.10%, 1.60% and 1.60%, respectively, through 2/28/05, 2.10%, 2.60% and 2.60%, respectively, thereafter through 2/28/12.


This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             681        905         1,362       2,625
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            663        805         1,294       2,569***
-----------------------------------------------------------------------------
 CLASS C SHARES**($)            263        505         1,094       2,694
-----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              163        505         1,094       2,569***
-----------------------------------------------------------------------------
 CLASS C SHARES($)              163        505         1,094       2,694
-----------------------------------------------------------------------------


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Small Company Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase &Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:

                                                    FISCAL
 FUND                                               YEAR END      %
-----------------------------------------------------------------------
 FLEMING TAX AWARE INTERNATIONAL
 OPPORTUNITIES FUND                                 10/31         0.85
-----------------------------------------------------------------------
 TAX AWARE ENHANCED INCOME FUND                     10/31         0.25
-----------------------------------------------------------------------
 TAX AWARE SMALL COMPANY
 OPPORTUNITIES FUND                                 10/31         0.85
-----------------------------------------------------------------------
 TAX AWARE U.S. EQUITY FUND                         10/31         0.45
-----------------------------------------------------------------------

PORTFOLIO MANAGERS


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.


TAX AWARE ENHANCED INCOME FUND


The Fund is managed by a team of individuals at JPMIM.


TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMorgan Chase (or one of its predecessors) since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMorgan Chase (or one of its predecessors) since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan Chase (or one of its predecessors) since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director.

Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net daily assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, B, or C Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of all the Funds, except the Tax Aware Enhanced Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A Shares in each Fund described in the prospectus. You may purchase Class B or Class C Shares in each Fund described in the prospectus (except the Tax Aware Enhanced Income Fund).

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except Tax Aware Enhanced Income Fund:

TOTAL SALES CHARGES

                                          AS % OF      AS %
                                          OFFERING     OF NET
 AMOUNT OF                                PRICE        AMOUNT
 INVESTMENT                               PER SHARE    INVESTED
---------------------------------------------------------------
 LESS THAN $100,000                       5.75         6.10
---------------------------------------------------------------
 $100,000 BUT UNDER $250,000              3.75         3.90
---------------------------------------------------------------
 $250,000 BUT UNDER $500,000              2.50         2.56
---------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION            2.00         2.04
---------------------------------------------------------------

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.

                                          AS % OF      AS %
                                          OFFERING     OF NET
 AMOUNT OF                                PRICE        AMOUNT
 INVESTMENT                               PER SHARE    INVESTED
---------------------------------------------------------------
 LESS THAN $100,000                       1.50         1.52
---------------------------------------------------------------
 $100,000 BUT UNDER $250,000              1.00         1.00
---------------------------------------------------------------
 $250,000 BUT UNDER $500,000              0.50         0.50
---------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION            0.25         0.25
---------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
--------------------------------------
--------------------------------------
 1         5%
--------------------------------------
 2         4%
--------------------------------------
 3         3%
--------------------------------------
 4         3%
--------------------------------------
 5         2%
--------------------------------------
 6         1%
--------------------------------------
 7         NONE
--------------------------------------
 8         NONE
--------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

 MINIMUM INVESTMENTS

 TYPE OF               INITIAL            ADDITIONAL
 ACCOUNT               INVESTMENT         INVESTMENTS
-----------------------------------------------------------
 REGULAR ACCOUNT       $2,500             $100
-----------------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)    $1,000             $100
-----------------------------------------------------------
 IRAS                  $1,000             $100
-----------------------------------------------------------
 SEP-IRAS              $1,000             $100
-----------------------------------------------------------
 EDUCATION IRAS        $  500             $100
-----------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds
Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Tax Aware U.S. Equity Fund typically declares and pays ordinary income dividends four times a year. Tax Aware Small Company Opportunities Fund typically declares and pays ordinary income dividends once a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                              SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND
This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).
This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     |X|  Primarily invests in
     |_|  Permitted, but no intention to use currently

           PRINCIPAL TYPES OF RISK
     credit, interest rate, market, prepayment                                                             |X|

     credit, currency, liquidity, political                                                                |X|(1)

     credit, currency, interest rate, liquidity, market, political                                         |X|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |X|(1)

     credit, environmental, extension, interest rate, liquidity, market,
     natural event, political, prepayment, valuation                                                       |_|

     credit, currency, extension, interest rate, leverage, market, political, prepayment                   |X|(1)

     credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment        |X|(1),(2)

     credit, currency, extension, interest rate, liquidity, political, prepayment                          |_|

     credit, interest rate, liquidity, market, valuation                                                   |_|

     credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation         |_|

     credit                                                                                                |_|

     credit                                                                                                |_|(2)

     credit, currency, interest rate, market, political                                                    |_|(1)

     credit, currency, interest rate, leverage, market, political                                          |_|

     credit, interest rate, market, natural event, political                                               |_|

     interest rate                                                                                         |X|

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)


       LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

       MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

       NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

       POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment. PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

       VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

           (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

           (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
  MANAGEMENT CHOICES
  - A Fund could underperform its         - A Fund could outperform its           - The adviser focuses its active management on
    benchmark due to its securities and     benchmark due to these same choices     securities selection, the area where it
    asset allocation choices                                                        believes its commitment to research can most
                                                                                    enhance returns
  MARKET CONDITIONS
  FLEMING TAX AWARE INTERNATIONAL
    OPPORTUNITIES FUND
  - The Fund's share price and            - Stocks have generally outperformed    - Under normal circumstances, the Fund plans to
    performance will fluctuate in           more stable investments (such as        remain fully invested in accordance with its
    response to stock market movements      bonds and cash equivalents) over the    policies. Equity investments may include
  - The Fund could lose money because of    long term                               common stocks, convertible securities,
    foreign government actions,           - Foreign investments, which represent    preferred stocks, depositary receipts (such as
    political instability, or lack of       a major portion of the world's          ADRs and EDRs), trust or partnership
    adequate and/or accurate information    securities, offer attractive            interests, warrants, rights, and investment
  - Investment risks tend to be higher      potential performance and               company securities
    in emerging markets. These markets      opportunities for diversification     - The Fund seeks to limit risk and enhance
    also present higher liquidity and     - Emerging markets can offer higher       performance through active management and
    valuation risks                         returns                                 diversification
  - Adverse market conditions may from                                            - During severe market downturns, the Fund has
    time to time cause the Fund to take                                             the option of investing up to 100% of assets
    temporary defensive positions that                                              in investment-grade short-term instruments
    are inconsistent with its principal
    investment strategies and may hinder
    the Fund from achieving its
    investment objective

  TAX AWARE SMALL COMPANY OPPORTUNITIES
    AND TAX AWARE U.S. EQUITY FUNDS
  - The Fund's share price and            - Stocks have generally outperformed    - Under normal circumstances the Funds plan to
    performance will fluctuate in           more stable investments (such as        remain fully invested in accordance with their
    response to stock market movements      bonds and cash equivalents) over the    policies. Equity investments may include
  - Adverse market conditions may from      long term                               common stocks, convertible securities,
    time to time cause the Fund to take                                             preferred stocks, depositary receipts (such as
    temporary defensive positions that                                              ADRs and EDRs) trust or partnership interests,
    are inconsistent with its principal                                             warrants, rights, and investment company
    investment strategies and may hinder                                            securities
    the Fund from achieving its                                                   - The Funds seek to limit risk through active
    investment objective                                                            management and diversification
                                                                                  - During severe market downturns, the Funds have
                                                                                    the option of investing up to 100% of assets
                                                                                    in high quality short-term instruments

                                       40

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  TAX AWARE ENHANCED INCOME FUND          - Bonds have generally outperformed     - Under normal circumstances the Fund plans to
  - The Fund's share price, yield, and      money market investments over the       remain fully invested in bonds and other fixed
    total return will fluctuate in          long term, with less risk than          income securities
    response to bond market movements       stocks                                - The Fund seeks to limit risk and enhance after
  - The value of most bonds will fall     - Most bonds will rise in value when      tax yields through careful management, sector
    when interest rates rise; the longer    interest rates fall                     allocation, individual securities selection,
    a bond's maturity and the lower its   - Mortgage-backed and asset-backed        and duration management
    credit quality, the more its value      securities can offer attractive       - During severe market downturns, the Fund has
    typically falls                         returns                                 the option of investing up to 100% of assets
  - Adverse market conditions may from                                              in high quality short-term instruments
    time to time cause the Fund to take                                           - The adviser monitors interest rate trends, as
    temporary defensive positions that                                              well as geographic and demographic information
    are inconsistent with its principal                                             related to mortgage-backed securities and
    investment strategies and may hinder                                            mortgage prepayments
    the Fund from achieving its
    investment objective
  - Mortgage-backed and asset-backed
    securities (securities representing
    an interest in, or secured by, a
    pool of mortgages or other assets
    such as receivables) could generate
    capital losses or periods of low
    yields if they are paid off
    substantially earlier or later than
    anticipated

  FOREIGN CURRENCIES                      - Favorable exchange rate movements     - The Funds actively manage the currency
  - Currency exchange rate movements        could generate gains or reduce          exposure of its foreign investments and may
    could reduce gains or create losses     losses                                  hedge a portion of its foreign currency
  - Currency risks tend to be higher in                                             exposure into the U.S. dollar or other
    emerging markets                                                                currencies which the adviser deems more
                                                                                    attractive (see also "Derivatives")

  SECURITIES LENDING                      - A Fund may enhance income through     - The adviser maintains a list of approved
  - When a Fund lends a security, there     the investment of the collateral        borrowers
    is a risk that the loaned securities    received from the borrower            - A Fund receives collateral equal to at least
    may not be returned if the borrower                                             100% of the current value of securities loaned
    defaults                                                                        plus accrued interest
  - The collateral will be subject to                                             - The lending agents indemnify a Fund against
    the risks of the securities in which                                            borrower default
    it is invested                                                                - The adviser's collateral investment guidelines
                                                                                    limit the quality and duration of collateral
                                                                                    investment to minimize losses
                                                                                  - Upon recall, the borrower must return the
                                                                                    securities loaned within the normal settlement
                                                                                    period

                                       41

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES
  - Derivatives such as futures,          - Hedges that correlate well with       - The Funds use derivatives for hedging and tax
    options, swaps and forward foreign      underlying positions can reduce or      and risk management purposes (i.e., to
    currency contracts that are used for    eliminate losses at low cost            establish or adjust exposure to particular
    hedging the portfolio or specific     - A Fund could make money and protect     securities, markets or currencies)
    securities may not fully offset the     against losses if the investment      - The Funds only establish hedges that they
    underlying positions and this could     analysis proves correct                 expect will be highly correlated with
    result in losses to a Fund that       - Derivatives that involve leverage       underlying positions
    would not have otherwise occurred       could generate substantial gains at   - While the Funds may use derivatives that
  - Derivatives used for risk management    low cost                                incidentally involve leverage, they do not use
    may not have the intended effects                                               them for the specific purpose of leveraging
    and may result in losses or missed                                              their portfolios
    opportunities
  - The counterparty to a derivatives
    contract could default
  - Derivatives that involve leverage
    could magnify losses
  - Certain types of derivatives involve
    costs to the Funds which can reduce
    returns
  - Derivatives may, for tax purposes,
    affect the character of gain and
    loss realized by a Fund, accelerate
    recognition of income to a Fund,
    affect the holding period of a
    Fund's assets and defer recognition
    of certain of a Fund's losses.

  ILLIQUID HOLDINGS
  - A Fund could have difficulty valuing  - These holdings may offer more         - No Fund may invest more than 15% of its net
    these holdings precisely                attractive yields or potential          assets in illiquid holdings
  - A Fund could be unable to sell these    growth than comparable widely traded  - To maintain adequate liquidity, each Fund may
    holdings at the time or price it        securities                              hold high quality short-term instruments and
    desires                                                                         may borrow (including repurchase agreements
                                                                                    and reverse repurchase agreements) from banks
                                                                                    up to 33 1/3% of the value of its total assets

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
  - When a Fund buys securities before    - A Fund can take advantage of          - Each Fund segregates liquid assets to offset
    issue or for delayed delivery, it       attractive transaction opportunities    leverage risk
    could be exposed to leverage risk if
    it does not segregate liquid assets

                                       42

  POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM TRADING
  - Increased trading could raise a       - A Fund could realize gains in a       - The Funds will generally avoid short-term
    Fund's brokerage and related costs      short period of time                    trading, except to take advantage of
  - Increased short-term capital gains    - A Fund could protect against losses     attractive or unexpected opportunities or to
    distributions could raise               if a stock is overvalued and its        meet demands generated by shareholder activity
    shareholders' income tax liability      value later falls                     - The Funds' Portfolio Turnover Rate for the
                                                                                    most recent fiscal period is listed below:
                                                                                     Tax Aware International Opportunities Fund: 43%
                                                                                     Tax Aware Enhanced Income Fund: 44%
                                                                                     Tax Aware Small Company Opportunities Fund: 92%
                                                                                     Tax Aware U.S. Equity Fund: 22%

  CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
  - The default of an issuer would leave  - Investment-grade bonds have a lower   - The Fund maintains its own policies for
    the Fund with unpaid interest or        risk of default                         balancing credit quality against potential
    principal                                                                       yields and gains in light of its investment
                                                                                    goals
                                                                                  - The adviser develops its own ratings of
                                                                                    unrated securities and makes a credit quality
                                                                                    determination for unrated securities

  FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS
  - Currency exchange rate movements      - Favorable exchange rate movements     - Each Fund anticipates that its total foreign
    could reduce gains or create losses     could generate gains or reduce          investments will not exceed 20% of total
  - A Fund could lose money because of      losses                                  assets
    foreign government actions,           - Foreign investments, which represent  - Each Fund actively manages the currency
    political instability, or lack of       a major portion of the world's          exposure of its foreign investments relative
    adequate and accurate information       securities, offer attractive            to its benchmark, and may hedge back into the
                                            potential performance and               U.S. dollar from time to time (see also
                                            opportunities for diversification       "Derivatives")

  FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
  - The Fund could lose money because of  - Foreign bonds, which represent a      - Foreign bonds may be a significant investment
    foreign government actions,             major portion of the world's fixed      (25% of total assets) for the Fund
    political instability, or lack of       income securities, offer attractive   - To the extent that the Fund invests in foreign
    adequate and accurate information       potential performance and               bonds, it will hedge its currency exposure
  - Currency exchange rate movements        opportunities for diversification       into the U.S. dollar (see also "Derivatives")
    could reduce gains or create losses   - Favorable exchange rate movements
                                            could generate gains or reduce
                                            losses

                              FINANCIAL HIGHLIGHTS


                              The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND



                                                                        CLASS A       CLASS B       CLASS C

                                                                        4/30/01*      4/30/01*      4/30/01*
                                                                        THROUGH       THROUGH       THROUGH
                                                                        10/31/01      10/31/01      10/31/01
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   15.00     $   15.00     $   15.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

   Net Investment Income (loss)                                              0.08^         0.01^        (0.02)^

   Net gains or losses in securities (both realized and unrealized)         (2.70)        (2.66)        (2.63)
                                                                        ---------     ---------     ----------
     Total from Investment Operations                                       (2.62)        (2.65)        (2.65)
                                                                        ---------     ---------     ---------
Less Distributions:

   From Net Investment Income                                                  --            --            --

   From Net Realized Gain                                                      --            --            --
                                                                        ---------     ---------     ---------

     Total Distributions                                                       --            --            --

--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $   12.38     $   12.35     $   12.35
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                               (17.47%)      (17.67%)      (17.67%)(b)
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                               $       4     $      --@    $      --@
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.80%         2.29%         2.28%
--------------------------------------------------------------------------------------------------------------

     Net investment income (loss)                                            0.29%        (0.20%)       (0.19%)
--------------------------------------------------------------------------------------------------------------

     Expenses without reimbursements                                         5.48%+       20.63%+       37.67%+
--------------------------------------------------------------------------------------------------------------

     Net investment income (loss) without reimbursements                    (3.39%)+     (18.54%)+     (35.58%)+
--------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                                                        43%           43%           43%
--------------------------------------------------------------------------------------------------------------



* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding.
# Short periods have been annualized.
@ Amounts round to less than one million.
+ Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND


                                                                        CLASS A         CLASS B        CLASS C

                                                                        4/16/01*        4/16/01*      4/16/01*
                                                                        THROUGH         THROUGH       THROUGH
                                                                        10/31/01        10/31/01      10/31/01
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   12.17       $ 12.17        $ 12.17
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

   Net Investment Income (loss)                                             (0.08)^       (0.11)^        (0.11)^

   Net gains or losses in securities (both realized and unrealized)         (1.70)        (1.64)         (1.70)
                                                                        ---------       ---------      -------

     Total from Investment Operations                                       (1.78)        (1.75)         (1.81)
                                                                        ---------       ---------      -------

Less Distributions:

   From Net Investment Income                                                  --            --             --

   From Net Realized Gain                                                      --            --             --

                                                                        ---------       ---------      -------
     Total Distributions                                                       --            --             --
--------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                          $10.39       $ 10.42        $ 10.36
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               (14.63%)(b)   (14.38%)(b)    (14.87%)(b)
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                  $     --@       $ --@        $   --@
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.64%         2.15%          2.09%
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                           (1.10%)       (1.61%)        (1.55%)
--------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                        17.86%+       50.28%+        18.24%+
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without reimbursements                   (17.32%)+     (49.74%)+      (17.74%)+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        92%(b)        92%(b)         92%(b)
--------------------------------------------------------------------------------------------------------------


  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
  # Short periods have been annualized.
  @ Amounts round to less than one million.
(b) Not Annualized.
  + Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN TAX AWARE U.S. EQUITY FUND


                                                                        CLASS A         CLASS B         CLASS C

                                                                        4/16/01*        4/16/01*        4/16/01*
                                                                        THROUGH         THROUGH         THROUGH
                                                                        10/31/01        10/31/01        10/31/01
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   16.88       $   16.88       $   16.88
-----------------------------------------------------------------------------------------------------------------

Income from Investment Operations:

   Net Investment Income (loss)                                              0.03^          (0.03)^         (0.02)^
                                                                        ---------       ---------       ---------

   Net gains or losses in securities (both realized and unrealized)         (1.27)          (1.33)          (1.35)
                                                                        ---------       ---------       ---------

     Total from Investment Operations                                       (1.24)          (1.36)          (1.37)
                                                                        ---------       ---------       ---------

Less Distributions:

   From Net Investment Income                                                0.06            0.05            0.06

   From Net Realized Gain                                                      --              --              --
                                                                        ---------       ---------       ---------

     Total Distributions                                                     0.06            0.05            0.06
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $   15.58       $   15.47       $   15.45
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                (7.38%)(b)      (8.09%)(b)      (8.16%)(b)
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                               $       1       $       1       $      --@
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            1.04%           1.60%           1.57%
-----------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                            0.33%          (0.35%)         (0.17%)
-----------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                         8.73%           7.71%          23.55%+
-----------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                           (7.36%)         (6.46%)        (22.15%)+
 ----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        22%(b)          22%(b)          22%(b)
 ----------------------------------------------------------------------------------------------------------------


  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
  # Short periods have been annualized.
(b) Not Annualized.
  @ Amounts round to less than one million.
  + Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

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

                      This page intentionally left blank.

                                 HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

The Funds' Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for JPMorgan Enhanced Income Fund, JPMorgan Tax Aware Small Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-7795.


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002
                                                           PR-TAABC-2-02 X

                                                    PROSPECTUS FEBRUARY 28, 2002



JPMORGAN TAX AWARE FUNDS



INSTITUTIONAL CLASS SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE U.S. EQUITY FUND







                                              THE SECURITIES AND EXCHANGE
                                              COMMISSION HAS NOT APPROVED OR
                                              DISAPPROVED OF THESE SECURITIES OR
                                              DETERMINED IF THIS PROSPECTUS IS
                                              TRUTHFUL OR COMPLETE. ANY
                                              REPRESENTATION TO THE CONTRARY IS
                                              A CRIMINAL OFFENSE.




                                              [LOGO]JPMORGAN FLEMING
                                                    ASSET MANAGEMENT

CONTENTS


Fleming Tax Aware International Opportunities Fund  1

Tax Aware Disciplined Equity Fund                   5

Tax Aware Enhanced Income Fund                     10

Tax Aware U.S. Equity Fund                         17

Tax Aware Investing                                23

The Funds' Management and Administration           24

How Your Account Works                             26

   Buying Fund Shares                              26

   Selling Fund Shares                             26

   Other Information Concerning the Funds          27

   Distributions and Taxes                         28

Fixed Income Investments-Tax Aware
Enhanced Income Fund                               30

Risk and Reward Elements                           32

Financial Highlights                               36

How to Reach Us                            Back cover

JPMorgan FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized on 4/30/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                      0.85

 DISTRIBUTION (RULE 12b-1) FEES                                       NONE

 SHAREHOLDER SERVICE FEES                                             0.10

 OTHER EXPENSES(2)                                                    0.38

 TOTAL OPERATING EXPENSES                                             1.33

 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                             (0.33)

 NET EXPENSES(3)                                                      1.00


(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/03 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                  1 YEAR    3 YEARS
--------------------------------------------------------------------
 YOUR COST($)  (WITH OR WITHOUT REDEMPTION)         102       389

JPMorgan TAX AWARE DISCIPLINED EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight industries.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding equities that appear overvalued. Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund's investment philosophy, developed by the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), focuses on picking equities while largely avoiding sector or market-timing strategies. The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells equities, using the research and valuation rankings as a basis. In general, the management team buys equities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:
- catalysts that could trigger a change in a stock's price
- potential reward compared to potential risk
- temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By owning a large number of equities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

with virtually the same level of volatility.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR  RETURNS(1),(2)


1998               31.82%
1999               17.39%
2000               -9.06%
2001              -10.48%


BEST QUARTER                22.98%

                 4th quarter, 1998

WORST QUARTER              -15.02%

                 3rd quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1),(2)


                                                      PAST 1 YEAR    LIFE OF FUND
-----------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    -10.48         10.23

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                     -10.74          9.89

 INSTITUTIONAL CLASS SHARES-- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES              -6.38          8.29

 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                   -11.88          9.53

 LIPPER LARGE CAP CORE FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)                    -13.81          7.33


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 1/30/97, AND PERFORMANCE FOR THE THE BENCHMARKS IS FROM 1/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                      0.35

 DISTRIBUTION (RULE 12b-1) FEES                                       NONE

 SHAREHOLDER SERVICE FEES                                             0.10

 OTHER EXPENSES(1)                                                    0.23

 TOTAL OPERATING EXPENSES                                             0.68

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (0.13)

 NET EXPENSES(2)                                                      0.55


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   56         176         338         808

JPMorgan TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or be securities that are unrated but are deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Short-Intermediate Investment Grade Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR TOTAL RETURN(1)

[CHART]

2000                5.17%
2001                4.47%

 BEST QUARTER                  1.73%

                   4th quarter, 2000

 WORST QUARTER                 0.54%

                   4th quarter, 2001


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1)


                                                        PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES       4.47           4.40

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                       4.16           4.09

 INSTITUTIONAL CLASS SHARES-- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               3.88           4.03

 MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    4.42           5.25

 LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE
 FUNDS AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)        7.21           5.99


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND PERFORMANCE FOR THE BENCHMARKS IS AS OF 4/30/99.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                     0.25

 DISTRIBUTION (RULE 12b-1) FEES                                      NONE
 SHAREHOLDER SERVICE FEES                                            0.10

 OTHER EXPENSES(1)                                                   0.23

 TOTAL OPERATING EXPENSES                                            0.58

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                            (0.33)

 NET EXPENSES(2)                                                     0.25


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR END TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 2/28/05 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     26         80          220         626

JPMorgan TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR TOTAL RETURNS*,(1)

[CHART]

1997        30.32%
1998        31.18%
1999        18.31%
2000        -5.57%
2001       -10.13%


BEST QUARTER                  21.64%

                   4th quarter, 1998

WORST QUARTER                -13.00%

                   1st quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1),(2)


                                                      PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES      -10.13          11.41            11.57

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                      -10.50          11.14            11.29

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               -6.17           9.34             9.47

 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88           9.59            10.70

 LIPPER LARGE CAP CORE FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)                     -13.81          10.70             8.20


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE FUND'S INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/15/00. PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES FROM 12/18/96.
(1) THE FUND'S FISCAL YEAR END IS 10/31
(2) THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 12/31/96.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                    0.45

 DISTRIBUTION (RULE 12b-1) FEES                                     NONE

 SHAREHOLDER SERVICE FEES                                           0.10

 OTHER EXPENSES(1)                                                  0.46

 TOTAL OPERATING EXPENSES                                           1.01

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.31)

 NET EXPENSES(2)                                                    0.70


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   72         224         462         1,147

TAX AWARE INVESTING


TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) expressed as a percentage of net assets as follows:

                                    FISCAL
 FUND                               YEAR END           %
--------------------------------------------------------------
 FLEMING TAX AWARE                  10/31        0.85
 INTERNATIONAL
 OPPORTUNITIES FUND

 TAX AWARE DISCIPLINED              10/31        0.35
 EQUITY FUND

 TAX AWARE ENHANCED                 10/31        0.25
 INCOME FUND

 TAX AWARE                          10/31        0.45
 U.S. EQUITY FUND

PORTFOLIO MANAGERS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; and Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE DISCIPLINED EQUITY FUND
The portfolio management team is led by Frederic A. Nelson, Managing Director, and Robin B. Chance, Vice President. Mr. Nelson has been on the team since the fund's inception in January of 1997 and at JPMorgan Chase (or one of its predecessors) since May 1994. Ms. Chance has been at J.P. Morgan since 1987. Prior to managing this fund, both were responsible for structured equity strategies.

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND
The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distibutor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD), is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensation for selling Fund shares may recieve a different amount for each class.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay ordinary income dividends four times a year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

FIXED INCOME INVESTMENTS--TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     |X|  Primarily invests in
     |_|  Permitted, but no intention to use currently

           PRINCIPAL TYPES OF RISK
     credit, interest rate, market, prepayment                                                             |X|

     credit, currency, liquidity, political                                                                |X|(1)

     credit, currency, interest rate, liquidity, market, political                                         |X|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |X|(1)

     credit, environmental, extension, interest rate, liquidity, market,
     natural event, political, prepayment, valuation                                                       |_|

     credit, currency, extension, interest rate, leverage, market, political, prepayment                   |X|(1)

     credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment        |X|(1),(2)

     credit, currency, extension, interest rate, liquidity, political, prepayment                          |_|

     credit, interest rate, liquidity, market, valuation                                                   |_|

     credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation         |_|

     credit                                                                                                |_|

     credit                                                                                                |_|(2)

     credit, currency, interest rate, market, political                                                    |_|(1)

     credit, currency, interest rate, leverage, market, political                                          |_|

     credit, interest rate, market, natural event, political                                               |_|

     interest rate                                                                                         |X|

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its        - A Fund could outperform its         - The adviser focuses its active management on
  benchmark due to its securities        benchmark due to these same           securities selection, the area where it believes its
  and asset allocation choices           choices                               commitment to research can most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
- The Fund's share price and           - Stocks have generally               - Under normal circumstances the Fund plans to remain
  performance will fluctuate in          outperformed more stable              fully invested in accordance with its policies.
  response to stock market               investments (such as bonds            Equity investments may include common stocks,
  movements                              and cash equivalents) over            convertible securities, preferred stocks, depositary
- The Fund could lose money because      the long term                         receipts (such as ADRs and EDRs), trust or
  of foreign government actions,       - Foreign investments, which            partnership interests, warrants, rights, and
  political instability, or lack of      represent a major portion of          investment company securities
  adequate and/or accurate               the world's securities, offer       - The Fund seeks to limit risk and enhance performance
  information                            attractive potential performance      through active management and diversification
- Investment risks tend to be            and opportunities for               - During severe market downturns, the Fund has the
  higher in emerging markets.            diversification                       option of investing up to 100% of assets in high
  These markets also present higher    - Emerging markets can offer            quality short-term instruments
  liquidity and valuation risks          higher returns
- Adverse market conditions may
  from time to time cause the Fund
  to take temporary defensive
  positions that are inconsistent
  with its principal investment
  strategies and may hinder the
  Fund from achieving its
  investment objective

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS
- The Fund's share price and           - Stocks have generally               - Under normal circumstances the Funds plan to remain
  performance will fluctuate in          outperformed more stable              fully invested in accordance with its policies.
  response to stock market               investments (such as bonds            Equity investments may include common stocks,
  movements                              and cash equivalents) over            convertible securities, preferred stocks, depositary
- Adverse market conditions may          the long term                         receipts (such as ADRs and EDRs) trust or partnership
  from time to time cause the Fund                                             interests, warrants, rights, and investment company
  to take temporary defensive                                                  securities
  positions that are inconsistent                                            - The Funds seek to limit risk through active
  with its principal investment                                                management and diversification
  strategies and may hinder the                                              - During severe market downturns, the Funds have the
  Fund from achieving its                                                      option of investing up to 100% of its assets in high
  investment objective                                                         quality short-term instruments

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS CONTINUED
 TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield, and   - Bonds have generally outperformed   - Under normal circumstances the Fund plans to remain
  total return will fluctuate in         money market investments over the     fully invested in bonds and other fixed income
  response to bond market movements      long term, with less risk than        securities
- The value of most bonds will fall      stocks                              - The Fund seeks to limit risk and enhance after tax
  when interest rates rise; the        - Most bonds will rise in value         yields through careful management, sector allocation,
  longer a bond's maturity and the       when interest rates fall              individual securities selection, and duration
  lower its credit quality, the more   - Mortgage-backed and asset-backed      management
  its value typically falls              securities can offer attractive     - During severe market downturns, the Fund has the
- Adverse market conditions may from     returns                               option of investing up to 100% of assets in high
  time to time cause the Fund to                                               quality short-term instruments
  take temporary defensive positions                                         - The adviser monitors interest rate trends, as well as
  that are inconsistent with its                                               geographic and demographic information related to
  principal investment strategies                                              mortgage-backed securities and mortgage prepayments
  and may hinder the Fund from
  achieving its investment objective
- Mortgage-backed and asset-backed
  securities (securities
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

FOREIGN CURRENCIES
- Currency exchange rate movements     - Favorable exchange rate movements   - The Funds actively manage the currency exposure of
  could reduce gains or create           could generate gains or reduce        its foreign investments and may hedge a portion of
  losses                                 losses                                its foreign currency exposure into the U.S. dollar or
- Currency risks tend to be higher                                             other currencies which the adviser deems more
  in emerging markets                                                          attractive (see also "Derivatives")

SECURITIES LENDING
- When a Fund lends a security,        - A Fund may enhance income through   - The adviser maintains a list of approved borrowers
  there is a risk that the loaned        the investment of the collateral    - A Fund receives collateral equal to at least 100% of
  securities may not be returned         received from the borrower            the current value of securities loaned plus accrued
  if the borrower defaults                                                     interest
- The collateral will be subject                                             - The lending agents indemnify a Fund against borrower
  to the risks of the securities                                               default.
  in which it is invested                                                    - The adviser's collateral investment guidelines limit
                                                                               the quality and duration of collateral investment to
                                                                               minimize losses.
                                                                             - Upon recall, the borrower must return the securities
                                                                               loaned within the normal settlement period

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with     - The Funds use derivatives for hedging and tax and
  options, swaps and forward foreign     underlying positions can reduce or    risk management purposes (i.e., to establish or
  currency contracts(1) that are         eliminate losses at low cost          adjust exposure to particular securities, markets or
  used for hedging the portfolio or    - A Fund could make money and           currencies)
  specific securities may not fully      protect against losses if the       - The Funds only establish hedges that they expect will
  offset the underlying positions        investment analysis proves            be highly correlated with underlying positions
  and this could result in losses        correct                             - While the Funds may use derivatives that incidentally
  to a Fund that would not have        - Derivatives that involve leverage     involve leverage, they do not use them for the
  otherwise occurred                     could generate substantial gains      specific purpose of leveraging their portfolios
- Derivatives used for risk              at low cost
  management may not have the
  intended effects and may result
  in losses or missed opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to the Funds which
  can reduce returns
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

ILLIQUID HOLDINGS
- A Fund could have difficulty         - These holdings may offer more       - No Fund may invest more than 15% of its net assets
  valuing these holdings precisely       attractive yields or potential        in illiquid holdings
- A Fund could be unable to sell         growth than comparable widely       - To maintain adequate liquidity, each Fund may hold
  these holdings at the time or          traded securities                     high quality short-term instruments and may borrow
  price it desires                                                             (including repurchase agreements and reverse
                                                                               repurchase agreements) from banks up to 33 1/3% of
                                                                               the value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before   - A Fund can take advantage of        - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it      attractive transaction                leverage risk
  could be exposed to leverage risk      opportunities
  if it does not segregate liquid
  assets


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a      - A Fund could realize gains in a     - The Funds will generally avoid short-term trading,
  Fund's brokerage and related cost      short period of time                  except to take advantage of attractive or unexpected
- Increased short-term capital gains   - A Fund could protect against          opportunities or to meet demands generated by
  distributions could raise              losses if a stock is overvalued       shareholder activity
  shareholders' income tax liability     and its value later falls           - The Funds' Portfolio Turnover Rates for the fiscal
                                                                               year ended 10/31/01 are listed below:
                                                                               Tax Aware International Opportunities Fund: 43% (for
                                                                               the fiscal period ended 10/31/01)
                                                                               Tax Aware Disciplined Equity Fund: 44%
                                                                               Tax Aware Enhanced Income Fund: 142%
                                                                               Tax Aware U.S. Equity Fund: 22%

CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
- The default of an issuer would       - Investment-grade bonds have a       - The Fund maintains its own policies for balancing
  leave the Fund with unpaid             lower risk of default                 credit quality against potential yields and gains in
  interest or principal                                                        light of its investment goals
                                                                             - The adviser develops its own ratings of unrated
                                                                               securities and makes a credit quality determination
                                                                               for unrated securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS
- Currency exchange rate movements     - Favorable exchange rate             - Each Fund anticipates that its total foreign
  could reduce gains or create           movements could generate gains        investments will not exceed 20% of assets
  losses                                 or reduce losses                    - Each Fund actively manages the currency exposure of
- A Fund could lose money because of   - Foreign investments, which            its foreign investments relative to its benchmark,
  foreign government actions,            represent a major portion of the      and may hedge back into the U.S. dollar from time to
  political instability, or lack of      world's securities, offer             time (see also "Derivatives")
  adequate and accurate information      attractive potential performance
                                         and opportunities for
                                         diversification

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
- The Fund could lose money because    - Foreign bonds, which represent      - Foreign bonds may be a significant investment (25%
  of foreign government actions,         a major portion of the world's        of assets) for the Fund
  political instability, or lack of      fixed income securities, offer      - To the extent that the Fund invests in foreign bonds,
  adequate and accurate information      attractive potential                  it will hedge its currency exposure into the U.S.
- Currency exchange rate movements       performance and opportunities         dollar (see also "Derivatives")
  could reduce gains or create           for diversification
  losses                               - Favorable exchange rate
                                         movements could generate gains
                                         or reduce losses

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


                                                                                               4/30/01
                                                                                               THROUGH
                                                                                              10/31/01
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                         $   15.00

Income from Investment Operations:
   Net Investment Income (loss)                                                                   0.07^
   Net gains or losses in securities (both realized and unrealized)                              (2.64)
                                                                                             ---------
     Total from Investment Operations                                                            (2.57)
                                                                                             ---------
Less Distributions:
   From Net Investment Income                                                                       --
   From Net Realized Gain                                                                           --
                                                                                             ---------
     Total Distributions                                                                            --
                                                                                             ---------
Net Asset Value, End of Period                                                               $   12.43
                                                                                             ---------
TOTAL RETURN                                                                                   (17.13%)(b)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (millions)                                                      $     176

RATIOS TO AVERAGE NET ASSETS:#
   Net Expenses                                                                                  1.00%
   Net Investment Income (loss)                                                                  1.09%
   Expenses without reimbursements                                                               1.33%
   Net investment income (loss) without reimbursements                                           0.76%
Portfolio Turnover Rate                                                                            43%(b)


*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND


                                                                                       YEAR ENDED                     1/30/97*
                                                                      --------------------------------------------     THROUGH
                                                                      10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  18.87    $  18.19    $  14.71    $  12.08    $  10.00

Income from Investment Operations:
   Net Investment Income                                                  0.14        0.15        0.15        0.11        0.06
   Net gains or losses in securities (both realized and unrealized)      (4.57)       0.68        3.48        2.68        2.02
                                                                      --------    --------    --------    --------    --------
     Total from Investment Operations                                    (4.43)       0.83        3.63        2.79        2.08
                                                                      --------    --------    --------    --------    --------
Less Distributions:
   From Net Investment Income                                             0.08        0.15        0.15        0.16          --
   From Net Realized Gain                                                   --          --          --          --          --
                                                                      --------    --------    --------    --------    --------
     Total Distributions                                                  0.08        0.15        0.15        0.16          --
                                                                      --------    --------    --------    --------    --------
Net Asset Value, End of Period                                        $  14.36    $  18.87    $  18.19    $  14.71    $  12.08

TOTAL RETURN                                                           (23.55%)      4.54%      24.72%      23.26%      20.80%(b)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                             $    313    $    478    $    341    $     90    $     12

RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                        0.55%       0.55%       0.55%       0.55%       0.55%
     Net investment income                                               0.77%       0.78%       0.94%       0.97%       1.19%
     Expenses without reimbursements                                     0.60%       0.59%       0.65%       1.02%       4.59%
     Net investment income without reimbursements                        0.72%       0.74%       0.84%       0.50%      (2.85%)
Portfolio turnover rate                                                    44%         51%         40%         57%         35%(b)


*   Commencement of offering of class of shares.
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE ENHANCED INCOME FUND


                                                                                   YEAR ENDED              4/16/99*
                                                                             ----------------------         THROUGH
                                                                             10/31/01^    10/31/00^       10/31/99^
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $   9.95     $   9.95        $  10.00
Income from Investment Operations:
   Net Investment Income                                                          0.39         0.45            0.20
   Net gains or losses in securities (both realized and unrealized)               0.15           --           (0.05)
                                                                              --------     --------        --------
     Total from Investment Operations                                             0.54         0.45            0.15
                                                                              --------     --------        --------
Less Distributions:
   From Net Investment Income                                                     0.39         0.45            0.20
   From Net Realized Gain                                                           --           --              --
                                                                              --------     --------        --------
     Total Distributions                                                          0.39         0.45            0.20
Net Asset Value, End of Period                                                $  10.10     $   9.95        $   9.95

TOTAL RETURN                                                                     5.63%        4.55%           1.57%(b)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (millions)                                          $    951     $    299        $    355

RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                                0.25%        0.25%           0.25%
     Net investment income                                                       3.80%        4.43%           4.01%
     Expenses without reimbursements                                             0.50%        0.50%           0.57%
     Net investment income without reimbursements                                3.55%        4.18%           3.69%
Portfolio turnover rate                                                           142%         172%             69%(b)


*   Commencement of offering of class of shares.
^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
#   Short periods have been annualized.
(b) Not Annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND


                                                                                YEAR ENDED        9/15/00*
                                                                               OCTOBER 31,         THROUGH
                                                                                      2001        10/31/00
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $    14.73      $    15.00

Income from Investment Operations
   Net investment income                                                              0.08^           0.01^
   Net gains or losses in securities (both realized and unrealized)                  (3.55)          (0.28)
                                                                                ----------      ----------
     Total From Investment Operations                                                (3.47)          (0.27)
Less Distributions:
   From Net Investment Income                                                         0.11
   From Net Realized Gain                                                               --
     Total Distributions                                                              0.11              --
Net Asset Value, End of Period                                                  $    11.15      $    14.73

TOTAL RETURN                                                                       (23.67%)         (1.80%)(b)
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (millions)                                         $       12      $      --@

RATIO TO AVERAGE NET ASSETS:#
   Net Expenses                                                                      0.70%           0.70%
   Net Investment Income                                                             0.69%           0.51%
   Expenses without reimbursement                                                    0.93%           0.85%
   Net Investment Income without reimbursements                                      0.46%           0.36%
Portfolio Turnover Rate                                                                22%             15%(b)


*   Commencement of offering of class of shares.
^   Calculated based on average shares outstanding.
#   Short periods have been annualized.
(b) Not Annualized.
@   Amounts round to less than one million.

                      This page intentionally left blank.

HOW TO REACH US



MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request.

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.




                        JPMorgan Funds Fulfillment Center
                                 393 Manley St.
                         West Bridgewater, MA 02379-1039

       The Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for theJPMorgan Tax Aware
    Disciplined Equity Fund, JPMorgan Enhanced Income Fund, and JPMorgan Tax
                       Aware U.S. Equity Fund is 811-7795.

       (C) 2001 J.P. Morgan Chase &Co. All Rights Reserved. February 2002

                                                                   PR-TAI-2-02 X

                          PROSPECTUS FEBRUARY 28, 2002


--------------------------------------------------------------------------------
JPMorgan Tax Aware Funds

Select Class Shares

Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

                                        The Securities and Exchange Commission
                                        has not approved or disapproved of these Securities or determined if this prospectus is truthful or complete. Any Representation to the contrary is a criminal offense.

                                        [LOGO]JPMORGAN Fleming
                                              Asset Management

CONTENTS

Tax Aware Enhanced Income Fund                                                 1

Tax Aware Small Company Opportunities Fund                                     7


Tax Aware U.S. Equity Fund                                                    12


Tax Aware Investing                                                           17

The Funds' Management and Administration                                      18

How Your Account Works                                                        20

   Buying Fund Shares                                                         20

   Selling Fund Shares                                                        21

   Exchanging Fund Shares                                                     21

   Other Information Concerning The Funds                                     22

   Distributions and Taxes                                                    22


Fixed Income Investments -- Tax Aware
Enhanced Income Fund                                                          24


Risk and Reward Elements                                                      26

Financial Highlights                                                          29

How to Reach Us                                                       Back cover

JPMORGAN TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or be securities that are unrated but are deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS

      -     WANT TO EMPHASIZE AFTER TAX RETURN

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

      -     ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Select Class Shares for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past two years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market and the Lipper Short - Intermediate Investment Grade Funds Average, two widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

YEAR-BY-YEAR TOTAL RETURN*,(1),(2)
--------------------------------------------------------------------------------
2000                                                                       4.91%
2001                                                                       4.41%
--------------------------------------------------------------------------------
BEST QUARTER                                                               1.67%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000
--------------------------------------------------------------------------------
WORST QUARTER                                                              0.47%
--------------------------------------------------------------------------------
                                                               4th quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1),(2)

                                                  PAST 1 YEAR   LIFE OF THE FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES            4.41             4.22
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      4.12             3.93
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES              3.76             3.86
--------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   4.42             5.25
--------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE
FUNDS AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)       7.21             5.99
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's Select Class Shares were launched on 5/6/99. Performance for the period before the Select Class Shares were launched is based on the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

1     The Fund's fiscal year end 10/31.

2 The Fund commenced operations on 4/16/99 and the performance of the benchmarks is as of 4/30/99.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.25
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               0.75
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.50
--------------------------------------------------------------------------------

1 "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

2 Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of the Select Class Shares average daily net assets through 2/28/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 2/28/05 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(with or without redemption)   51         160         339         856
---------------------------------------------------------------------------

JPMorgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 26-28.

THE FUND'S OBJECTIVE

The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. "Assets" means net assets, plus the amount of borrowings for investment purposes. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

In searching for companies, the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.


      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-     catalysts that could trigger a rise in a stock's price

-     high potential reward compared to potential risk

-     temporary mispricings caused by market overreactions.


      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

      - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

      - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

      -     ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock markets. Fund performance also will depend on the effectiveness of the research and the adviser's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's Select Class Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

TOTAL RETURNS(1),(2)
--------------------------------------------------------------------------------
2001                                                                     -27.00%
--------------------------------------------------------------------------------
BEST QUARTER                                                              28.06%
--------------------------------------------------------------------------------
                                                               4th quarter, 2001
--------------------------------------------------------------------------------
WORST QUARTER                                                            -33.66%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1),(2)

                                                   PAST 1 YEAR      LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES            -27.00           -18.22
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      -27.00           -18.21
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES              -16.44           -14.56
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                    -11.88           -11.88
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -9.23            -9.23
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1 The fund commenced operations on 12/12/00 and returns reflect the performance of the benchmarks as of 12/31/00.

2     The fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                       0.85
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.20
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              1.30
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               0.00
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.30
--------------------------------------------------------------------------------

1 "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangement.

2 Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of the Select Class Shares average daily net assets through 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(with or without redemption)    132        412         713         1,568
--------------------------------------------------------------------------------

JPMorgan TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 26-28.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-     catalysts that could trigger a rise in a stock's price

-     high potential reward compared to potential risk

-     temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
      - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
      - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
      - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
      -     ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS(1),(2)
--------------------------------------------------------------------------------
1997                                                                      30.32%
1998                                                                      31.18%
1999                                                                      18.31%
2000                                                                      -5.15%
2001                                                                     -10.67%
--------------------------------------------------------------------------------
BEST QUARTER                                                              21.64%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998
--------------------------------------------------------------------------------
WORST QUARTER                                                            -13.01%
--------------------------------------------------------------------------------
                                                               1st quarter, 2001


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001(1),(2)

                                                PAST 1 YEAR    PAST 5 YEARS   LIFE OF THE FUND
----------------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES          -10.67           11.37           11.53
----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -10.82           11.16           11.31
----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES            -6.50            9.34            9.47
----------------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                       -11.88           10.70           10.70
----------------------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS AVERAGE
(REFLECTS NO DEDUCTIONS FOR TAXES)                 -13.81            8.17            8.17
----------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1     The Fund's fiscal year end is 10/31.

2 The Fund commenced operations on 12/18/96 and returns reflect the performance of the benchmarks as of 12/31/96.

INVESTOR EXPENSES FOR THE SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


--------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.45
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.25
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                           0.95
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.11)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                    0.84
--------------------------------------------------------------------------------


1 "Other Expenses" are restated from the most recent fiscal year ended to reflect current expense arrangements.

2 Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.84% of the Select Class Shares average daily net assets through 2/28/05.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and


-     net expenses through 2/28/05 and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(with or without redemption)    86         268         492         1,135
--------------------------------------------------------------------------------

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

-     investing primarily in lower-yielding growth stocks;

-     employing a long-term approach to investing;

-     attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

-     in selling appreciated stocks, selecting the most tax-favored share lots;
      and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Tax Aware Enhanced Income Fund, Tax Aware Small Company Opportunities Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:


                                                   FISCAL
FUND                                               YEAR END           %
--------------------------------------------------------------------------------
Tax Aware Enhanced                                  10/31/01         0.25
Income Fund
--------------------------------------------------------------------------------
Tax Aware Small                                     10/31/01         0.85
Company Opportunities
Fund
--------------------------------------------------------------------------------
Tax Aware                                           10/31/01         0.45
U.S. Equity Fund
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

TAX AWARE ENHANCED INCOME FUND


The portfolio management team is led by Abigail J. Felder, Managing Director and Benjamin Thompson, Vice President. Ms. Feder joined JPMorgan Chase (or one of its predecessors) in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining JPMorgan Chase (or one of its predecessors), Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs and joined the team in June in 1999.


TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMorgan Chase (or one of its predecessors) since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and serveral institutional portfolios. Ms. Duncanin has been with JPMorgan Chase (or one of its predecessors) since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan Chase (or one of its predecessors) since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND


The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.


The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782

Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS


Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:


JPMorgan Funds Service Center
P. O. Box 219392
Kansas City, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware U.S. Equity Fund typically pays ordinary income dividends four times a year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Tax Aware Small Company

Opportunities Fund typically declares and pays ordinary income dividends once per year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

FIXED INCOME INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     |X|  Primarily invests in
     |_|  Permitted, but no intention to use currently

           PRINCIPAL TYPES OF RISK
     credit, interest rate, market, prepayment                                                             |X|

     credit, currency, liquidity, political                                                                |X|(1)

     credit, currency, interest rate, liquidity, market, political                                         |X|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)

     credit, currency, interest rate, liquidity, market, political, valuation                              |X|(1)

     credit, environmental, extension, interest rate, liquidity, market,
     natural event, political, prepayment, valuation                                                       |_|

     credit, currency, extension, interest rate, leverage, market, political, prepayment                   |X|(1)

     credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment        |X|(1),(2)

     credit, currency, extension, interest rate, liquidity, political, prepayment                          |_|

     credit, interest rate, liquidity, market, valuation                                                   |_|

     credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation         |_|

     credit                                                                                                |_|

     credit                                                                                                |_|(2)

     credit, currency, interest rate, market, political                                                    |_|(1)

     credit, currency, interest rate, leverage, market, political                                          |_|

     credit, interest rate, market, natural event, political                                               |_|

     interest rate                                                                                         |X|

     credit, currency, interest rate, liquidity, market, political, valuation                              |_|(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1 All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

2 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                 POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-     A Fund could underperform its             -     A Fund could outperform its            -   The adviser focuses its active
      benchmark due to its securities                 benchmark due to these same                management on securities
      and asset allocation choices                    choices                                    selection, the area where it
                                                                                                 believes its commitment to
                                                                                                 research can most enhance returns

MARKET CONDITIONS

TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS

-     The Fund's share price and                -     Stocks have generally outperformed     -   Under normal circumstances the
      performance will fluctuate in                   more stable investments (such as           Funds plan to remain fully
      response to stock market movements              bonds and cash equivalents) over           invested, in accordance with its
-     Adverse market conditions may from              the long term                              policies. Equity investments may
      time to time cause the Funds to                                                            include U.S. and foreign common
      take temporary defensive positions                                                         stocks, convertible securities,
      that are inconsistent with its                                                             preferred stocks, depositary
      principal investment strategies                                                            receipts (such as ADRs and EDRs),
      and may hinder the Funds from                                                              trust or partnership interests,
      achieving its investment objective                                                         warrant rights, and investment
                                                                                                 company securities
                                                                                             -   The Funds seek to limit risk
                                                                                                 through active management and
                                                                                                 diversification
                                                                                             -   During severe market downturns,
                                                                                                 the Funds have the option of
                                                                                                 investing up to 100% of assets in
                                                                                                 investment-grade short-term
                                                                                                 securities

TAX AWARE ENHANCED INCOME FUND

-     The Fund's share price, yield, and        -     Bonds have generally outperformed      -   Under normal circumstances the
      total return will fluctuate in                  money market investments over the          Fund plans to remain fully
      response to bond market movements               long term, with less risk than             invested in bonds and other fixed
-     The value of most bonds will fall               stocks                                     income securities
      when interest rates rise; the             -     Most bonds will rise in value when     -   The Fund seeks to limit risk and
      longer a bond's maturity and the                interest rates fall                        enhance after tax yields through
      lower its credit quality, the more        -     Mortgage-backed and asset-backed           careful management, sector
      its value typically falls                       securities can offer attractive            allocation, individual securities
-     Adverse market conditions may from              returns                                    selection, and duration management
      time to time cause the Fund to                                                         -   During severe market downturns,
      take temporary defensive positions                                                         the Fund has the option of
      that are inconsistent with its                                                             investing up to 100% of assets in
      principal investment strategies                                                            high quality short-term
      and may hinder the Fund from                                                               instruments
      achieving its investment objective                                                     -   The adviser monitors interest rate
-     Mortgage-backed and asset-backed                                                           trends, as well as geographic and
      securities (securities                                                                     demographic information related to
      representing an interest in, or                                                            mortgage-backed securities and
      secured by, a pool of mortgages or                                                         mortgage prepayments
      other assets such as receivables)
      could generate capital losses or
      periods of low yields if they are
      paid off substantially earlier or
      later than anticipated

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                 POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

-     Currency exchange rate movements          -     Favorable exchange rate movements     -     The Funds actively manage the
      could reduce gains or create                    could generate gains or reduce              currency exposure of its foreign
      losses.                                         losses                                      investments and may hedge a
-     Currency risks tend to be higher                                                            portion of its foreign currency
      in emerging markets                                                                         exposure into the U.S. dollar or
                                                                                                  other currencies which the adviser
                                                                                                  deems more attractive (see also
                                                                                                  "Derivatives")

SECURITIES LENDING

-     When a Fund lends a security,             -     A Fund may enhance income through
      there is a risk that the loaned                 the investment of the collateral
      securities may not be returned if               received from the borrower
      the borrower defaults
-     The collateral will be subject to
      the risks of the securities in
      which it is invested

CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND

-     The default of an issuer would            -     Investment-grade bonds have a         -     The Fund maintains its own
      leave the Fund with unpaid                      lower risk of default                       policies for balancing credit
      interest or principal                                                                       quality against potential yields
                                                                                                  and gains in light of its
                                                                                                  investment goals
                                                                                            -     The adviser develops its own
                                                                                                  ratings of unrated securities and
                                                                                                  makes a credit quality
                                                                                                  determination for unrated
                                                                                                  securities

FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANIES OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS

-     Currency exchange rate movements          -     Favorable exchange rate movements     -     Each Fund anticipates that its
      could reduce gains or create                    could generate gains or reduce              total foreign investments will not
      losses                                          losses                                      exceed 20% of total assets
-     The Fund could lose money because         -     Foreign investments, which            -     Each Fund actively manages the
      of foreign government actions,                  represent a major portion of the            currency exposure of its foreign
      political instability, or lack of               world's securities, offer                   investments relative to its
      adequate and accurate information               attractive potential performance            benchmark, and may hedge back into
                                                      and opportunities for                       the U.S. dollar from time to time
                                                      diversification                             (see also "Derivatives")

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND

-     The Fund could lose money because         -     Foreign bonds, which represent a      -     Foreign bonds may be a significant
      of foreign government actions,                  major portion of the world's fixed          investment (in 25% of total
      political instability, or lack of               income securities, offer                    assets) for the Fund
      adequate and accurate information               attractive potential performance      -     To the extent that the Fund
-     Currency exchange rate movements                and opportunities for                       invests in foreign bonds, it will
      could reduce gains or create                    diversification                             hedge its currency exposure into
      losses                                    -     Favorable exchange rate movements           the U.S. dollar (see also
                                                      could generate gains or reduce              "Derivatives")
                                                      losses

----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                 POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-     Derivatives such as futures,              -  Hedges that correlate well with     -  The Funds use derivatives, such as
      options, swaps and forward foreign           underlying positions can reduce or     futures, options, swaps, and
      currency contracts(1) that are used          eliminate losses at low cost           forward foreign currency
      for hedging the portfolio or              -  A Fund could make money and            contracts, for hedging and tax and
      specific securities may not fully            protect against losses if the          risk management purposes (i.e., to
      offset the underlying positions              investment analysis proves correct     establish or adjust exposure to
      and this could result in losses to        -  Derivatives that involve leverage      particular securities, markets or
      a Fund that would not have                   could generate substantial gains       currencies)
      otherwise occurred                           at low cost                         -  The Funds only establish hedges
-     Derivatives used for risk                                                           that they expect will be highly
      management may not have the                                                         correlated with underlying
      intended effects and may result in                                                  positions
      losses or missed opportunities                                                   -  While the Funds may use
-     The counterparty to a derivatives                                                   derivatives that incidentally
      contract could default                                                              involve leverage, they do not use
-     Derivatives that involve leverage                                                   them for the specific purpose of
      could magnify losses                                                                leveraging their portfolios
-     Certain types of derivatives
      involve costs to the Funds which
      can reduce returns
-     Derivatives may, for tax purposes,
      affect the character of gain and
      loss realized by a Fund,
      accelerate recognition of income
      to a Fund, affect the holding
      period of a Fund's assets and
      defer recognition of certain of a
      Fund's losses

ILLIQUID HOLDINGS

-     A Fund could have difficulty              -  These holdings may offer more          -  No Fund may invest more than 15%
      valuing these holdings precisely             attractive yields or potential            of its net assets in illiquid
-     A Fund could be unable to sell               growth than comparable widely             holdings
      these holdings at the time or                traded securities                      -  To maintain adequate liquidity,
      price it desires                                                                       each Fund may hold
                                                                                             investment-grade short-term
                                                                                             instruments and may borrow
                                                                                             (including repurchase agreements
                                                                                             and reverse repurchase agreements)
                                                                                             from banks up to 33 1/3% of the
                                                                                             value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     When a Fund buys securities before        -  A Fund can take advantage of           -  Each Fund segregates liquid assets
      issue or for delayed delivery, it            attractive transaction                    to offset leverage risk
      could be exposed to leverage risk            opportunities
      if it does not segregate liquid
      assets

SHORT-TERM TRADING

-     Increased trading could raise a           -  A Fund could realize gains in a        -  The Fund will generally avoid
      Fund's brokerage and related costs           short period of time                      short-term trading, except to take
-     Increased short-term capital gains        -  A Fund could protect against              advantage of attractive or
      distributions could raise                    losses if a stock is overvalued           unexpected opportunities or to
      shareholders' income tax liability           and its value later falls                 meet demands generated by
                                                                                             shareholder activity
                                                                                          -  The Funds' Portfolio Turnover
                                                                                             rates for the fiscal year ended
                                                                                             10/31/01 are listed below:

                                                                                               Tax Aware Enhanced Income Fund: 142%
                                                                                               Tax Aware Small Company Opportunities
                                                                                               Fund: 92%
                                                                                               Tax Aware U.S. Equity Fund: 22%


1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                                          Year Ended         5/6/99*
                                                                     --------------------    Through
PER SHARE OPERATING PERFORMANCE:                                     10/31/01^  10/31/00^   10/31/99^
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  9.95    $  9.95      $ 10.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                 0.36       0.40         0.20
   Net gains or losses in securities (both realized and unrealized)      0.16         --        (0.05)
                                                                      -------    -------      -------
     Total from Investment Operations                                    0.52       0.40         0.15
                                                                      -------    -------      -------
Less Distributions:
   From Net Investment Income                                            0.36       0.40         0.20
   From Net Realized Gain                                                  --         --           --
                                                                      -------    -------      -------
     Total Distributions                                                 0.36       0.40         0.20
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 10.11    $  9.95      $  9.95
-----------------------------------------------------------------------------------------------------

TOTAL RETURN                                                            5.47%      4.29%        1.29%(b)
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                             $   186    $    37      $    28
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------
     Net Expenses                                                       0.50%      0.50%        0.50%
-----------------------------------------------------------------------------------------------------
     Net investment income                                              3.51%      4.23%        3.75%
-----------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                    0.67%      0.67%        0.72%
-----------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                       3.34%      4.06%        3.53%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  142%       172%          69%(b)
-----------------------------------------------------------------------------------------------------

 *    Commencement of offering of class of shares.
 ^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 #    Short periods have been annualized.
(b)   Not Annualized.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND


                                                                      12/12/00*
                                                                        Through
PER SHARE OPERATING PERFORMANCE:                                       10/31/01
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.00
-------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income (loss)                                           (0.08)^
   Net gains or losses in securities (both realized and unrealized)       (4.50)
                                                                       --------
     Total from Investment Operations                                     (4.58)
                                                                       --------
Less Distributions:
   From Net Investment Income                                                --
   From Net Realized Gain                                                    --
                                                                       --------
     Total Distributions                                                     --
                                                                       --------
Net Asset Value, End of Period                                         $  10.42
-------------------------------------------------------------------------------

TOTAL RETURN                                                            (30.53%)(b)
===============================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
   Net Assets, End of Period (millions)                                $    149
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------
   Net Expenses                                                           1.22%
-------------------------------------------------------------------------------
   Net Investment Income (loss)                                          (0.68%)
-------------------------------------------------------------------------------
   Expenses without reimbursements                                        1.22%
-------------------------------------------------------------------------------
   Net investment income (loss) without reimbursements                   (0.68%)
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     92%(b)
-------------------------------------------------------------------------------

 *    Commencement of offering of class of shares.
 ^    Calculated based on average shares outstanding.
 #    Short periods have been annualized.
(b)   Not Annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND


                                                                                       Years Ended                   12/18/96*
                                                                      ---------------------------------------------    Through
PER SHARE OPERATING PERFORMANCE:                                      10/31/01     10/31/00    10/31/99    10/31/98   10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 20.51      $ 18.73     $ 15.19     $ 12.57    $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                  0.10^        0.09        0.10        0.08       0.06
   Net gains or losses in securities (both realized and unrealized)      (4.96)        1.77        3.55        2.65       2.52
                                                                       -------      -------     -------     -------    -------
     Total from Investment Operations                                    (4.86)        1.86        3.65        2.73       2.58
                                                                       -------      -------     -------     -------    -------
Less Distributions:
   From Net Investment Income                                             0.06         0.08        0.11        0.11       0.01
   From Net Realized Gain                                                   --           --          --          --         --
                                                                       -------      -------     -------     -------    -------
     Total Distributions                                                  0.06         0.08        0.11        0.11       0.01
                                                                       -------      -------     -------     -------    -------
Net Asset Value, End of Period                                         $ 15.59      $ 20.51     $ 18.73     $ 15.19    $ 12.57
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                           (23.76%)       9.96%      24.05%      21.81%     25.83%(b)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                   $   212      $   249     $   163     $    77    $    26
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                        0.84%        0.85%       0.85%       0.85%      0.85%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                               0.56%        0.46%       0.58%       0.63%      0.70%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                     0.87%        0.85%       0.90%       1.09%      2.16%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                        0.53%        0.46%       0.53%       0.39%     (0.61%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    22%          15%         29%         44%        23%(b)
------------------------------------------------------------------------------------------------------------------------------

 *    Commencement of offering of class of shares.
 ^    Calculated based on average shares outstanding.
 #    Short periods have been annualized.
(b)   Not Annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                         West Bridgewater, MA 02379-1039


             The Funds' Investment Company Act File No. is 811-7795
       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                   PR-TAS-2/02 X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002


                            J.P. MORGAN SERIES TRUST

                            JPMORGAN GLOBAL 50 FUND
                        JPMORGAN GLOBAL HEALTHCARE FUND
                          JPMORGAN MARKET NEUTRAL FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036


    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated February 28, 2002 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Annual Reports for the JPMorgan Global Healthcare Fund, the JPMorgan Global 50 Fund and the JPMorgan Market Neutral Fund. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request from J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), 1211 Avenue of the Americas, 41st Floor, New York, NY 10036
Attention: J.P. Morgan Series Trust.



    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:



Select, Class A, Class B, and Class C      Institutional Shares:
Shares:                                    JPMorgan Institutional Funds Service
JPMorgan Funds Service Center              Center
P.O. Box 219392                            500 Stanton Christiana Road
Kansas City, MO 64121-9392                 Newark, DE 19713
1-800-348-4782                             1-800-766-7722



                                                              SAI-ST-G50GHMN-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   18
Trustees..........................................   19
Officers..........................................   23
Codes of Ethics...................................   24
Investment Adviser................................   24
Administrator.....................................   27
Distributor.......................................   29
Custodian and Transfer Agent......................   30
Shareholder Servicing.............................   30
Financial Professionals...........................   31
Independent Accountants...........................   32
Expenses..........................................   32
Purchases, Redemptions and Exchanges..............   33
Dividends and Distributions.......................   38
Net Asset Value...................................   38
Performance Data..................................   39
Fund Transactions.................................   43
Massachusetts Trust...............................   44
Description of Shares.............................   45
Distributions: Tax Matters........................   46
Additional Information............................   53
Financial Statements..............................   54
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL


    This Statement of Additional Information relates only to the JPMorgan Global 50 Fund ("Global 50 Fund"), JPMorgan Global Healthcare Fund ("Global Healthcare Fund") and the JPMorgan Market Neutral Fund ("Market Neutral Fund") (collectively, the "Funds"). Each Fund is a separate series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of shares of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares). Currently, the following shares of the Funds are available: Global 50 Fund--Select, Class A, Class B and Class C; Global Healthcare Fund--Select, Class A, Class B and Class C; Market Neutral Fund--Class A.


    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

                                 GLOBAL 50 FUND

    The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of approximately 50 global equity securities. The Fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities.

    The Fund seeks to achieve its investment objective by investing primarily in equity securities. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities.


    JPMIM's career analysts forecast normalized earnings and dividend payouts for roughly 2,500 companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive. The universe of stocks is narrowed to a group of roughly 500 which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these 500 stocks the approximately fifty stocks with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.


                             GLOBAL HEALTHCARE FUND


    The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of equity securities of companies in the healthcare sector worldwide. The Fund's investment objective is to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.



    The Fund seeks to achieve its investment objective by investing primarily in stocks and other Equity Securities of U.S. and foreign companies principally conducting business in the healthcare sector. Under normal circumstances, the Fund expects to invest at least 80% of its net assets in equity securities. The Fund's Benchmark is The MSCI World Healthcare Index.



    JPMIM's has career analysts dedicated to the healthcare sector forecast normalized earnings and dividend payouts for roughly 90 companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model and then companies are ranked from most to least attractive. The portfolio is constructed by selecting those companies which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these stocks the ones with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertible securities may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.


                              MARKET NEUTRAL FUND

    The Fund is designed for investors with a long term investment horizon who want to diversify their investment by investing in an actively managed portfolio which takes long and short portions in equity securities to remain sector neutral. The Fund's investment objective is to provide long term capital appreciation from a broadly diversified portfolio of U.S. stocks, while seeking to neutralize the risks of stock market investing.


    The Fund seeks to achieve its investment objective by investing mid to large cap equity securities with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements. The Fund's Benchmark is the Merrill Lynch 91-Day T-Bill.


                              CURRENCY MANAGEMENT

    The Adviser actively manages the currency exposure of the investments made by the Global 50 and the Global Healthcare Funds with the goal of protecting and possibly enhancing the Funds' total returns. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with each Fund's investment strategy.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.


    The Global 50 and Global Healthcare Funds will make substantial investments in foreign countries. The Market Neutral Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments by the Global 50 and Global Healthcare Funds in foreign securities may involve foreign currencies, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    Although the Global 50 and Global Healthcare Funds intend to invest primarily in companies in developed countries, the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Global 50 and Global Healthcare Funds buy and sell securities and receives interest and dividends in currencies other than the U.S. dollar, these Funds may enter from time to time into foreign currency exchange transactions. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the

Funds' spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A foreign currency forward exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the securities of Global 50 and Global Healthcare Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Funds' foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


    U.S. TREASURY SECURITIES. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


                            MONEY MARKET INSTRUMENTS


    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, they may, for defensive purposes, invest in money market instruments. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."


    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the

Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Global 50 and Global Healthcare Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan, an affiliate of the Adviser, to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, the Funds buy a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a

Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    The Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Global 50 and Global Healthcare Funds may, although they have no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Funds will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    The Funds may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Funds, and the corporate issuer. At times, the Funds may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Funds' ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See Illiquid Investments; Privately Placed and Other Unregistered Securities.

    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the

U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Funds will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Funds will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Funds may invest are subject to the Funds' overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                                 SHORT SELLING

    The Market Neutral Fund will engage heavily in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

    The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Fund's net assets. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS

    The following discussion applies to each of the Funds.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                                 FUND TURNOVER


    The tables below set forth the portfolio turnover rates for the Funds for the periods indicated. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.



                                           FISCAL YEARS
                                              ENDING
                                           OCTOBER 31,
                                          --------------
                                           2000    2001
                                          ------  ------
Global 50 Fund                             101%    126%
Global Healthcare Fund                       3%*    57%



                                       FISCAL YEARS
                                          ENDED        6/1/01**
                                     ----------------  THROUGH
                                     5/31/00  5/31/01  10/31/01
                                     -------  -------  --------
Market Neutral Fund                    114%     141%       50%



  *  For the period 9/29/00 (commencement of operations) to 10/31/01.
 **  Market Neutral Fund changed its fiscal year-end from 5/31 to 10/31 in 2001.



                            INVESTMENT RESTRICTIONS

    The investment restrictions of each Fund are identical, unless otherwise specified.

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES




    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
            NAME (AGE);                                                              FUND COMPLEX
          POSITIONS WITH                    PRINCIPAL OCCUPATIONS                     OVERSEEN BY
         THE FUNDS (SINCE)                   DURING PAST 5 YEARS                        TRUSTEE
-----------------------------------  -----------------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   Retired; Vice President &                            81
(2001)                               Treasurer of Ingersoll-Rand Company

Roland E. Eppley, Jr. (69); Trustee  Retired                                              81
(2001)

Ann Maynard Gray (56); Trustee       Retired; Vice-President of Capital                   81
(2001)                               Cities/ABC, Inc. (1986-1998);
                                     President of Diversified Publishing
                                     Group (1991-1997)


            NAME (AGE);
          POSITIONS WITH                  OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                  OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   None
(2001)
Roland E. Eppley, Jr. (69); Trustee  Trustee of Janel Hydraulics, Inc.
(2001)                               (1993-Present)
Ann Maynard Gray (56); Trustee       Director of Duke Energy Corporation
(2001)                               (1997-Present); Director of Elan
                                     Corporation Plc (2001-Present);
                                     Director of The Phoenix Companies
                                     (2002)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
            NAME (AGE);                                                              FUND COMPLEX
          POSITIONS WITH                  OTHERNDIRECTORSHIPSIHELD                    OVERSEEN BY
         THE FUNDS (SINCE)                  OUTSIDE FUND COMPLEX                        TRUSTEE
-----------------------------------  -----------------------------------  -----------------------------------
Matt Healey (63); Trustee and        Retired; Chief Executive Officer of                  81
President of the Board of Trustee    certain trust in J.P. Morgan funds
(1996)                               (1982-2001)

Fergus Reid, III (69); Chairman of   Chairman & Chief Executive Officer                   81
the Board (2001)                     of Lumelite Corporation

James J. Schonbachler (59); Trustee  Retired; Managing Director of                        81
(2001)                               Bankers Trust Company (financial
                                     services) (1968-1998); Group Head
                                     and Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage Corp.
                                     (financial services)

H. Richard Vartabedian (66);         Investment Management Consultant                     81
Trustee (2001)

INTERESTED TRUSTEE

Leonard M. Spalding (66), Trustee    Retired; Chief Executive Officer of                  81
(2001)*                              Chase Mutual Funds (1989-1998);
                                     President & Chief Executive Officer
                                     of Vista Capital Management
                                     (investment management); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank (investment
                                     management)

Matt Healey (63); Trustee and        None
President of the Board of Trustee
(1996)
Fergus Reid, III (69); Chairman of   Trustee of Morgan Stanley Funds
the Board (2001)                     (1995-Present)
James J. Schonbachler (59); Trustee  Director of Jonathans Landing Golf
(2001)                               Club, Inc. (2001-Present)
H. Richard Vartabedian (66);         None
Trustee (2001)
INTERESTED TRUSTEE
Leonard M. Spalding (66), Trustee    Director of Greenview Trust Co.
(2001)*



  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures in place currently for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:


                                                                         OWNERSHIP OF                    OWNERSHIP OF
                                         OWNERSHIP OF                       GLOBAL                      MARKET NEUTRAL
NAME OF TRUSTEE                         GLOBAL 50 FUND                 HEALTHCARE FUND                       FUND
---------------                 ------------------------------  ------------------------------  ------------------------------
William J. Armstrong                         None                            None                            None
Roland E. Eppley, Jr.                        None                            None                            None
Ann Maynard Gray                             None                            None                            None
Matt Healey                                  None                            None                            None
Fergus Reid, III                             None                            None                            None
James J. Schonbachler                        None                            None                            None
Leonard M. Spalding                          None                            None                            None
H. Richard Vartabedian                       None                            None                            None


                                    AGGREGATE OWNERSHIP OF
NAME OF TRUSTEE                    ALL FUNDS IN THE COMPLEX
---------------                 ------------------------------
William J. Armstrong                    Over $100,000
Roland E. Eppley, Jr.                   Over $100,000
Ann Maynard Gray                       $10,000-$50,000
Matt Healey                             Over $100,000
Fergus Reid, III                        Over $100,000
James J. Schonbachler                  $50,000-$100,000
Leonard M. Spalding                     Over $100,000
H. Richard Vartabedian                  Over $100,000



   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.


    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.



                                     MARKET NEUTRAL FUND   GLOBAL 50 FUND   GLOBAL HEALTHCARE
                                     --------------------  ---------------  -----------------
William J. Armstrong, Trustee                $ 9                $ 36               $14
Roland R. Eppley, Jr., Trustee               $ 9                $ 36               $14
Ann Maynard Gray, Trustee                    $22                $118               $38
Matthew Healey, Trustee (2)                  $25                $130               $43
Fergus Reid, III, Chairman                   $19                $ 76               $29
James J. Schonbachler, Trustee               $22                $118               $38
Leonard M. Spalding, Jr., Trustee *          $ 2                $  6               $ 3
H. Richard Vartabedian, Trustee              $12                $ 49               $19



                                          PENSION OR RETIREMENT
                                           BENEFITS ACCRUED BY     TOTAL COMPENSATION PAID
                                           THE "FUND COMPLEX"**    FROM "FUND COMPLEX" (1)
                                          ----------------------  -------------------------
William J. Armstrong, Trustee                    $30,616                  $106,500
Roland R. Eppley, Jr., Trustee                   $44,137                  $107,500
Ann Maynard Gray, Trustee                      N/A                        $100,000
Matthew Healey, Trustee (2)                    N/A                        $116,665
Fergus Reid, III, Chairman                       $85,527                  $240,415
James J. Schonbachler, Trustee                 N/A                        $100,000
Leonard M. Spalding, Jr., Trustee *              $27,891                  $102,000
H. Richard Vartabedian, Trustee                  $66,879                  $153,865



  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.

(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc., which was terminated on July 31, 2001, as part of the overall integration and reorganization of the Funds within the Fund Complex. Pierpont Group, Inc. was organized in July 1989 to provide services for the JPMorgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. The Board of Trustees will look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Funds were:


                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                                     ----------------  ----------------  ----------------
Global 50 Fund                            $1,781             $200             $1,339



                                          SEPTEMBER 29, 2000*
                                                THROUGH           YEAR ENDED
                                           OCTOBER 31, 2000    OCTOBER 31, 2001
                                          -------------------  ----------------
Global Healthcare Fund                           $100                $420



                                DECEMBER 31, 1998                               JUNE 1, 2001**
                                     THROUGH        YEAR ENDED    YEAR ENDED       THROUGH
                                  MAY 31, 1999     MAY 31, 2000  MAY 31, 2001  OCTOBER 31, 2001
                                -----------------  ------------  ------------  ----------------
Market Neutral Fund                    $91             $176          $263            $75



  *  Commencement of operations.
 **  Market Neutral Fund changed its fiscal year-end from 5/31 to 10/31 in 2001.



                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of December 31, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the

Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as Trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.


    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.


    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as Trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreements, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each such Fund's average daily net assets shown below.

Global 50 Fund                                       1.25%
Global Healthcare Fund                               1.25%
Market Neutral                                       1.50%


    The table below sets forth for each Fund listed the advisory fees paid by each Fund to JPMIM, for the fiscal period indicated. (amounts in thousands):



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                                     ----------------  ----------------  ----------------
Global 50 Fund                            $1,100            $1,870            $1,368



                                          SEPTEMBER 29, 2000*
                                                THROUGH           YEAR ENDED
                                           OCTOBER 31, 2000    OCTOBER 31, 2001
                                          -------------------  ----------------
Global Healthcare Fund                            $35                $449

                                DECEMBER 31, 1998**                              JUNE 1, 2001***
                                      THROUGH         YEAR ENDED    YEAR ENDED       THROUGH
                                   MAY 31, 1999      MAY 31, 2000  MAY 31, 2001  OCTOBER 31, 2001
                                -------------------  ------------  ------------  ----------------
Market Neutral Fund                     $62              $154          $298            $131



  *  Commencement of operations
 **  As listed in prior SAI for Market Neutral Fund
***  Market Neutral Fund changed its fiscal year-end from 5/31 to 10/31 in 2001



    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares. Morgan was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and the Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's or Portfolio's outstanding voting securities. The Administration Agreements is terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JP Morgan Funds Complex plus 0.075% of average daily net assets over $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub - administrator.

    Under former Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Funds' Co-Administrator.


    For its services under the Co-Administration Agreements, each Fund had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund the administrative fees paid to FDI for the fiscal periods indicated.


                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                                     ----------------  ----------------  ----------------
Global 50 Fund                             $800              $979              $507



                                          SEPTEMBER 29, 2000*
                                                THROUGH           YEAR ENDED
                                           OCTOBER 31, 2000    OCTOBER 31, 2001
                                          -------------------  ----------------
Global Healthcare Fund                            $32                $320



                                DECEMBER 31, 1998                                JUNE 1, 2001
                                     THROUGH        YEAR ENDED    YEAR ENDED       THROUGH
                                  MAY 31, 1999     MAY 31, 2000  MAY 31, 2001  OCTOBER 31, 2001
                                -----------------  ------------  ------------  ----------------
Market Neutral Fund                   $103             $192         --               $51



  *  Commencement of operations

    The Trust, on behalf of each Fund, entered into Administrative Services Agreements (the "Services Agreements") with Morgan Guaranty effective
December 29, 1995, as amended August 1, 1996, pursuant to which Morgan Guaranty was responsible for certain administrative and related services provided to each Fund. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.


    Under the Services Agreements, Morgan Guaranty provided certain administrative and related services to each Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.


    Under the amended Services Agreements, the Funds agreed to pay Morgan Guaranty fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and J.P. Morgan Series Trust in accordance with the following annual schedule:
0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the Distributor. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provides similar services and J.P. Morgan Series Trust. The table below sets forth for each Fund the fees paid to Morgan Guaranty, as Services Agent. (amounts in thousands):



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                                     ----------------  ----------------  ----------------
Global 50 Fund                              $46               $73               $49



                                          SEPTEMBER 29, 2000*
                                                THROUGH           YEAR ENDED
                                           OCTOBER 31, 2000    OCTOBER 31, 2001
                                          -------------------  ----------------
Global Healthcare Fund                            $1                  $20



                                DECEMBER 31, 1998
                                     THROUGH        YEAR ENDED    YEAR ENDED     JUNE 1, 2001
                                  MAY 31, 1999     MAY 31, 2000  MAY 31, 2001  OCTOBER 31, 2001
                                -----------------  ------------  ------------  ----------------
Market Neutral Fund                    $2               $5            $9              $4



  *  Commencement of operations

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Funds by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of JP Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.


    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A shares, 0.75% annualized of the average daily net asset value of the Class B shares or 0.75% annualized of the average daily net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT


    Pursuant to the Global Custody Agreement between the Trust and Morgan dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of Fund transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians. Prior to that time The Bank of New York, One Wall Street, New York, New York 10286, served as the Trust's and each of the Funds' custodian and fund accounting agent


    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement (the "Shareholder Servicing Agreement") with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; receiving and transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Funds' transfer agent related to customers' accounts, and to statements, confirmations or other reports furnished to the Funds by their transfer agents; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of up to 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders.


    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. (amounts in thousands):



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                                     ----------------  ----------------  ----------------
Global 50 Fund                             $220              $374              $274



                                          SEPTEMBER 29, 2000*
                                                THROUGH           YEAR ENDED
                                           OCTOBER 31, 2000    OCTOBER 31, 2001
                                          -------------------  ----------------
Global Healthcare Fund                            $7                  $90



                                DECEMBER 31, 1998                                JUNE 1, 2001
                                     THROUGH        YEAR ENDED    YEAR ENDED       THROUGH
                                  MAY 31, 1999     MAY 31, 2000  MAY 31, 2001  OCTOBER 31, 2001
                                -----------------  ------------  ------------  ----------------
Market Neutral Fund                    $4              $10           $20              $8



  *  Commencement of operations

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.


                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Administrator", "Distributor" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Funds to the extent necessary to maintain such Funds' total operating expenses (excluding interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan) at the following annual rates of the Funds' average daily net assets. The reimbursements will terminate on the specified dates.


Global 50 Fund
  Class A                                  1.75% February 28, 2005
  Class B                                  2.25% February 28, 2005
  Class C                                  2.25% February 28, 2005
  Select                                   1.50% February 28, 2005

Global Healthcare Fund
  Class A                                  1.75% February 28, 2005
  Class B                                  2.25% February 28, 2005
  Class C                                  2.25% February 28, 2005
  Select                                   1.50% February 28, 2005
  Institutional                            1.25% February 25, 2003

Market Neutral Fund
  Class A                                  1.50% February 28, 2003
  Class B                                  2.00% February 28, 2003
  Select                                   1.50% February 28, 2003
  Institutional                            1.25% February 28, 2005

    The table below sets forth the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated. (Amounts in thousands):



                                     FISCAL YEARS ENDING
                                         OCTOBER 31,
                                     -------------------
                                     1999   2000   2001
                                     -----  -----  -----
Global 50 Fund                       $414   $454   $393

Global Healthcare Fund               N/A    $ 84*  $260



                                FISCAL YEARS ENDING
                                      MAY 31,           JUNE 1, 2001
                                --------------------      THROUGH
                                1999**  2000   2001   OCTOBER 31, 2001
                                ------  -----  -----  ----------------
Market Neutral Fund              $89    $161   $221         $56



  * For the period September 29, 2000 (commencement of operations) through October 31, 2000.
 ** For the period December 31, 1998 (commencement of operations) through May 31, 1999.



                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.


    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within

12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.



    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.


    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value.

Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.


    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B shares account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.



    The net asset value of each Fund is equal to the value of the Fund's total investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.


    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.


    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds for the periods indicated ending October 31, 2001:



                          AVERAGE ANNUAL TOTAL RETURNS
                           (EXCLUDING SALES CHARGES)



                                                      ONE       FIVE       TEN        SINCE         DATE OF
                                                     YEAR       YEARS     YEARS     INCEPTION    FUND INCEPTION
                                                    -------    -------    ------    ---------    --------------
Global 50 Fund                                                                                       5/29/98
  Select--before taxes                              (28.91)%      N/A       N/A       (3.14)%
  Select Shares--after taxes on distributions       (30.57)%      N/A       N/A       (4.13)%
  Select Shares--after taxes on distributions and
    sale of fund shares                             (16.53)%      N/A       N/A       (2.60)%
  Class A--before taxes                             (28.90)%      N/A       N/A       (3.16)%
  Class A Shares--after taxes on distributions      (30.63)%      N/A       N/A       (4.15)%
  Class A Shares--after taxes on distributions and
    sale of fund shares                             (16.57)%      N/A       N/A       (2.62)%
  Class B--before taxes                             (29.19)%      N/A       N/A       (3.28)%
  Class B Shares--after taxes on distributions      (30.92)%      N/A       N/A       (4.27)%
  Class B Shares--after taxes on distributions and
    sale of fund shares                             (16.74)%      N/A       N/A       (2.71)%
  Class C--before taxes                             (29.19)%      N/A       N/A       (3.28)%
  Class C Shares--after taxes on distributions      (30.92)%      N/A       N/A       (4.27)%
  Class C Shares--after taxes on distributions and
    sale of fund shares                             (16.74)%      N/A       N/A       (2.71)%

Global Healthcare Fund                                                                               9/29/00
  Select--before taxes                               (8.55)%      N/A       N/A       (7.27)%
  Select Shares--after taxes on distributions        (8.57)%      N/A       N/A       (7.29)%
  Select Shares--after taxes on distributions and
    sale of fund shares                              (5.21)%      N/A       N/A       (5.82)%
  Class A--before taxes                              (8.68)%      N/A       N/A       (7.39)%
  Class A Shares--after taxes on distributions       (8.70)%      N/A       N/A       (7.41)%
  Class A Shares--after taxes on distributions and
    sale of fund shares                              (5.29)%      N/A       N/A       (5.92)%
  Class B--before taxes                              (8.95)%      N/A       N/A       (7.64)%
  Class B Shares--after taxes on distributions       (8.97)%      N/A       N/A       (7.66)%
  Class B Shares--after taxes on distributions and
    sale of fund shares                              (5.45)%      N/A       N/A       (6.11)%
  Class C--before taxes                              (8.95)%      N/A       N/A       (7.64)%
  Class C Shares--after taxes on distributions       (8.97)%      N/A       N/A       (7.66)%
  Class C Shares--after taxes on distributions and
    sale of fund shares                              (5.45)%      N/A       N/A       (6.11)%

Market Neutral Fund                                                                                 12/31/98
  Institutional--before taxes                         8.81%       N/A       N/A        5.07%
  Institutional Shares--after taxes on
    distributions                                     6.25%       N/A       N/A        3.08%
  Institutional Shares--after taxes on
    distributions and sale of fund shares             5.29%       N/A       N/A        3.04%

                          AVERAGE ANNUAL TOTAL RETURNS
                           (INCLUDING SALES CHARGES)



                                                      ONE       FIVE       TEN        SINCE         DATE OF
                                                     YEAR       YEARS     YEARS     INCEPTION    FUND INCEPTION
                                                    -------    -------    ------    ---------    --------------
Global 50 Fund                                                                                       5/29/98
  Class A--before taxes                             (32.99)%      N/A       N/A        (4.83)%
  Class A Shares--after taxes on distributions      (34.62)%      N/A       N/A        (5.80)%
  Class A Shares--after taxes on distributions and
    sale of fund shares                             (19.11)%      N/A       N/A        (3.92)%
  Class B--before taxes                             (32.45)%      N/A       N/A        (4.04)%
  Class B Shares--after taxes on distributions      (34.18)%      N/A       N/A        (5.05)%
  Class B Shares--after taxes on distributions and
    sale of fund shares                             (18.72)%      N/A       N/A        (3.31)%
  Class C--before taxes                             (29.84)%      N/A       N/A        (3.28)%
  Class C Shares--after taxes on distributions      (31.57)%      N/A       N/A        (4.27)%
  Class C Shares--after taxes on distributions and
    sale of fund shares                             (17.14)%      N/A       N/A        (2.71)%

Global Healthcare Fund                                                                               9/29/00
  Class A--before taxes                             (13.92)%      N/A       N/A       (12.32)%
  Class A Shares--after taxes on distributions      (13.94)%      N/A       N/A       (12.34)%
  Class A Shares--after taxes on distributions and
    sale of fund shares                              (8.48)%      N/A       N/A        (9.86)%
  Class B--before taxes                             (13.50)%      N/A       N/A       (11.04)%
  Class B Shares--after taxes on distributions      (13.52)%      N/A       N/A       (11.06)%
  Class B Shares--after taxes on distributions and
    sale of fund shares                              (8.22)%      N/A       N/A        (8.83)%
  Class C--before taxes                              (9.86)%      N/A       N/A        (7.64)%
  Class C Shares--after taxes on distributions       (9.88)%      N/A       N/A        (7.66)%
  Class C Shares--after taxes on distributions and
    sale of fund shares                              (6.00)%      N/A       N/A        (6.11)%


    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."


    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Portfolio Turnover".



    Under the advisory agreement and the sub-advisory agreements, the Adviser and Sub-Adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser and Sub-Adviser are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser and Sub-Adviser. At present, no other recapture arrangements are in effect.



    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's or Sub-Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.



    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's or Sub-Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser or Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser or the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.



    The Funds paid the following brokerage commissions for the indicated fiscal periods. (amounts in thousands):



                                     FISCAL YEARS ENDING
                                         OCTOBER 31,
                                     -------------------
                                     1999   2000   2001
                                     -----  -----  -----
Global 50 Fund                       $474   $425   $446
Global Healthcare Fund               N/A    $ 22   $ 41
Market Neutral Fund                  N/A    $  4   $ 21



    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation.

However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


    The Trustees have authorized the issuance of series of JPMorgan Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies of any one issuer), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.



    A Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    Each Fund invests in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF")--in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.



    Alternatively, a Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.



    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Amounts in thousands:



                                          CAPITAL LOSS  EXPIRATION
FUND                                      CARRYFORWARD     DATE
----                                      ------------  ----------
Global 50 Fund                              $25,498      10/31/09
Global Healthcare Fund                      $ 2,370      10/31/09
                                            $    71      10/31/08



                              FOREIGN SHAREHOLDERS


    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS


    As of January 31, 2002, the following persons owned of record 5% or more of the outstanding Select, Class A, Class B, and Class C, or Institutional shares of a Fund:



FUND AND CLASS OF SHARES           NAME AND ADDRESS OF SHAREHOLDER      PERCENTAGE HELD
------------------------           -------------------------------      ---------------
GLOBAL 50 FUND, CLASS A            JP MORGAN INVESTMENT MGMT                 52.36%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

                                   NFSC FEBO # BW1-453021                    31.89%
                                   ATTN TOM HUBBARD III
                                   3217 OAK TIMBER DRIVE
                                   FORT WORTH TX 76119-7116

                                   NFSC FEBO # A35-083739                    14.71%
                                   CHASE MANHATTAN BANK R/O CUST
                                   IRA OF GLENDA GALE PAYNE
                                   TRADITIONAL R/O
                                   4628 DAVENPORT
                                   HOUSTON TX 77051-2619

GLOBAL 50 FUND, CLASS B            NFSC FEBO # C1Q-457418                    27.24%
                                   MASAKO SOMOGYE
                                   6-1-32 MINAMI-AOYAMA
                                   MINATO-KU NANSEI HEIGHT 423
                                   TOKYO
                                   JAPAN

                                   JP MORGAN INVESTMENT MGMT                 25.15%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

                                   NFSC FBO # CR 1-971545                    17.97%
                                   CHASE MANHATTAN BANK IRA R/O
                                   CUST IRA OF W FREDRICK LAWES
                                   TRAD IRA R/O
                                   301 E 92ND ST APT 4E
                                   NEW YORK NY 10128-5418

FUND AND CLASS OF SHARES           NAME AND ADDRESS OF SHAREHOLDER      PERCENTAGE HELD
------------------------           -------------------------------      ---------------
                                   NFSC FBO # C1Q-485012                      7.22%
                                   QING SHENG LI
                                   102 E 103RD ST APT 3
                                   NEW YORK NY 10029-5326

                                   NFSC FBO # BW 1-426458                     6.39%
                                   LEONARDO LONGORIA
                                   1404 LOST PADRE MINE DR
                                   EL PASO TX 79902-2820

                                   NFSC FBO # BW 1-474053                     5.92%
                                   GERALD LOUIS MANNING
                                   12103 TANGLEBRIAR CV
                                   AUSTIN TX 78750-1911

                                   NFSC FBO # BW 1-451428                     5.19%
                                   GERARDO GARCIA
                                   9049 NORTON ST
                                   EL PASO TX 79904-1365

GLOBAL 50 FUND, CLASS C            JP MORGAN INVESTMENT MGMT                 98.04%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

GLOBAL 50 FUND, SELECT CLASS       MGT OF NEW YORK AS AGENT FOR               6.76%
                                   NORMAN LEAR TRUST DTD 4/24/87
                                   ATTN SPECIAL PRODUCTS 2/OPS3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE 19713-2107

GLOBAL HEALTHCARE FUND, CLASS A    NFSC FBO # C1D-019593                     66.04%
                                   STEFAN PETER
                                   15 W 18TH ST FL 3
                                   NEW YORK NY 10011-4600

                                   JP MORGAN INVESTMENT MGMT                 12.90%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

                                   NFSC FEBO # C1A-771708                    11.50%
                                   NFSC/FMTC IRA SEPP
                                   FBO MAY JANE WONG
                                   11467 DEEP CREEK DR
                                   SPRING HILL FL 34609-4728

                                   NFSC FBO # C1Q-405540                      6.31%
                                   CHARLES G WILTSHIRE
                                   HILDORA WILTSHIRE
                                   2642 96TH ST
                                   EAST ELMHURST NY 11369-1781

GLOBAL HEALTHCARE FUND, CLASS B    JP MORGAN INVESTMENT MGMT                 60.16%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

FUND AND CLASS OF SHARES           NAME AND ADDRESS OF SHAREHOLDER      PERCENTAGE HELD
------------------------           -------------------------------      ---------------
                                   NFSC FBO # CR 1-926191                    30.00%
                                   CHASE MANHATTAN BANK CUST
                                   IRA OF WINIFRED YOUNG
                                   419 E 78TH ST APT 3C
                                   NEW YORK NY 10021-1615

                                   NFSC FBO # A35-000280                      8.64%
                                   CHASE MANHATTAN BANK CUST
                                   IRA OF LAURAN BARBARA SCHMID
                                   2206 WESTOVER RD
                                   AUSTIN TX 78703-1214

GLOBAL HEALTHCARE FUND, CLASS C    JP MORGAN INVESTMENT MGMT                 98.04%
                                   ATTN HASKEL GINSBERG
                                   522 5TH AVE FL 18
                                   NEW YORK NY 10036-7601

MARKET NEUTRAL FUND,               JP MORGAN INVESTMENT MANAGEMENT INC       51.44%
 INSTITUTIONAL CLASS               SEED ACCOUNT: JPM INST MARKET NEUTL
                                   ATTN: DIANE MINARDI/MARK FONG-WOO
                                   522 5TH AVE
                                   NEW YORK NY 10036-7601

                                   BLUE CROSS AND BLUE SHIELD OF             30.26%
                                   MASSACHUSTTS INC RETIREMENT INCOME
                                   ATTN JOHN P MOHR DIRECTOR OF
                                   INVESTMENTS TREASURY
                                   401 PARK DRIVE MS 01/07
                                   BOSTON MA 02215-3325

                                   FTC AND CO ATTN DATALYNX#093               9.23%
                                   ATTN DATALYNX
                                   PO BOX 173736
                                   DENVER CO 80217-3736

                                   CHARLES SCHWAB & CO INC                    7.55%
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122


                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, JPMorgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS


    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.



                                                          DATE OF ANNUAL REPORT;
                                                         DATE ANNUAL REPORT FILED;
NAME OF FUND                                               AND ACCESSION NUMBER
------------                                             -------------------------
Global 50 Fund                                 10/31/01; 01/03/02; 0000412057-02-080164

Global Healthcare Fund                         10/31/01; 01/03/02; 0000412057-02-080164

Market Neutral Fund                            10/31/01; 01/03/02; 0000412057-02-080164

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002


                            J.P. MORGAN SERIES TRUST

                         JPMORGAN ENHANCED INCOME FUND
                   JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
                    JPMORGAN TAX AWARE ENHANCED INCOME FUND
              JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                      JPMORGAN TAX AWARE U.S. EQUITY FUND

                                522 FIFTH AVENUE
                               NEW YORK, NY 10036


    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated February 28, 2002 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), or the Funds' distributor (the "Distributor").
Attention: JPMorgan Funds at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.


    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

  Select, Classes A, B and C Shares              Ultra and Institutional Shares

  JPMorgan Funds Service Center                  JPMorgan Institutional Funds Service Center
  P.O. Box 219392                                500 Stanton Christiana Road
  Kansas City, MO 64121-9392                     Newark, Delaware 19713
  1-800-348-4782                                 1-800-766-7722


                                                 SAI-ST-EITADETAEITASCOTAUSE-302

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

General.....................................................     3
Investment Objectives and Policies..........................     3
Investment Restrictions.....................................    26
Trustees....................................................    28
Officers....................................................    31
Codes of Ethics.............................................    33
Investment Adviser..........................................    33
Administrator...............................................    35
Distributor.................................................    37
Custodian and Transfer Agent................................    39
Shareholder Servicing.......................................    40
Financial Professionals.....................................    41
Independent Accountants.....................................    41
Expenses....................................................    41
Purchases, Redemptions and Exchanges........................    42
Dividends and Distributions.................................    48
Net Asset Value.............................................    48
Performance Data............................................    49
Fund Transactions...........................................    53
Massachusetts Trust.........................................    55
Description of Shares.......................................    55
Distributions: Tax Matters..................................    61
Additional Information......................................    66
Financial Statements........................................    66
Appendix A--Description of Security Ratings.................   A-1

                                    GENERAL


    This Statement of Additional Information relates only to the JPMorgan Enhanced Income Fund (the "Enhanced Income Fund"), JPMorgan Tax Aware Disciplined Equity Fund (the "Tax Aware Disciplined Equity Fund"), JPMorgan Tax Aware Enhanced Income Fund (the "Tax Aware Enhanced Income Fund"), JPMorgan Tax Aware Small Company Opportunities Fund (the "Tax Aware Small Company Opportunities Fund") and JPMorgan Tax Aware U.S. Equity Fund (the "Tax Aware U.S. Equity Fund"), each of which is a series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust").


    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

Enhanced Income Fund                        Select, Institutional, Ultra, Class A, Class B
                                              and Class C Shares

Tax Aware Disciplined Equity Fund           Institutional Shares

Tax Aware Enhanced Income Fund              Select, Institutional, Class A, Class B and
                                              Class C Shares

Tax Aware Small Company Opportunities Fund  Select, Class A, Class B and Class C Shares

Tax Aware U.S. Equity Fund                  Select, Institutional, Class A, Class B and
                                              Class C Shares

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds, which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

    ENHANCED INCOME FUND is designed for investors seeking high current income, consistent with principal preservation. The Fund primarily invests in taxable fixed income, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the Adviser believes have the potential to provide high current income.


    TAX AWARE DISCIPLINED EQUITY FUND is designed for investors seeking enhanced total return relative to that of securities of large and medium sized companies, typically represented by the S&P 500 Index. Tax Aware Disciplined Equity Fund's investment objective is to provide a high after tax total return from a portfolio of selected equity securities.



    Tax Aware Disciplined Equity Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry the Fund's weightings are similar to those of the S&P 500 Index.

    TAX AWARE ENHANCED INCOME FUND is designed for investors seeking high after current tax income, consistent with principal preservation. The Fund invests in quality municipal obligations that the Adviser believes have the potential to provide high current income that is free from federal income tax. The Fund also invests in taxable fixed income securities that the Adviser believes have the potential to provide high after tax income.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND is designed for investors who are seeking an actively managed portfolio of equity securities of small companies with high growth potential, emphasizing growth sectors of the market without undue emphasis on a specific sector and encompassing a higher degree of risk than some small company stock portfolios. The Fund's investment objective is to provide high after tax total return from a portfolio of small company growth stocks. The Fund seeks to achieve its investment objective by investing primarily in common stocks issued by small U.S. companies with above-average long-term earnings growth potential whose market capitalization is greater than $125 million but less than $2.0 billion when purchased.


    TAX AWARE U.S. EQUITY FUND is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. Tax Aware U.S. Equity Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities.



    Under normal circumstances, the Tax Aware U.S. Equity Fund expects to be fully invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Tax Aware U.S. Equity Fund's primary equity investments are the common stock of large- and medium-capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.


          INVESTMENT PROCESS FOR THE TAX AWARE DISCIPLINED EQUITY FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.


    Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. Tax Aware Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Fund's benchmark. The Adviser also controls the Tax Aware Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.


             INVESTMENT PROCESS FOR THE TAX AWARE U.S. EQUITY FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies--approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

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    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the Tax Aware U.S. Equity Fund's benchmark.

     INVESTMENT PROCESS FOR THE TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor stocks in the small company universe with the aim of identifying companies that participate in expanding markets or have competitive advantage that is sustainable over the long term, exhibit superior potential, sound financial and operating characteristics and can be purchased at a reasonable price. Frequent reviews of individual companies focus on the forecasted growth and profitability inputs to the proprietary valuation analyses. The research goal is to forecast normalized, long-term earnings and dividends for the most attractive small capitalization growth companies among those they monitor.

    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. In addition to the dividend discount model, price/earnings growth, multiples of revenue, estimate revisions and cash flow analysis are inputs into earnings and growth forecasts. These valuation tools are used to evaluate the attractiveness of securities. Within each industry, companies are ranked according to their relative value.

    Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. The specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

 INVESTMENT PROCESS FOR THE ENHANCED INCOME AND TAX AWARE ENHANCED INCOME FUNDS

    DURATION MANAGEMENT. Duration will be actively managed based on internal economic research, forecasts of interest rates and their volatility, and the shape of the yield curve. The portfolio's duration will generally range between 90 days to 18 months.

    SECTOR ALLOCATION. The Adviser's Fixed Income Group recommends sector allocation strategies. Within each sector, the Adviser utilizes option adjusted spread analysis as one measure of sector attractiveness. Current spreads also are judged against their historical norm. The Adviser utilizes market and credit research to assess fair value and the likelihood of sector spreads widening or narrowing.

    SECURITY SELECTION. The Adviser utilizes its extensive credit and quantitative research, portfolio management and trading capabilities across all fixed income markets to select securities. Securities will be selected based upon the issuer's ability to return principal at a rate offering an attractive return when compared to similar securities available in the marketplace.

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                           TAX MANAGEMENT TECHNIQUES


    Tax Aware Disciplined Equity, Tax Aware Small Company Opportunties, Tax Aware Enhanced Income and Tax Aware U.S. Equity Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.


                                  INVESTMENTS


    Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds invest primarily in equity securities consisting of exchange-traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."



    EQUITY SECURITIES. The equity securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Enhanced Income and Tax Aware Enhanced Income Funds may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS


    Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                             TAX EXEMPT OBLIGATIONS


    Enhanced Income and Tax Aware Enhanced Income Funds invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

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    MUNICIPAL BONDS.  Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Funds to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commerical Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. The Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Enhanced Income Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Enhanced Income Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Enhanced Income Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Enhanced Income Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Enhanced Income Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

    TAXABLE FIXED INCOME INVESTMENTS. Each of the Enhanced Income and Tax Aware Enhanced Income Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs,

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which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie
Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


    MORTGAGES (DIRECTLY HELD). Enhanced Income and Tax Aware Enhanced Income Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.


    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually

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permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minium yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

    Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

    The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal

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and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                              FOREIGN INVESTMENTS

    Each Fund can invest in securities of foreign issuers. The Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.


    Enhanced Income and Tax Aware Enhanced Income Funds may invest up to 25% of their respective total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Enhanced Income and Tax Aware Enhanced Income Funds invest in must not be subject to foreign withholding tax at the time of purchase.


    Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Funds assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because Enhanced Income, Tax Aware Enhanced Income and Tax Aware Small Company Opportunities Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.


    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


    SOVEREIGN FIXED INCOME SECURITIES. Enhanced Income and Tax Aware Enhanced Income Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


    BRADY BONDS. Enhanced Income and Tax Aware Enhanced Income Funds may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.



    OBLIGATIONS OF SUPRANATIONAL ENTITIES. Enhanced Income and Tax Aware Enhanced Income Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    INVESTING IN EMERGING MARKETS. Enhanced Income and Tax Aware Enhanced Income Funds also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.


    MORTGAGE DOLLAR ROLL TRANSACTIONS. Enhanced Income and Tax Aware Enhanced Income Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.


    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


    If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Enhanced Income and Tax Aware Enhanced Income Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Enhanced Income and Tax Aware Enhanced Income Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."


    Enhanced Income and Tax Aware Enhanced Income Funds invest in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Funds. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.


    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS


    Enhanced Income and Tax Aware Enhanced Income Funds may purchase and sell
(a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.



    Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.



    Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management". The Funds may not use futures contracts and options for speculation.

    Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.


    Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.



    Enhanced Income and Tax Aware Enhanced Income Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.


    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a potion of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security prices increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sales of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the

OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS


    Tax Aware Small Company Opportunities Fund, Enhanced Income and Tax Aware Enhanced Income Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


    The Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

    The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


    Examples of risk management strategies for Enhanced Income and Tax Aware Enhanced Income Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Funds' transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER


    The table below sets forth the portfolio turnover rates for Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Enhanced Income Funds for the last two fiscal years; and Tax Aware Small Company Opportunities Fund for the fiscal year ended 10/31/01. Enhanced Income Fund has been in existence for less than one full fiscal year. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters."



                                                                FYE 10/31/00    FYE 10/31/01
                                                                ------------    ------------
Tax Aware Disciplined Equity Fund                                    51%             44%
Tax Aware U.S. Equity Fund                                           15%             22%
Tax Aware Enhanced Income Fund                                      172%            142%
Tax Aware Small Company Opportunities Fund                          N/A              92%


                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

    Each Fund:

    (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

    (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

    (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

    (4)  May not borrow money, except to the extent permitted by applicable law;

    (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

    (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and
(c) for the Enhanced Income and Tax Aware Enhanced Income Funds, make direct investments in mortgages;

    (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

    (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

    (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

    (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

    (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
NAME (AGE);                                                            FUND COMPLEX
POSITIONS WITH                          PRINCIPAL OCCUPATIONS          OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                        DURING PAST 5 YEARS             TRUSTEE             OUTSIDE FUND COMPLEX
-----------------                  -------------------------------    --------------    -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60);         Retired; Vice President &                81          None
  Trustee (2001)                   Treasurer of Ingersoll-Rand
                                   Company

Roland E. Eppley, Jr. (69);        Retired                                  81          Trustee of Janel
  Trustee (2001)                                                                        Hydraulics, Inc.
                                                                                        (1993-Present)

Ann Maynard Gray (56); Trustee     Retired; Vice-President of               81          Director of Duke Energy
  (2001)                           Capital Cities/ABC, Inc.                             Corporation (1997-Present);
                                   (1986-1998); President of                            Director of Elan Corporation
                                   Diversified Publishing Group                         Plc (2001-Present); Director of
                                   (1991-1997)                                          The Phoenix Companies (2002)

Matt Healey (63); Trustee and      Retired; Chief Executive                 81          None
  President of the Board of        Officer of certain trust in
  Trustee (1996)                   J.P. Morgan funds (1982-2001)

Fergus Reid, III (69); Chairman    Chairman & Chief Executive               81          Trustee of Morgan Stanley Funds
  of the Board (2001)              Officer of Lumelite Corporation                      (1995-Present)

James J. Schonbachler (59);        Retired; Managing Director of            81          Director of Jonathans Landing
  Trustee (2001)                   Bankers Trust Company                                Golf Club, Inc. (2001-Present)
                                   (financial services)
                                   (1968-1998); Group Head and
                                   Director of Bankers Trust,
                                   A.G., Zurich and BT Brokerage
                                   Corp. (financial services)

H. Richard Vartabedian (66);       Investment Management                    81          None
  Trustee (2001)                   Consultant

INTERESTED TRUSTEE

Leonard M. Spalding (66);          Retired; Chief Executive                 81          Director of Greenview Trust Co.
  Trustee (2001)*                  Officer of Chase Mutual Funds
                                   (1989-1998); President & Chief
                                   Executive Officer of Vista
                                   Capital Management (investment
                                   management); Chief Investment
                                   Executive of Chase Manhattan
                                   Private Bank (investment
                                   management)



                    *   Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.



    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end
October 31, 2001. The members of the Governance Committee are
Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures currently in place for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:



                                                          OWNERSHIP OF TAX AWARE            OWNERSHIP OF TAX AWARE
NAME OF TRUSTEE                                              U.S. EQUITY FUND                  DISCIPLINED FUND
---------------                                          ------------------------       ------------------------------
William J. Armstrong                                               None                              None
Roland E. Eppley, Jr.                                              None                              None
Ann Maynard Gray                                                   None                              None
Matt Healey                                                        None                              None
Fergus Reid, III                                                   None                              None
James J. Schonbachler                                              None                              None
Leonard M. Spalding                                                None                              None
H. Richard Vartabedian                                             None                              None



                                                          OWNERSHIP OF TAX AWARE         OWNERSHIP OF TAX AWARE SMALL
NAME OF TRUSTEE                                            ENHANCED INCOME FUND           COMPANY OPPORTUNITIES FUND
---------------                                          ------------------------       ------------------------------
William J. Armstrong                                               None                              None
Roland E. Eppley, Jr.                                              None                              None
Ann Maynard Gray                                                   None                              None
Matt Healey                                                        None                              None
Fergus Reid, III                                                   None                              None
James J. Schonbachler                                              None                              None
Leonard M. Spalding                                                None                              None
H. Richard Vartabedian                                             None                              None



                                                OWNERSHIP OF ENHANCED         AGGREGATE OWNERSHIP OF ALL FUNDS IN THE
NAME OF TRUSTEE                                      INCOME FUND                              COMPLEX
---------------                                ------------------------       ----------------------------------------
William J. Armstrong                                     None                              Over $100,000
Roland E. Eppley, Jr.                                    None                              Over $100,000
Ann Maynard Gray                                         None                             $10,000--$50,000
Matt Healey                                              None                              Over $100,000
Fergus Reid, III                                         None                              Over $100,000
James J. Schonbachler                                    None                            $50,000--$100,000
Leonard M. Spalding                                      None                              Over $100,000
H. Richard Vartabedian                                   None                              Over $100,000



   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Fund and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.



                                            AGGREGATE TRUSTEE COMPENSATION PAID BY THE TRUST DURING 2001
                         ---------------------------------------------------------------------------------------------------
                          ENHANCED         TAX AWARE         TAX AWARE        TAX AWARE                  TAX AWARE
                          INCOME***     ENHANCED INCOME     U.S. EQUITY   DISCIPLINED EQUITY    SMALL COMPANY OPPORTUNITIES
                         -----------   ------------------   -----------   ------------------   -----------------------------
William J. Armstrong       N/A                $347             $103              $149                      $ 79
Roland R. Eppley, Jr.      N/A                 347              103               149                        79
Ann Maynard Gray           N/A                 586              263               417                       163
Matthew Healey             N/A                 702              297               467                       189
Fergus Reid, III           N/A                 723              215               310                       165
James J. Schonbachler      N/A                 586              263               417                       163
Leonard M. Spalding,
  Jr.                      N/A                  99               19                27                        12
H. Richard Vartabedian     N/A                 463              137               199                       106



                                                                    PENSION OR
                                                                RETIREMENT BENEFITS
                                                                  ACCRUED BY THE        TOTAL COMPENSATION PAID
                                                                 "FUND COMPLEX"**       FROM "FUND COMPLEX"(1)
                                                                -------------------    -------------------------
William J. Armstrong, Trustee                                         $30,616                  $106,500
Roland R. Eppley, Jr., Trustee                                         44,137                   107,500
Ann Maynard Gray, Trustee                                                  NA                   100,000
Matthew Healey, Trustee (2)                                                NA                   116,665
Fergus Reid, III, Chairman                                             85,527                   240,415
James J. Schonbachler, Trustee                                             NA                   100,000
Leonard M. Spalding, Jr., Trustee*                                     27,891                   102,000
H. Richard Vartabedian, Trustee                                        66,879                   153,865



                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of
                        J.P. Morgan Chase.
                   **   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan.
                  ***   Enhanced Income was launched on November 30, 2001, therefore the Fund did not pay out compensation to Trustees.
                  (1)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees serve is comprised of 12 investment companies, including the Funds.
                  (2)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $115,000, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.


    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid,

Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and
$1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust had entered into a Fund Services Agreement with Pierpont Group, Inc., which was terminated on July 31, 2001. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, the Trust has terminated its agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.


    The aggregate fees paid to Pierpont Group Inc. by the Funds during the indicated fiscal periods are set forth below:


    TAX AWARE DISCIPLINED EQUITY FUND--For the fiscal periods ended October 31, 1999 and 2000: $4,110, and $6,796 and for period ended June 30, 2001
(termination of contract) was $4,000 respectively.



    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $2,246 and $5,238 and for the period ended June 30, 2001 (termination of contract): $5,000 respectively.



    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1999 and 2000: $2,425 and $3,206 and for the period ended June 30, 2001 (termination of contract): $3,000 respectively.



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--For the period December 12, 2000 (commencement of operations) through June 30, 2001 (termination of contract):
$2,000.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.


    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of JPMorgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.


    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President,
J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998,
Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.


    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of any class of shares of each Fund.


                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.


    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century. Prior to October 1, 1998, Morgan Guaranty Trust Company of New York served as investment adviser for the Tax Aware U.S. Equity and Tax Aware Disciplined Equity Funds.


    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."


    Each of the Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the applicable Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.



    In approving the Advisory Agreement, the Board of Trustees of each Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to each Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. Each Fund's Board of Trustees compared the terms of the Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with each Fund. In addition, each Fund's Board of Trustees considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Funds. In addition to the foregoing primary considerations, each Fund's Board of Trustees considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Funds. Each Fund's Board of Trustees requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser.

These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the Advisory Agreement.



    The Board of Trustees of each Fund concluded that each Advisory Agreement enabled the applicable Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of each agreement was in the best interest of the Fund and its shareholders.



    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."



    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.



    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.



Enhanced Income Fund                                            0.25%
Tax Aware Disciplined Equity Fund                               0.35%
Tax Aware Enhanced Income Fund                                  0.25%
Tax Aware Small Company Opportunities Fund                      0.85%
Tax Aware U. S. Equity Fund                                     0.45%



    For the most recent fiscal periods, JPMIM was paid or accrued advisory fees and voluntarily waived the amounts in parentheses for the following funds:



                                                                           YEAR-ENDED OCTOBER 31, 2001
                              YEAR-ENDED         YEAR-ENDED      -----------------------------------------------
                           OCTOBER 31, 1999   OCTOBER 31, 2000        PAID/ACCRUED                WAIVED
                             PAID/ACCRUED       PAID/ACCRUED     (AMOUNTS IN THOUSANDS)   (AMOUNTS IN THOUSANDS)
                           ----------------   ----------------   ----------------------   ----------------------
TAX AWARE DISCIPLINED
  EQUITY FUND                  $754,945          $1,528,039              $1,359                   $  (0)
TAX AWARE ENHANCED INCOME
  FUND                         $378,517          $  796,257              $1,222                   $(128)
TAX AWARE U.S. EQUITY
  FUND                         $554,907          $  929,621              $1,107                   $  (0)
TAX AWARE SMALL COMPANY
  OPPORTUNITIES FUND*                                                    $1,420                   $  (0)



                    * (For the period December 12, 2000 (commencement of operations) through October 31, 2001)


    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" below.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                 ADMINISTRATOR


    Pursuant to an Administration Agreement, dated August 10, 2001, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Morgan was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Funds only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In addition, the Administration Agreement provides that in the event the operating expenses of any Fund, including all investment advisory, administration, and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.


    Under a prior Co-Administration Agreement with the Trust which was terminated on July 31, 2001. Funds Distributor, Inc. ("FDI") served as the Trust's Co-Administrator.



    For its services under the Co-Administration Agreement, each Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.



    The table below sets forth the administrative fees paid to FDI for the periods indicated. Enhanced Income was not in operations prior to November 30, 2001, therefore no administrative fees were paid to FDI.



    TAX AWARE DISCIPLINED EQUITY FUND--For the fiscal years ended October 31, 1999 and 2000: $1,911 and $2,868 and for the period ended June 30, 2001 by termination of contract: $2,000, respectively.



    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $1,278 and $2,182 and for the period ended June 30, 2001: $2,000 by termination of contract, respectively.



    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1999 and 2000: $1,108 and $1,353 and for the period ended June 30, 2001 by termination of contract: $1,000, respectively.



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--For the period December 12, 2000 (commencement of operations) through June 30, 2001 by termination of contract:
$1,000.

    The Trust, on behalf of each Fund entered into Administrative Services Agreements (the "Services Agreements") with one of the predecessors of Morgan pursuant to which predecessor was responsible for certain administrative and related services provided to each Fund.



    Under the amended Services Agreements, each Fund had agreed to pay predecessor fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which predecessor provided similar services. For the most recent fiscal year ended 10/31/01, predecessor as Services Agent was paid or accrued Services Agent fees, and voluntarily waived the amounts in parentheses for the following.



    Enhanced Income was not in operations prior to November 30, 2001, therefore no fees were paid to the Servicer Agent.



    TAX AWARE DISCIPLINED EQUITY--For the fiscal years ended October 31, 1999, 2000 and 2001: $111,033, $212,348 and $231,000, respectively. The fees waived for the fiscal year ended October 31, 2001 were: $(15,000).



    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal years ended October 31, 2000 and 2001: $76,874, $159,121 and $362,000, respectively. The fees waived for the fiscal year ended October 31, 2001 were: $(166,000).



    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1999, 2000 and 2001: $63,722, $100,469 and $150,000, respectively. The fees waived for the fiscal year ended October 31, 2001 were: $(18,000).



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--For the period December 12, 2000 (commencement of operations) through October 31, 2001 $102,000. The fees waived for the period December 20, 2001 (commencement of operations) through October 31, 2001 were: $(5,000).


                                  DISTRIBUTOR


    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's Distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.


    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by Customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.


    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.



    Expenses paid by the Distributor related to the distribution of the Fund during the most recent fiscal year end were as follows:



TAX AWARE U.S. EQUITY FUND



                                                                  FOR THE FISCAL YEAR
                                                                     ENDED 10/31/01
                                                                ------------------------
                                                                 (AMOUNTS IN THOUSANDS)

Advertising and Sales Literature                                        $    30
Printing, production and mailing of prospectuses other than
  Shareholders                                                          $68,836
Compensation to dealers                                                 $    73
Compensation to sales personnel                                         $     2
Class B share financing charges                                         $   994
Equipment, supplies and other                                           $     0



TAX AWARE SMALL COMPANY OPPORTUNITIES FUND



                                                                  FOR THE FISCAL YEAR
                                                                     ENDED 10/31/01
                                                                ------------------------
                                                                 (AMOUNTS IN THOUSANDS)

Advertising and Sales Literature                                        $     3
Printing, production and mailing of prospectuses other than
  Shareholders                                                          $13,855
Compensation to dealers                                                 $     5
Compensation to sales personnel                                         $     0
Class B share financing charges                                         $    68
Equipment, supplies and other                                           $     0


                               DISTRIBUTION PLAN

    The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans") for its Class A, Class B and Class C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Funds' respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940
Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


                          CUSTODIAN AND TRANSFER AGENT



    Pursuant to the Global Custody Agreement with the Trust, dated September 7, 2001, JPMorgan Chase Bank, 3 Metrotech Center, Brooklyn, NY 11245 is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's custodian and fund accounting agent.



    DST Systems, Inc. ("DST" or "Transfer Agent") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to April 26, 2001, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING


    The Trust on behalf of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which includes, but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's Transfer Agent; transmitting purchase and redemption orders to the Fund's Transfer Agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.



    Under the Shareholder Servicing Agreement, effective August 1, 1998, the Fund has agreed to pay Morgan for these services a fee at an annual rate of up to 0.25% for Select, Class A, Class B and Class C Shares and up to 0.10% for Institutional Class Shares (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders).



    The table below sets forth for each Fund listed the shareholder servicing fees paid/accrued by each Fund to Morgan for the periods indicated. Enhanced Income Fund has not been operational for a full fiscal year and therefore paid no shareholder servicing fees.



    TAX AWARE DISCIPLINED EQUITY FUND (INSTITUTIONAL SHARES)--For the fiscal years ended October 31, 1999, 2000 and 2001: $215,699, $436,582 and (amount in thousands) $388. The fees waived for the fiscal year ended October 31, 2001 (amount in thousands): $(49).



    TAX AWARE ENHANCED INCOME FUND (SELECT SHARES)--For the period April 16, 1999 (commencement of operations) through October 31, 1999: $24,844. For the fiscal years ended October 31, 2000 and 2001: $77,647 and (amount in thousands) $120. The fees waived for the fiscal year ended October 31, 2001 (amount in thousands): $(1).



    TAX AWARE ENHANCED INCOME FUND (INSTITUTIONAL SHARES)--For the period
April 16, 1999 (commencement of operations) through October 31, 1999: $140,498. For the fiscal years ended October 31, 2000 and 2001: $294,887 and (amount in thousands) $441. The fees waived for the fiscal year ended October 31, 2001 (amount in thousands): $(114).



    TAX AWARE U.S. EQUITY FUND (SELECT SHARES)--For the fiscal years ended October 31, 1999, 2000 and 2001: $308,281, $516,456 and (amounts in thousands)
$583. The fees waived for the fiscal year ended October 31, 2001 (amount in thousands): $(16).



    TAX AWARE U.S. EQUITY FUND (INSTITUTIONAL SHARES)--For the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $(2). The fees waived for the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $(2).



    TAX AWARE U.S. EQUITY FUND (CLASS A)--For the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $6. The fees waived for the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $(0).



    TAX AWARE U.S. EQUITY FUND (CLASS B)--For the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $1. The fees waived for the period April 16, 2001 (commencement of operations) through October 31, 2001 (amount in thousands) $(0).



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND (SELECT SHARES)--For the period December 12, 2000 (commencement of operations) through October 31, 2001 (amount in thousands) $284. The fees waived for the period December 12, 2000 (commencement of operations) through October 31, 2001 (amount in thousands) $(0).

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.



    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.


                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator", and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


    Morgan has agreed that it will reimburse the Funds through the dates indicated in the table below to the extent necessary to maintain such Funds' total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) at the following annual rates of the Funds' average daily net assets.



Enhanced Income Fund--Select Shares                             12/31/04     0.40%
Enhanced Income Fund--Institutional Shares                      12/31/02     0.20%
Enhanced Income Fund--Institutional Shares                      12/31/04     0.25%
Enhanced Income Fund--Class A Shares                            12/31/02     0.75%
Enhanced Income Fund--Class B Shares                            12/31/02     1.25%
Enhanced Income Fund--Class C Shares                            12/31/02     1.25%
Enhanced Income Fund--Ultra Shares                              12/31/04     0.15%
Tax Aware Disciplined Equity Fund--Institutional Shares          2/28/05     0.55%
Tax Aware Enhanced Income Fund--Select Shares                    2/28/05     0.50%
Tax Aware Enhanced Income Fund--Institutional Shares             2/28/05     0.25%
Tax Aware Enhanced Income Fund--Class A Shares                   2/28/03     0.75%
Tax Aware Enhanced Income Fund--Class B Shares                   2/28/03     1.25%
Tax Aware Enhanced Income Fund--Class C Shares                   2/28/03     1.25%
Tax Aware Small Company Opportunities Fund--Select Shares        2/28/05     1.35%
Tax Aware Small Company Opportunities Fund--Class A Shares       2/28/05     1.65%
Tax Aware Small Company Opportunities Fund--Class B Shares       2/28/05     2.15%
Tax Aware Small Company Opportunities Fund--Class C Shares       2/28/05     2.15%
Tax Aware U.S. Equity Fund--Select Shares                        2/28/05     0.84%
Tax Aware U.S. Equity Fund--Class A Shares                       2/28/05     1.10%
Tax Aware U.S. Equity Fund--Class B Shares                       2/28/05     1.60%
Tax Aware U.S. Equity Fund--Class C Shares                       2/28/05     1.60%
Tax Aware U.S. Equity Fund--Institutional Shares                 2/28/05     0.70%



    The table below sets forth for each Fund the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.



    ENHANCED INCOME FUND--There were no fees or other expenses Morgan reimbursed to this Fund under tax expense reimbursement arrangements.



    TAX AWARE DISCIPLINED EQUITY--For the fiscal years ended October 31, 1999, 2000 and 2001: $207,236, $168,995 and $105 (amounts in thousands).



    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal years ended October 31, 2000 and 2001: $444,130, $293,316 and $761 (amounts in thousands).



    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1999, 2000 and 2001: $67,977, $7,561 and $101 (amounts in thousands).



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--For the period December 12, 2000 (commencement of operations) through October 31, 2001: $22 (amounts in thousands).


                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account

Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.


    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                                     AMOUNT OF SALES CHARGE
                                              SALES CHARGE AS A PERCENTAGE OF:       REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                    -------------------------------------        A PERCENTAGE OF
OFFERING PRICE ($)                          OFFERING PRICE    NET AMOUNT INVESTED        OFFERING PRICE
------------------                          --------------    -------------------    -----------------------
Under 100,000                                    5.75                 6.10                    5.00
100,000 but under 250,000                        3.75                 3.90                    3.25
250,000 but under 500,000                        2.50                 2.56                    2.25
500,000 but under 1,000,000                      2.00                 2.04                    1.75


    The broker-dealer allocation for Class A Shares of Enhanced Income Fund and Tax Aware Enhanced Income Fund is set forth below:


                                                                                     AMOUNT OF SALES CHARGE
                                              SALES CHARGE AS A PERCENTAGE OF:       REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                    -------------------------------------        A PERCENTAGE OF
OFFERING PRICE ($)                          OFFERING PRICE    NET AMOUNT INVESTED        OFFERING PRICE
------------------                          --------------    -------------------    -----------------------
Under 100,000                                    1.50                 1.52                    1.00
100,000 but under 250,000                        1.00                 1.00                    0.50
250,000 but under 500,000                        0.50                 0.50                    0.25
500,000 but under 1,000,000                      0.25                 0.25                    0.25

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.


    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments. The information in this paragraph only applies to Enhanced Income, Tax Aware Disciplined Equity, Tax Aware Small Company Opportunities and Tax Aware U.S. Equity Funds.



    For Class A shares of the Tax Aware Enhanced Income Fund, the Distributor pays broker-dealers 0.25% on net sales of $1 million or more.



    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.



    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.


    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.


    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.


    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS


    The Funds declare and pay dividends and distributions as described under "Dividends and Distributions" in the respective Prospectuses.


    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the perod, (b) subtracting 1 from the result; and (c) multiplying the result by 2.

    Below is set forth historical yield information for the Tax Aware Enhanced Income Fund for the periods indicated:


    TAX AWARE ENHANCED INCOME FUND (Institutional Shares) (10/31/01): 30-day yield: 2.61%.



    TAX AWARE ENHANCED INCOME FUND (Select Shares) (10/31/01): 30-day yield:
2.32%.



                              TOTAL RATE OF RETURN



    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.



                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)



    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2001, were as follows:



                                                                      FISCAL YEARS ENDING 10/31/01
                                                   -------------------------------------------------------------------
                                                                                                              DATE OF
                                                         ONE           FIVE       TEN           SINCE          FUND
                                                        YEAR          YEARS      YEARS        INCEPTION      INCEPTION
                                                   ---------------   --------   --------   ---------------   ---------
Tax Aware Disciplined Equity Fund                                                                             1/30/97
    Institutional Share - before taxes                     -23.55%       NA         NA               8.67%
    Institutional Shares - after taxes on
      distributions                                        -23.69%       NA         NA               8.37%
    Institutional Shares - after taxes on
      distributions and sale of fund shares                -14.33%       NA         NA               6.99%
Tax Aware Enhanced Income Fund                                                                                4/16/99
    Institutional Share - before taxes                       5.63%       NA         NA               4.62%
    Institutional Shares - after taxes on
      distributions                                          5.35%       NA         NA               4.32%
    Institutional Shares - after taxes on
      distributions and sale of fund shares                  4.75%       NA         NA               4.23%
    Select Shares - before taxes                             5.47%       NA         NA               4.41%
    Select Shares - after taxes on distributions             5.21%       NA         NA               4.12%

                                                                      FISCAL YEARS ENDING 10/31/01
                                                   -------------------------------------------------------------------
                                                                                                              DATE OF
                                                         ONE           FIVE       TEN           SINCE          FUND
                                                        YEAR          YEARS      YEARS        INCEPTION      INCEPTION
                                                   ---------------   --------   --------   ---------------   ---------
    Select Shares - after taxes on distributions
      and sale of fund shares                                4.57%       NA         NA               4.03%
    Class A Shares - before taxes                            2.85%       NA         NA               3.64%
    Class A Shares - after taxes on
      distributions                                          2.56%       NA         NA               3.39%
    Class A Shares - after taxes on
      distributions and sale of fund                         2.79%       NA         NA               3.39%
Tax Aware Small Company Opportunities Fund                                                                   12/12/00
    Select Shares - before taxes                               NA        NA         NA             -30.53%
    Select Shares - after taxes on distributions               NA        NA         NA             -30.53%
    Select Shares - after taxes on distributions
      and sale of fund shares                                  NA        NA         NA             -18.59%
    Class A Shares - before taxes                              NA        NA         NA             -30.73%
    Class A Shares - after taxes on
      distributions                                            NA        NA         NA             -30.73%
    Class A Shares - after taxes on
      distributions and sale of fund shares                    NA        NA         NA             -18.72%
    Class B shares - before taxes                              NA        NA         NA             -30.53%
    Class B Shares - after taxes on
      distributions                                            NA        NA         NA             -30.53%
    Class B Shares - after taxes on
      distributions and sale of fund shares                    NA        NA         NA             -18.59%
    Class C Shares - before taxes                              NA        NA         NA             -30.93%
    Class C Shares - after taxes on
      distributions                                            NA        NA         NA             -30.93%
    Class C Shares - after taxes on
      distributions and sale of fund shares                    NA        NA         NA             -18.84%
Tax Aware U.S. Equity Fund                                                                                   12/18/96
    Institutional Shares - before taxes                    -23.76%       NA         NA              10.05%
    Institutional Shares - after taxes on
      distributions                                        -23.92%       NA         NA               9.74%
    Institutional Shares - after taxes on
      distributions and sale of fund shares                -14.39%       NA         NA               8.13%
    Select Shares - before taxes                           -23.67%       NA         NA               9.97%
    Select Shares - after taxes on distributions           -23.85%       NA         NA               9.85%
    Select Shares - after taxes on distributions
      and sale of fund shares                              -14.46%       NA         NA               8.21%
    Class A Shares - before taxes                          -23.63%       NA         NA              10.09%
    Class A Shares - after taxes on
      distributions                                        -23.79%       NA         NA               9.87%
    Class A Shares - after taxes on
      distributions and sale of fund shares                -14.38%       NA         NA               8.23%
    Class B Shares - before taxes                          -24.21%       NA         NA               9.92%
    Class B Shares - after taxes on
      distributions                                        -24.35%       NA         NA               9.70%
    Class B Shares - after taxes on
      distributions and sale of fund shares                -14.73%       NA         NA               8.09%
    Class C Shares - before taxes                          -24.27%       NA         NA               9.90%
    Class C Shares - after taxes on
      distributions                                        -24.42%       NA         NA               9.68%
    Class C Shares - after taxes on
      distributions and sale of fund shares                -14.76%       NA         NA               8.07%

                    *   The ongoing fees and expenses borne by Class B Shares are
                        greater than those borne by Class A Shares; the ongoing
                        fees and expenses borne by a Fund's Class A and Class B
                        Shares are greater than those borne by the Fund's
                        Institutional Shares. As indicated above, the performance
                        information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a
                        particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's
                        performance history but does not reflect how the distinct
                        classes would have performed on a relative basis prior to
                        the introduction of those classes, which would require an
                        adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total
                        operating expenses of certain Funds (or classes thereof).
                        Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds,
                        Morgan and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated
                        period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's
                        Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.



                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares for each period length, reflected, the average annual total rate of return figures would be as follows:



                                                                        FISCAL YEARS ENDING 10/31/01
                                                    --------------------------------------------------------------------
                                                                                                                DATE OF
                                                          ONE           FIVE       TEN           SINCE           FUND
                                                         YEAR          YEARS      YEARS        INCEPTION       INCEPTION
                                                    ---------------   --------   --------   ---------------    ---------
Tax Aware Small Company Opportunities                                                                          12/12/00
    Class A Shares - before taxes                               NA       NA         NA              -34.74%
    Class A Shares - after taxes on distributions               NA       NA         NA              -34.74%
    Class A Shares - after taxes on distributions
      and sale of fund shares                                   NA       NA         NA              -21.15%
    Class B Shares - before taxes                               NA       NA         NA              -34.01%
    Class B Shares - after taxes on distributions               NA       NA         NA              -34.01%
    Class B Shares - after taxes on distributions
      and sale of fund shares                                   NA       NA         NA              -20.71%
    Class C Shares before taxes                                 NA       NA         NA              -31.62%
    Class C Shares - after taxes on distributions               NA       NA         NA              -31.62%
    Class C Shares - after taxes on distributions
      and sale of fund shares                                   NA       NA         NA              -19.26%
Tax Aware U.S. Equity Fund                                                                                     12/18/96
    Class A Shares - before taxes                           -28.02%      NA         NA                8.76%
    Class A Shares - after taxes on distributions           -28.17%      NA         NA                8.54%
    Class A Shares - after taxes on distributions
      and sale of fund shares                               -17.05%      NA         NA                7.11%
    Class B Shares - before taxes                            27.98%      NA         NA                9.63%
    Class B Shares - after taxes on distributions           -28.12%      NA         NA                9.41%
    Class B Shares - after taxes on distributions
      and sale of fund shares                               -17.03%      NA         NA                7.85%
    Class C Shares - before taxes                            25.02%      NA         NA                9.90%
    Class C Shares - after taxes on distributions           -25.18%      NA         NA                9.68%
    Class C Shares - after taxes on distributions
      and sale of fund shares                               -15.22%      NA         NA                8.07%



                    *   See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.


    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.


    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing incidental functions, such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.



    The Funds paid the following brokerage commissions for the indicated periods:



    ENHANCED INCOME FUND--has not been operational for a full fiscal year and therefore paid no brokerage commissions.



    TAX AWARE DISCIPLINED EQUITY--For the fiscal years ended October 31, 1999, 2000 and 2001: $188,634 $331,400, and $304,753.



    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1999, 2000 and 2001: $76,033, $75,108 and $82,124.



    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 2000: $0, and for the fiscal year ended 10/31/01 $1,364.



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--For the period December 12, 2000 (commencement of operations) through October 31, 2001: $224,570.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES


    The Trust is comprised of 12 separate series of shares of beneficial interest. See "Massachusetts Trust."


    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 14 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


    As of January 31, 2002, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of each
Fund:



FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                -------------------------------         ---------------
ENHANCED INCOME FUND                    HAMILL & CO                                  45.67%
 Institutional Class                    FBO PREMIER PURCHASING INV
                                        MAIL STA 16-HCB-09 PO BOX 2558
                                        HOUSTON, TX 77252-2558
                                        BALSA & CO                                   23.22%
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON, TX 77252-2558
                                        MORGAN GUARANTY TRUST COMPANY                17.36%
                                        OF NEW YORK AS AGENT FOR
                                        JEROME L GREEN FOUNDATION
                                        ATTN: SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
                                        JPMIM AS AGENT FOR                           11.19%
                                        SYLVAN I BV CASH ACCOUNT
                                        ATTN: MATTHEW HUVANE
                                        522 FIFTH AVE
                                        NEW YORK, NY 10036-7601
TAX AWARE US EQUITY FUND                JP MORGAN CHASE BANK AS AGENT FOR            10.69%
 Class A                                BERNARD F REYNOLDS IRREV FAM TST
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
                                        JP MORGAN CHASE BANK AS AGENT FOR            10.69%
                                        ANNE B REYNOLDS IRREV FAM TST
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107

FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                -------------------------------         ---------------
                                        JP MORGAN CHASE BANK AS AGENT FOR             5.48%
                                        HAROLD HENDERSON
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
                                        JP MORGAN CHASE BANK AS AGENT FOR             5.31%
                                        FRANK B GLASSNER STEFANIE GLASSNER
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
TAX AWARE US EQUITY FUND                GEORGE T ARGYRIS TR                           7.82%
 Class B                                HULL CHILDREN 1998 TRUST
                                        FBO BRADFORD W HULL
                                        C/O THELEN REID & PRIEST
                                        101 2ND ST STE 1800
                                        SAN FRANSISCO, CA 94105-3659
                                        GEORGE T ARGYRIS TR                           5.87%
                                        HULL CHILDREN 1998 TRUST
                                        FBO ANDREW R HULL
                                        C/O THELEN REID & PRIEST
                                        101 2ND ST STE 1800
                                        SAN FRANSISCO, CA 94105-3659
                                        GEORGE T ARGYRIS TR                           5.28%
                                        HULL CHILDREN 1998 TRUST
                                        FBO PAMELA HULL LEWERENZ
                                        C/O THELEN REID & PRIEST
                                        101 2ND ST STE 1800
                                        SAN FRANSISCO, CA 94105-3659
                                        NFSC FBO # C1B-173185                         5.11%
                                        RAYMOND J MITNIK
                                        15-A RICHBELL RD
                                        SCARSDALE, NY 10583-4434
TAX AWARE US EQUITY FUND                MLPF&S FOR THE SOLE BENEFIT OF               59.43%
 Class C                                ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97PG3
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE, FL 32246-6484                  23.62%
                                        LPL FINANCIAL SERVICES
                                        A/C 3305-7494
                                        9785 TOWNE CENTRE DR
                                        SAN DIEGO, CA 92121-1968
                                        JP MORGAN INVESTMENT MGMT                     8.86%
                                        ATTN HASKEL GINSBERG
                                        522 FIFTH AVE FL 18
                                        NEW YORK, NY 10036-7601

FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                -------------------------------         ---------------
TAX AWARE SMALL COMPANY                 LPL FINANCIAL SERVICES                       15.52%
 OPPORTUNITIES FUND-Class A             A/C 3029-9780
                                        9785 TOWNE CENTRE DR
                                        SAN DIEGO, CA 92121-1968
                                        RAYMOND JAMES & ASSOC INC                    13.41%
                                        FBO NENON MAR TRUST
                                        BIN# 10342324
                                        880 CARILLON PKWY
                                        ST PETERSBURG, FL 33716-110
                                        LPL FINANCIAL SERVICES                       11.54%
                                        A/C 1146-6420
                                        9785 TOWNE CENTRE DR
                                        SAN DIEGO, CA 92121-1968
                                        LPL FINANCIAL SERVICES                        6.50%
                                        A/C 7145-7605
                                        9785 TOWNE CENTRE DR
                                        SAN DIEGO, CA 92121-1968
                                        NFSC FBO # BW 1-477400                        5.57%
                                        BARBARA J WOODSON
                                        9805 WICK WAY
                                        EL PASO, TX 79925-2828
                                        RAYMOND JAMES & ASSOC INC                     5.55%
                                        FBO SCALF DP ELI
                                        BIN# 50102666
                                        880 CARILLON PKWY
                                        ST PETERSBURG, FL 33716-1100
TAX AWARE SMALL COMPANY                 NFSC FBO # C1Q-007013                        49.38%
 OPPORTUNITIES-Class B                  TIMOTHY J ELDRED
                                        45 FAIRVIEW DR
                                        BROCKPORT, NY 14420-2633
                                        NFSC FBO # C1Q-487937                        10.34%
                                        THOMAS H ALFERMAN
                                        58 CHURCH ST
                                        KINGS PARK, NY 11754-2703
                                        JP MORGAN INVESTMENT MGMT                     8.29%
                                        ATTH HASKEL GINSBERG
                                        522 FIFTH AVE FL 18
                                        NEW YORK, NY 10036-7601
                                        NFSC FBO # BW 1-490601                        6.86%
                                        HERIBERTO CANTU
                                        1016 N 35TH ST
                                        MCALLEN, TX 78501-3543
                                        NFSC FBO # BW 1-459046                        5.41%
                                        LI LUNG YANG
                                        SHIH LUNG YUAN
                                        2139 TRELLIS PL
                                        RICHARDSON, TX 75081-4769
TAX AWARE SMALL COMPANY                 WINSTON MOSS 59 CHATEAU ROTHCHILD DR         57.64%
 OPPORTUNITIES-Class C                  KENNER, LA 70065-1906

FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                -------------------------------         ---------------
                                        DONALDSON LUFKIN JENRETTE                    25.96%
                                        SECURITIES CORP INC
                                        PO BOX 2052
                                        JERSEY CITY, NJ 07303-2052
                                        JP MORGAN INVESTMENT MGMT                     7.14%
                                        ATTN HASKEL GINSBERG
                                        522 FIFTH AVE FL 18
                                        NEW YORK, NY 10036-7601
                                        LPL FINANCIAL SERVICES                        5.81%
                                        A/C 3305-7494
                                        9785 TOWNE CENTRE DR
                                        SAN DIEGO, CA 92121-1968
TAX AWARE DISCIPLINED                   CHARLES SCHWAB & CO INC                      23.79%
 EQUITY-Institutional Class             SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANSISCO, CA 94104-4122
                                        JP MORGAN CHASE BANK AS AGENT FOR             6.74%
                                        JAMES LORING JOHNSON 1944 TRUST
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
TAX AWARE US EQUITY                     CHARLES SCHWAB & CO INC                      10.41%
 FUND-Select Class                      SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANSISCO, CA 94104-4122
TAX AWARE ENHANCED                      BALSA & CO                                   73.62%
 INCOME FUND-Class A                    MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON, TX 77252-2558
                                        JP MORGAN CHASE BANK AS AGENT                13.86%
                                        FOR CHARLES B RETZ
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, NJ 19713-2107
                                        DONALDSON LUFKIN JENRETTE                    11.55%
                                        SECURITIES CORP INC
                                        PO BOX 2052
                                        JERSEY CITY, NJ 07303-2052
TAX AWARE US EQUITY                     CHARLES SCHWAB & CO INC                      36.02%
 FUND-Institutional Class               SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANSISCO, CA 94104-4122

FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                -------------------------------         ---------------
                                        JP MORGAN CHASE BANK AS AGENT FOR            28.51%
                                        ROSALIND RESNICK
                                        ATTN SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
                                        MGT OF NEW YORK AS AGENT FOR                  5.23%
                                        MALCOLM & SONYA MCDONALD
                                        ATTN SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107
TAX AWARE ENHANCED                      BALSA & CO                                   20.57%
 INCOME-Select class                    MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON, TX 77252-2558
                                        BALSA & CO                                    7.87%
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON, TX 77252-2558
TAX AWARE ENHANCED INCOME               JPM FSB AS AGENT FOR                          6.84%
 Institutional Shares                   TITANIUM TRADING PARTNERS LLC
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK, DE 19713-2107


                           DISTRIBUTIONS: TAX MATTERS


    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in Prospectuses of each Fund are not intended as substitutes for careful tax planning.


                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.



    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Objectives and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated:



    TAX AWARE DISCIPLINED EQUITY FUND: For the fiscal year ended October 31, 2001: $61,074,095, of which $802,394 expires in the year 2006, $23,888,119 expires in 2008 and $36,383,582 which expires in 2009.



    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND: For the fiscal year ended October 31, 2001: $39,994,253 which expires in the year 2009.



    TAX AWARE U.S. EQUITY FUND: For the fiscal year ended October 31, 2001:
$20,768,416, of which $81,365 expires in the year 2005, $498,314 expires in the year 2006, $4,604,518 expires in the year 2007, $5,193,669 expires in the year 2008 and $10,390,550 which expires in the year 2009.



    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                               FUND DISTRIBUTIONS


    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.



    Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.



    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.



    Tax Aware U.S. Equity Fund typically pays ordinary income dividends four times a year. Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Tax Aware Small Company Opportunities Fund generally distributes any net investment income at least annually.



    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if a corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.



    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.



    Tax Aware Enhanced Income Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences.



    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.



    Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.



    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.



    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may refunded or be credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt from interest dividends received on such shares and (to the extent not disallowed will be) treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


                              FOREIGN SHAREHOLDERS


    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, exempt-interest dividends and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.



    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.



    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.



    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.



                          STATE AND LOCAL TAX MATTERS



    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that a Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of the Funds, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended October 31, 2001 (Accession No. 0000912507-02-000404) is incorporated by reference.

                  APPENDIX A--DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS


    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

Part C - Other Information

                               ITEM 23. EXHIBITS.

(a) Declaration of Trust.(1)

(a)(1) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

(a)(2) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

(a)(3) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

(a)(4) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

(a)(5) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

(a)(6) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(14)

(a)(7) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(8) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(9) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (16)

(a)(10) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(15)

(b) Restated By-Laws.(2)

(b)(1) Amendment to Restated By-Laws.(12)

(b)(2) Amendment No. 2 to Restated By-Laws. (12)

(d) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. (21)

(e)(1) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").(2)

(e)(2) Form of Distribution Agreement between Registrant and J.P. Morgan Fund Distributors, Inc.(18)

(g) Form of Custodian Contract between Registrant and The Chase Manhattan Bank. (22)

(h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(h)(2) Transfer Agency Agreement between Registrant and DST Systems, Inc. (20)

(h)(3) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(i)    Opinion of Nixon Peabody LLP. (19)

(j)    Consent of Auditor, filed herein.

(l) Form of Purchase agreement with respect to Registrant's initial shares.(2)

(m)    12b-1 Distribution Plan. (20)

(n)    Rule 18f-3 Multi-Class Plan. (21)

(p)(1) Code of Ethics for the Registrant. (13)

(p)(2) Amended Code of Ethics for J.P. Morgan Fund Distributors, Inc. (21)

(p)(3) Amended Code of Ethics. (16)

(p)(4) Codes of Ethics for Registrant, (22)

(p)(5) Codes of Ethics for Advisers, (22)

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Richard Vartabedian and David Wezdenko. (21)

--------------------------------------------------------------------------------

(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No.0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No.0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No.0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000 (Accession Number 0001041455-00-00096).

(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000 (Accession Number 0001016937-00-000008).

(15) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000 (Accession Number 0000912057-00-053000).

(16) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number 0001005477-01-001650).

(17) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 30, 2001 (Accession Number 0000912057-01-505951).

(18) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 20, 2001 (Accession Number 0000912057-01-509686).

(19) Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001 (Accession Number 0000912057-01-516549).

(20) Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

(21) Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001 (Accession Number 0000912057-01-531615).

(22) Incorporated herein from Registrant's registration statement on Form N-1A as filed November 19, 2001 (Accession Number 0000912057-01-540458)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011).


ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.


     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.


     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:


Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Group
Mutual Fund Investment Trust
Mutual Fund Master Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio
JPMorgan Value Opportunities Fund, Inc.

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                           POSITION AND OFFICES                     POSITION AND OFFICES
NAME AND ADDRESS            WITH DISTRIBUTOR                           WITH REGISTRANT
----------------            --------------------                    --------------------
Lynn J. Mangum                 Chairman                                    None
90 Park Ave.
New York, NY 10016

Margaret Warner Chambers       Vice President                              None
90 Park Ave.
New York, NY 10016

Charles Linn Booth             Vice President/Compliance                   None
3435 Stelzer Road               Officer
Columbus, OH 43219

Dennis Sheehan                 Director                                    None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                  Secretary                                   None
90 Park Ave.
New York, NY 10016

Edward S. Forman               Assistant Secretary                         None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                   Fin/Op                                      None
90 Park Ave.
New York, NY 10016

Patrick William McKeon         Vice President/Chief Compliance Officer     None
90 Park Ave.
New York, NY 10016

William J. Tomko               President                                   None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended the "1940 Act"),and the Rules thereunder will be maintained at the offices of:


     JP Morgan Chase Bank: 3 Metrotech Center, Brooklyn, New York 11245 and J.P. Morgan Investment Management Inc.: 9 West 57th Street, New York, New
York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as shareholder servicing agent, administrative, services agent and custodian and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).


     J.P. Morgan Fund Distributors, Inc.: 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as distributor and sub-administrator).


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2002.

                                             J.P. MORGAN SERIES TRUST


By: /s/ George Gatch                            /s/ David Wezdenko
    ---------------------------                 -----------------------------
George Gatch                                        David Wezdenko
President                                           Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2002.


Fergus Reid, III*
------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
------------------------------
Ann Maynard Gray
Trustee

Matthew Healey*
-----------------------------
Matthew Healey
Trustee

James J. Schonbachler*
------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*
------------------------------
Leonard M. Spalding, Jr.

H. Richard Vartabedian*
------------------------------
H. Richard Vartabedian
Trustee

*By      /s/ David Wezdenko
         ---------------------------
         David Wezdenko
         Attorney-in-Fact